                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06136

                              HOMESTEAD FUNDS, INC.

         ---------------------------------------------------------------

               (Exact name of registrant as specified in charter)

                              4301 Wilson Boulevard
                               Arlington, VA 22203
               (Address of principal executive office - Zip Code)

                              Denise Trujillo, Esq.
                              Homestead Funds, Inc.
                              4301 Wilson Boulevard
                               Arlington, VA 22203
                   (Name and address of the agent for service)

                                   Copies to:
                             Michael Berenson, Esq.
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                 (Name and addresses of the agents for service)

       Registrant's telephone number, including area code: (703) 907-6026

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

HOMESTEAD FUNDS

[FIGURE]
ANNUAL REPORT
DECEMBER 31, 2003

-        Daily Income

-        Short-Term Government Securities

-        Short-Term Bond

-        Stock Index

-        Value

-        Small-Company Stock

-        International Stock Index

-        Nasdaq-100 Index Tracking Stock(SM)

[HOMESTEAD FUNDS INC. LOGO]

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

TABLE OF CONTENTS

PERFORMANCE EVALUATION
         Daily Income Fund                                         5-6
         Homestead Bond Funds                                     7-11
         Stock Index Fund                                        12-13
         Value Fund                                              14-16
         Small-Company Stock Fund                                17-19
         International Stock Index Fund                          20-22
         Nasdaq-100 Index Tracking Stock(SM) Fund                23-24
NOTICE OF PROXY MAILINGS                                            25
PROXY VOTING POLICIES                                               25
PORTFOLIO OF INVESTMENTS
         Daily Income Fund                                       28-30
         Short-Term Government Securities Fund                   31-33
         Short-Term Bond Fund                                    34-41
         Stock Index Fund                                           42
         Value Fund                                              43-44
         Small-Company Stock Fund                                45-46
         International Stock Index Fund                             47
         Nasdaq-100 Index Tracking Stock(SM) Fund                   48
FINANCIAL STATEMENTS                                             50-55
FINANCIAL HIGHLIGHTS                                             56-63
NOTES TO FINANCIAL STATEMENTS                                    64-68
REPORT OF INDEPENDENT AUDITORS                                      69
OFFICERS & DIRECTORS                                             70-72
APPENDIX A - State Street Equity 500 Index Portfolio            I-XVII
APPENDIX B - State Street MSCI(R) EAFE(R) Index Portfolio       i-xxvi
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                     a
PRIVACY POLICY                                                       b

THIS PAGE INTENTIONALLY LEFT BLANK.

DAILY INCOME FUND

Investment commentary for the period ended December 31, 2003, provided by portfolio manager Patricia Murphy.

ECONOMY AND INTEREST RATES

Conditions in the fixed-income market in 2003 could be divided into two distinct periods. In the first half of the year, both short-and long-term interest rates declined, a reflection of the still-sluggish economy and uncertainty about the war in Iraq. But by mid-year, there was more evidence that the economy was indeed expanding and global tensions had abated. This improved outlook pushed long-term rates higher in the second half of the year. Short-term rates fell further as the Federal Reserve continued to push its target for the federal funds rate lower in an effort to spark a more robust economic recovery.

FUND PERFORMANCE

The Daily Income Fund's yield declined in 2003 as the Federal Reserve maintained its easy monetary policy. The Fed's target for the federal funds rate, the rate banks charge each other on overnight loans to meet reserve requirements, began the year at 1.25% and was held steady here until the end of June when the Fed announced an additional 25 basis point cut. This key rate closed the year at 1.00%, a low not seen since the 1950's.

TOTAL RETURN                12 Months Ended 12/31/03
------------                ------------------------
Daily Income Fund                      0.51%

Another factor contributing to the Fund's performance in 2003 -- in addition to the very low interest rate environment -- was some consolidation within our universe of eligible securities. As you know, the Daily Income Fund invests only in the highest quality money market instruments: securities in the top credit quality categories according to ratings services. Over the past several years, company mergers and credit downgrades have effectively reduced the supply of high-quality issues available for investment. Yields declined further reflecting these tighter supply and demand conditions.

OUTLOOK

The economy will eventually need less prompting and the Federal Open Market Committee (the Federal Reserve's policy making body) will look to take back some of the stimulus by nudging rates higher. It is impossible to know exactly when this shift in monetary policy will occur. However, the Fed's recent statements indicate that the Committee now views the possibility that the economy will continue to expand to the point where there is an increased threat of inflation to be on a par with the chance that economic growth will sputter out and trigger deflation. This less dire assessment of the economy's momentum combined with the fact that short rates don't have room to fall much further suggests that rates are at or very near the bottom of this cyclical low.

Money market investors may have to endure historically low yields for some additional months, but we expect the next trend in rates will be up. Accordingly, we will be keeping the portfolio's maturity very short so that we are well positioned to invest in higher yielding issues as they become available.

DAILY INCOME FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                          on 12/31/02        on 12/31/03
                                                          -----------        -----------
Commercial paper                                               57.9%              67.5%
Corporate bonds                                                17.2%              11.6%
U.S. Government obligations                                    16.8%              15.9%
Cash equivalents                                                8.1%               5.0%
                                                            -------            -------
    Total                                                       100%               100%
                                                            =======            =======

                                                        on 12/31/02         on 12/31/03
                                                        -----------         -----------
AVERAGE WEIGHTED MATURITY                                  36 days            54 days

YIELD
Annualized 7-day compound yield (quoted 12/31/03)                          0.42%

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/03

                                                                                               Since
                                                                                             Inception
                                                    1 Year         5 Year        10 Year      (11/90)
                                                    ------         ------        -------      -------
Daily Income Fund                                    0.51%          3.13%         3.92%        3.94%

Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund's average total returns are net of any fee waivers and reimbursements.

HOMESTEAD BOND FUNDS:
SHORT-TERM GOVERNMENT SECURITIES FUND AND
SHORT-TERM BOND FUND

Investment commentary for the period ended December 31, 2003, provided by portfolio manager Doug Kern.

ECONOMY AND INTEREST RATES

By the end of 2003, the question of whether the U.S. economy was back on a growth track or set to bounce around in the doldrums for a continued period of time had been decisively settled. After posting scant first and second quarter annualized increases in Gross Domestic Product (a measure of the economy's total output of goods and services), the U.S. revved its economic engine in the second half of the year. GDP expanded 8.3% on an annualized basis in the third quarter, 4% in the fourth and 3.1% for the year.

The Federal Reserve continued to keep interest rates low in an attempt to spur economic growth. The Fed kept its target for the federal funds rate steady at 1.25% through mid-year and then shaved another 25 basis points off, bringing this key short-term rate to its current level of 1.00%. Short-term interest rates have been trading near historic lows for some time, and by the end of 2003 real (inflation-adjusted) short rates were in negative territory.

Other factors besides the Fed's easy monetary policy also helped to encourage strong economic growth. These included continued low inflation (without the threat of sharply rising prices the Fed can continue to keep rates low), a decline in the value of the dollar relative to other currencies (a falling dollar makes U.S. goods more affordable to overseas customers), and stimulative fiscal policies (tax cuts and a high level of federal spending can encourage growth).

However, even with the improved economy, there remained a persistent lack of job growth especially in the manufacturing sector. The soft labor market is probably the key factor (along with low reported inflation) keeping the Fed from signaling a change in its outlook and beginning to back off its stimulative monetary policy.

MARKET CONDITIONS

Through mid-June the bond market was characterized by extreme bullish sentiment that drove bond prices higher and yields lower. Investors were convinced the Fed would continue to ease aggressively and that interest rates would go lower still. But when the Fed's mid-year rate cut was less than investors expected and the agency set aside the possibility that it would employ certain non-conventional easing methods that had been previously discussed (i.e., buying long-term bonds in order to drive rates down), the market had a violent counter-reaction. The bond rally came to an abrupt halt as rates moved sharply higher. This trend reversed itself in the fourth quarter and high-grade bond yields backed down to levels not much changed from their position at the start of the year. Short rates declined a bit more due to the Fed's rate cut, and longer term securities' yields moved slightly higher creating a steeper yield curve.

Corporate bonds outperformed Treasuries easily in 2003. In fact, the lower a bond's credit quality the higher its return in this past year, generally speaking. Investors were more willing to consider lower grade bonds partly because of the improved economy, which tends to bolster the issuer's financial condition. Additionally, yields were so

                                                                     (Continued)
paltry within the high credit quality tiers that investors moved into the lower credit quality categories as a way of picking up higher yields.

Mortgages generally underperformed Treasuries in the first half of the year due to the tidal wave of prepayments sparked by the continued decline in interest rates. When homeowners refinance their original debt, money is returned to bond investors early effectively shortening the life of the security. In the second half of the year, mortgages enjoyed a relative comeback as prepayment fears subsided and this sector comfortably outperformed Treasuries for the year as a whole.

Asset-backed securities (e.g., car and credit card loans) had a reasonably steady return for the year as investors looked for ways to enhance yield. As is the case with corporate bonds, the credit quality of the issuer plays a role in determining return. For asset-backed debt, the performance of the collateral securing the debt is another factor that affects the investor's ultimate realized return.

FUND PERFORMANCE

Most segments of the fixed-income market were able to eke out a positive return for 2003 and the most risky sectors (e.g., junk bonds) performed very well. Your Funds also posted gains for the year.

TOTAL RETURNS                                          12 Months Ended 12/31/03
-------------                                          ------------------------
Short-Term Government Securities Fund                            1.18%
Merrill Lynch 1-5 Year U.S. Treasury Index                       2.06%
Short-Term Bond Fund                                             1.86%
Merrill Lynch 1-5 Year Corp./Govt. Index                         3.30%

Fund returns were below those of their benchmark indices in part due to the Funds' maintaining a more defensive portfolio structure than that of the indices. A shorter maturity reduces the portfolio's price sensitivity. When interest rates decline as they did in 2003, the Funds' share prices can be expected to appreciate less; but when rates rise, the Funds' share prices are not likely to fall as far.

SHORT-TERM GOVERNMENT SECURITIES FUND

Our outlook called for somewhat higher rates in 2003. Accordingly, we focused investment near the short end of the maturity spectrum. Short-term issues expire more quickly, so as rates trend up the portfolio is better positioned to reinvest proceeds of maturing securities and keep pace with any increase in market yields.

This Fund maintains strict credit quality standards, allowing investment only in securities backed by the full faith and credit of the U.S. Government. Eligible securities include Treasuries and government-guaranteed mortgage-backed securities. As you read above, these very high credit quality tiers underperformed corporate bonds and other riskier segments of the bond market by a wide margin in 2003.

SHORT-TERM BOND FUND

As with the Short-Term Government Securities Fund, we kept this portfolio's maturity short in expectation of rising rates. Our cash positions and very short-term investments were a drag on performance as short rates declined even further in 2003. Eventually, short rates will trend higher and our conservative stance should help to cushion the impact of rising rates on the Fund's share price and allow the Fund to quickly reinvest proceeds from maturing securities in higher yielding instruments.

                                                                     (continued)

Corporates were the star performers in 2003 and the Fund maintained a sizable commitment to this sector. However, the portfolio's high credit quality standards limited our ability to invest in less creditworthy issues and those riskier securities tended to outperform in 2003.

As a way of enhancing yield without taking on too much additional risk, the portfolio has a position in a number of asset-backed instruments. These securities typically don't have the same prepayment risks as mortgage debt (borrowers are less likely to repay car loans or credit card debt when rates fall) and tend to offer a bit of a yield premium. In 2003, the market value of the asset-backed securities issued by one of the entities represented in the portfolio came under pressure. This was largely due to financial problems within the loan-servicing unit, which is responsible for collecting overdue payments, and an interruption of the servicing function. We believe that the transfer of servicing -- which occurred in early 2004 -- and resolution of certain other outstanding issues will permit a return to more normal valuations and eventual full recovery.

OUTLOOK

We will continue to keep the interest rate sensitivity for both Funds relatively low in accordance with our outlook for an eventual rise in rates. The Federal Reserve cannot push short rates much lower and given the economy's strong rebound in 2003 will eventually have to nudge short rates higher. Long rates typically follow suit.

The Fed may have already begun to prepare the market for a change in monetary policy. In a summary issued after the January 28, 2004, Federal Reserve Open Market Committee meeting, the Fed adjusted its previous view that there would be a "considerable period" before it expected to have to rein in the economy. The FOMC's most recent statement is that it expects to be "patient" in taking any steps to raise rates. This change in wording brings forward the time at which the Fed is likely to take steps to raise short-term interest rates.

Looking at investment opportunities within the various bond market sectors, we expect that most categories will outperform Treasuries again this year. However, given that yield spreads between Treasuries and corporate debt tightened severely in 2003, additional meaningful yield compression is not likely. At this point, investors are getting very little yield premium for the additional credit risk they are taking. For the Short-Term Bond Fund, where we have the ability to invest in corporate bonds and other non-government issues, we will continue to look for attractive opportunities but expect to have to dig even deeper to find them.

Assuming the Fed is able to stay on hold in 2004, bond returns could again exceed money market returns. But it's not very likely that rates will move lower still and allow bond returns to post exceptionally generous returns.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                            on 12/31/02        on 12/31/03
                                                                            -----------        -----------
U.S. Treasuries                                                                  48.9%              64.7%
Government-guaranteed agencies                                                   20.1%              10.8%
Mortgage-backed securities                                                       14.2%               9.4%
Asset-backed securities                                                          12.0%              10.3%
Cash equivalents                                                                  4.8%               4.8%
                                                                              -------             ------
    Total                                                                         100%               100%
                                                                              =======             ======

                                                                            on 12/31/02        on 12/31/03
                                                                            -----------        -----------
AVERAGE WEIGHTED MATURITY                                                   2.95 years         2.94 years

YIELD
Annualized 30-day SEC yield (quoted 12/31/03)                              1.37%

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/03

                                                                                          Since
                                                                                        Inception
                                                        1 Year           5 Year           (5/95)
                                                        ------           ------           ------
Short-Term Government Securities Fund                    1.18%            4.40%            4.97%
Merrill Lynch 1-5 Year U.S. Treasury Index               2.06%            5.71%            6.40%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                 Homestead Short-Term                 Merrill Lynch
                 Government Securities                  1-5 Year
                         Fund                      U.S. Treasury Index
                         ----                      -------------------
May 95                  10000                             10000
Dec 95                  10544                             10757
Dec 96                  11014                             11238
Dec 97                  11645                             12037
Dec 98                  12286                             12970
Dec 99                  12640                             13234
Dec 00                  13528                             14409
Dec 01                  14365                             15614
Dec 02                  15057                             16780
Dec 03                  15235                             17125

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                            on 12/31/02        on 12/31/03
                                                                            -----------        -----------
Corporate bonds                                                                 46.1%              37.0%
Mortgage-backed securities                                                      18.4%              13.9%
Asset-backed securities                                                          8.2%              18.1%
U.S. Government obligations                                                     17.5%              22.2%
Commercial paper                                                                 6.8%               5.9%
Cash equivalents                                                                 3.0%               2.9%
                                                                              ------            -------
    Total                                                                        100%               100%
                                                                              ======            =======

                                                                            on 12/31/02        on 12/31/03
                                                                            -----------        -----------
AVERAGE WEIGHTED MATURITY                                                    2.83 years         2.80 years

YIELD

Annualized 30-day SEC yield (quoted 12/31/03)                                                     2.21%

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/03

                                                                                                Since
                                                                                              Inception
                                                     1 Year        5 Year        10 Year       (11/91)
                                                     ------        ------        -------       -------
Short-Term Bond Fund                                 1.86%         5.05%         5.40%          5.67%
Merrill Lynch 1-5 Year Corp./Gov. Index              3.30%         6.21%         6.24%          6.54%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                                                 Merrill Lynch
           Homestead Short-Term                    1-5 Year
                Bond Fund                      Corp./Gov. Index
                ---------                      ----------------
Nov 91           10000                              10000
Dec 92           10842                              11007
Dec 93           11560                              11792
Dec 94           11570                              11727
Dec 95           12820                              13247
Dec 96           13482                              13858
Dec 97           14374                              14850
Dec 98           15294                              15990
Dec 99           15785                              16341
Dec 00           17022                              17793
Dec 01           18236                              19390
Dec 02           19207                              20924
Dec 03           19565                              21615

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND

Investment commentary for the period ended December 31, 2003, provided by SSgA, manager for the State Street Equity 500 Index Portfolio.

MARKET CONDITIONS

Nobody predicted such handsome equity returns in 2003, but we will take them after three consecutive years of poor performance. A fourth down year would have been an event not experienced since the equity market crash of 1929 and the subsequent three years. Contributing to the good performance this year was ample liquidity provided on the fiscal and monetary fronts, an improving economy, and less geo-political risk, especially after the capture of Sadaam Hussein. The fourth quarter's gains across indices added to the positive returns from quarters two and three, making the losses that started the year in Q1 a distant memory. The S&P 500 Index gained 12.18% in Q4 and 28.68% for the year.

FUND PERFORMANCE

While large-cap stocks performed very well this year, mid-and especially small-cap stocks stole the show. The S&P 400 MidCap Index gained 35.62% for the year. The S&P SmallCap 600 Index bested both the large and mid caps, returning 38.79% in 2003. The Russell 2000 Small Cap Index performed even better, gaining a whopping 47.25% for the year, due to the exceptional performance of some of the lower quality companies. The small-cap performance contributed to the broad benchmarks having a good year. For the whole of 2003, the Russell 3000 Index gained 31.06% and the Wilshire 5000 Index gained 31.64%.

TOTAL RETURNS                         12 Months Ended 12/31/03
-------------                         ------------------------
Stock Index Fund                                27.55%
S&P 500 Index (unmanaged)                       28.68%

Value stocks outperformed growth stocks for the year across most capitalization segments and style indices. Within the large caps, the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by over 6 percentage points in 2003, returning 31.79% and 25.66%, respectively.

For the year, all sectors posted gains with technology leading the way, up nearly 50%, adding 7.33% to the return. Telecommunication services struggled for much of the year, but did end up posting a 7% return. By company name, the biggest contributors to the S&P 500 Index's return were Intel, GE and Citigroup, each adding a percent or more. Merck, Schering-Plough and Verizon were the biggest detractors.

Turnover for the year was under 1.5%, the lowest yearly turnover since 1992. There were only nine Index changes this year, five in the first half of the year and four in the second half. Since our last report to you at mid-year, IDEC, a non S&P 500 company, purchased Biogen, an S&P 500 company. The new company, BIOGEN IDEC, replaced Biogen. Also, Express Scripts replaced Quintiles Transnational, Medco Health Solutions replaced McDermott International and ProLogis replaced Mirant Corp.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET EQUITY 500 INDEX PORTFOLIO ON 12/31/03

                                                                                               % of total
                                                                        Industry              market value
                                                                        --------              ------------
General Electric Co.                                            Industrial Conglomerates          2.9%
Microsoft Corp.                                                         Software                  2.8%
ExxonMobil Corp.                                                   Energy -- Oil & Gas            2.5%
Pfizer Inc.                                                          Pharmaceuticals              2.5%
Citigroup Inc.                                                         Financials                 2.3%

TOTAL RETURNS
periods ended 12/31/03

                                                                                             Since
                                                                                           Inception
                                                                1 Year                      (10/99)
                                                                ------                      -------
Stock Index Fund                                                27.55%                      - 3.71%
S&P 500 Index                                                   28.68%                      - 2.99%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                                                Homestead Stock
               S&P 500 Index                      Index Fund
               -------------                      ----------
Oct 99              10000                             10000
Dec 99              10969                             10965
Dec 00               9971                              9904
Dec 01               8787                              8661
Dec 02               6845                              6696
Dec 03               8808                              8540

Comparison of the change in the value of a $10,000 investment in the Fund at inception and the s&P 500 Index. Past performance is not predective of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND

Investment commentary for the period ended December 31, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

The domestic economy got off to a slow start in 2003 but kicked into high gear during the third and fourth quarters. Gross Domestic Product (a measure of the economy's total output of goods and services) grew 3.1% for the year, an expansion supported by continued low interest rates.

Stock market investors began demonstrating their confidence in the economy's strength in March, bidding stocks higher in a spring rally that extended through the end of the year. Strong corporate earnings reports, some improvement in labor market conditions and a belief that the Federal Reserve would take its time in reversing its accommodative monetary policy all contributed to the brighter outlook for equities and helped spur the market's advance.

FUND PERFORMANCE AND STRATEGY

Most business sectors did well in 2003 as the economy strengthened. The best performers tended to be companies in the technology sector. Your Fund is underweighted in that group relative to the Index, a factor that contributed to Fund's return lagging the Standard & Poor's 500 Stock Index's.

TOTAL RETURNS                       12 Months Ended 12/31/03
-------------                       ------------------------
Value Fund                                    26.16%
S&P 500 Index (unmanaged)                     28.68%

The Fund's heavy exposure to financial stocks, a category that also performed well in 2003, was positive for performance. Stock selection within this universe was also a key factor in the Fund's ability to deliver good gains. Each of the Fund's bank stocks posted a double-digit advance for the year. Among the portfolio's best performers: the commercial finance firm CIT (previously owned by Tyco International) appreciated 83% for the year and the financial services conglomerate J.P. Morgan Chase (JPM) gained 53% for the year. JPM is also the Fund's largest holding, so the stock's good performance had a sizable impact on the Fund's overall return.

The Fund's exposure to the health care industry was positive for performance. We began the year with positions in Schering-Plough (prescription drugs and other health-care products) and Bristol-Myers Squibb (pharmaceuticals and personal-health care products) and added to these positions in 2003.

Schering-Plough was the only one of the portfolio's health care holdings to post a negative return for the year. Investors sold the stock lower after a patent expired on one of their allergy drugs, which affected sales and can impact profit margins. We are positive about the outlook for new drugs in the company's pipeline, impressed with the company's cost cutting efforts, and confident in the new management. As a result, we took advantage of this opportunity to add to our position at prices we considered very attractive. Our patience has been rewarded thus far since the stock price finished the year above the average price of our purchases during 2003.

                                                                     (continued)

Elsewhere in health care we initiated a position in Hospital Corporation of America. The valuation of Hospital Corporation of America dropped precipitously in 2003 in part reflecting a sympathetic but incorrect supposition that this company like some of its competitors had questionable billing practices. Up to now our investment opinion has proved correct and the stock is up over 15% from when we bought our initial position.

In another consumer-related sector, Ford Motor Company was a top performer with 75% share price appreciation in 2003. We acquired the stock in the first half of 2003 at just under $7 per share. We eliminated our position just after the close of this reporting period after the share price had more than doubled. The Fund also benefited from good returns from some of its holdings in the capital goods category. Here, Tyco International and Hughes Supply were among the best performers.

We also took steps in 2003 to boost the Fund's exposure to energy and energy-related utilities stocks. We added to positions in some of the portfolio's existing names (e.g., Chevron Texaco and Questar) and established an initial position in El Paso, a Texas-based natural gas and pipeline company. Generally, what drew us to these companies was their attractive valuations, strong free cash flow and high dividend yields. We are also very optimistic about the outlook for energy stocks. These companies should benefit as the industry restructures. In addition, many companies are now undergoing cost-cutting efforts and refocusing on core business, changes that should improve profitability.

OUTLOOK

We were encouraged by investors' willingness to return to stocks after such a protracted bear market. It's a healthy sign that investors are again willing to take a degree of risk in striving to achieve better returns. However, we note that the investment categories that appreciated the most in 2003 were those commonly perceived as the riskiest: technology stocks, international stocks, small-cap stocks, high-yield bonds. Generally speaking, these historically more volatile securities were the best performers in 2003.

The acceptance of a degree of risk is an inherent part of equity investing. As value investors, we look to limit that risk by taking steps to make sure we don't pay too much for a stock. Our value approach may not always keep pace with a bull market but typically works to shareholders' advantage when investor focus returns to company fundamentals.

We are confident that the stocks that comprise the Fund's portfolio have further appreciation potential, but we are not expecting 2004 returns to be as generous as they were in 2003.

VALUE FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/03

                                                                                               % of total
                                                                        Industry              market value
                                                                        --------              ------------
J.P. Morgan Chase & Co.                                                   Banks                   5.0%
Wendy`s International, Inc.                                            Restaurants                5.0%
Tyco International Ltd.                                           Manufacturing--Diverse          3.9%
Bemis Co., Inc.                                                   Packaging/Containers            3.8%
Genuine Parts Co.                                                      Auto Parts                 3.8%

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/03

                                                                                                 Since
                                                                                               Inception
                                                       1 Year        5 Year        10 Year       (11/90)
                                                       ------        ------        -------       -------
Value Fund                                              26.16%        4.63%         10.78%        11.87%
S&P 500 Index                                           28.68%       -0.57%         11.07%        12.35%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

               S&P 500 Index                Homestead Value Fund
               -------------                --------------------
Nov 90              10000                           10000
Dec 91              13403                           11784
Dec 92              14423                           13161
Dec 93              15807                           15639
Dec 94              16079                           16029
Dec 95              22115                           21444
Dec 96              27189                           25292
Dec 97              36257                           32044
Dec 98              46618                           34708
Dec 99              56606                           33595
Dec 00              52118                           36835
Dec 01              45929                           39010
Dec 02              35782                           34503
Dec 03              46040                           43529

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past Performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND

Investment commentary for the period ended December 31, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

The stock market overall and small-cap stocks in particular surged ahead in 2003, powered by the Federal Reserve's continued accommodative monetary policy, extra liquidity provided by deficit spending and tax cuts, improving economy and a lessening of geo-political risk.

Small-company stocks led the broad market especially during the second and third quarters, as evidence mounted that the economic recovery was gaining strength. It is typical for small-company stocks to be the stock market's performance drivers in the early stages of a rebound, as their smaller size can mean a quicker assessment of business opportunities and faster product or service launch. Small-cap stocks' relative outperformance faded somewhat in the fourth quarter when the Russell 2000 only modestly outdistanced the S&P 500.

FUND PERFORMANCE

Your Fund gained 32.41% for the year and its benchmark index the Russell 2000 advanced 47.25%. Long-term shareholders may remember that the Fund's return was ahead of the benchmark index's return in each of the last three calendar years. We gave back some of our relative performance advantage this year.

TOTAL RETURNS                             12 Months Ended 12/31/03
-------------                             ------------------------
Small-Company Stock Fund                           32.41%
Russell 2000 Index (unmanaged)                     47.25%

While the Fund doesn't have a large commitment to technology stocks -- the top performing sector in 2003 -- we do have some select exposure to this category. The Fund's number one performer in 2003 was Vishay Intertechnology, which appreciated 105% for the year. This electronics manufacturer supplies components for cell phones, computers, cars and other devices. We established our position in 2002 after the stock price had declined to attractive levels. The company has a solid balance sheet and the market for its products is strong. Another select technology-related play that contributed strong gains this year was Cable Design Technologies. CDT became oversold in the bear market, when investors were very risk-averse. We took advantage of that opportunity to establish a position in a financially stable company that has leading and proprietary technology in cable, a technology that must be replaced/upgraded periodically.

Financial stocks also had a good year, and the Fund's more significant exposure to this sector (12.7% of total market value on December 31, 2003) was positive for performance. The Fund's top performer in this category was National Bankshares, a Virginia-based holding company that owns two regional banks. The stock appreciated 60% for the year.

In the first quarter of 2003, we initiated a position in Resource Bankshares, a Virginia-based bank. This company became a take-over target later in the year and we sold our position at a gain after the acquisition was announced. Southern Financial Bancorp, another community bank, was also the target of an acquisition in 2003 and again we took advantage of the opportunity to take profits.

                                                                     (continued)

As evidence of the economy's strength mounted, we looked to tilt the portfolio towards companies sensitive to an improved business climate. We established a position in FMC, a specialty chemical company that stands to benefit from increased demand for its products; and we took an initial position in Overnite Corp, a national trucking company that should also be a beneficiary of a strengthening economy.

Restaurants are also economically sensitive, as their business outlook is tied to income growth and consumer confidence. We also established a position in O'Charley's, an operator of casual-dining restaurants located primarily in the southeastern and midwestern US. O'Charley's is working through its `03 acquisition of Ninety Nine Restaurants. We expect the economies of that take-over will eventually payoff. The company is also making progress in reducing debt, which strengthens its financial position.

OUTLOOK

We were surprised by the strength of the market's rally in 2003. Considering the already extended period of low interest rates and the economy's slow start in returning to vibrancy, we expected investors to be a bit more cautious in returning to equities. But, we were pleased at the portfolio's ability to capture as much of the broad market's gain as it did, given our value orientation.

Looking ahead to the balance of 2004, we view conditions for equities as generally positive, but we caution investors against expecting a repeat of 2003's strong advance.

The economy is now clearly on a growth track and interest rates remain low. Even if rates move higher, which they will do as soon as the Federal Reserve decides it needs to take aim at inflation, they are likely to remain low by historic standards for some time. We also continue to find attractive buying opportunities within our investment universe. A stronger stock market and more robust economy encourage new issuance of stock, which brings us new investment candidates.

SMALL-COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/03

                                                                                               % of total
                                                                        Industry              market value
                                                                        --------              ------------
Vishay Intertechnology, Inc.                                      Electronic Components           5.4%
Questar Corp.                                                         Energy--Gas                 4.5%
Flowserve Corp.                                                   Industrial Machinery            4.1%
Cooper Tire & Rubber Co.                                               Auto Parts                 3.9%
Carlisle Companies, Inc.                                        Manufacturing--Diverse            3.9%

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/03

                                                                                              Since
                                                                                            Inception
                                                          1 Year           5 Year             (3/98)
                                                          ------           ------             ------
Small-Company Stock Fund                                  32.41%           10.90%             7.10%
Russell 2000 Index                                        47.25%            7.13%             4.61%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                                                     Homestead Small-
             Russell 2000 Index                     Company Stock Fund
             ------------------                     -----------------
Mar 98             10000                                   10000
Dec 98              9080                                    8898
Dec 99             11992                                    8849
Dec 00             10835                                   10196
Dec 01             11105                                   11335
Dec 02              8830                                   11270
Dec 03             13003                                   14923

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND

Investment commentary for the period ended December 31, 2003, provided by SSgA, manager for the State Street MSCI EAFE Index Portfolio.

MARKET CONDITIONS

After settling for single-digit returns in the third quarter, equity markets globally finished 2003 with a double-digit flourish in the fourth quarter. As interest rates remained low, bond markets behaved, and economic activity worldwide continued to perk, the MSCI Europe Australasia and Far East (EAFE) Index gained 17.1 % in the final three months of the year. Indeed, despite a painful sell-off during the first quarter, EAFE enjoyed a positive return during each of the subsequent nine months, producing a total return of 38.6% for all of 2003. In line with its behavior throughout the year, the US dollar fell further in the final three months of 2003 and contributed almost half of EAFE's quarterly performance. As a result, EAFE handily outperformed the S&P 500, which rose 12.2% in the fourth quarter and 28.7% for the whole of 2003.

FUND PERFORMANCE

In 2003, all EAFE markets save Finland (up 19.4% for the year) gained more than 25%, and in a statistical quirk, both MSCI Europe and MSCI Pacific posted a full-year return of 38.5%.

TOTAL RETURNS                        12 Months Ended 12/31/03
-------------                        ------------------------
International Stock Index Fund                 35.88%
MSCI EAFE Index (unmanaged)                    38.59%

Germany was the strongest EAFE market in the fourth quarter, rallying by a generous 31.3%. Despite the surging euro, German business confidence continued to improve along with prospects for the global economy, reaching its highest level since early 2001. Stocks like industrial powerhouse Siemens and financial giant Deutsche Bank rose solidly during the quarter. Indeed, paced by a rebound in German banks from what seemed like imminent crisis in early 2003, MSCI Germany gained 63.8% for the full year, and was one of three EAFE markets to return more than 60% in 2003.

Stocks in Greece, also spurred by strong bank issues, appreciated 25.6% in the fourth quarter and returned 69.5% for the year. The approach of the 2004 Summer Olympics in Athens has been a boon to construction and lending activity. The other 2003 standout was Sweden, where stocks gained 21.5% for the quarter and 64.5% for the full year. Phone equipment manufacturer Ericsson and engineering conglomerate ABB showed solid gains, both in the fourth quarter and for the full year. Like many other strong performers in 2003, both these Swedish companies faced mounting financial pressures a year ago, but saw their fortunes turn dramatically as sentiment improved and global economies bottomed out.

MSCI Norway returned 48.1% for all of 2003, helped not least by seven cuts in short-term rates during the year, the last of which came in December and brought Norway's benchmark deposit rate down to 2.25%. MSCI Spain was the fourth-best EAFE performer in 2003, delivering a gain of 58.5%.

                                                                     (continued)

Within MSCI Pacific, only Australia (up 17.2%) and New Zealand (up 16.9%) held their own relative to EAFE during the fourth quarter. The key to this story was their dollars rather than their stocks. Both units rose even more than the euro, gaining over 10% in the quarter. The Australian dollar closed 2003 at its highest level in over six years, as it continued to benefit from Chinese demand for natural resources. In order to cool surging credit growth, the Reserve Bank of Australia hiked short-term rates by a quarter point twice, first in November and again in December, bringing its benchmark rate to 5.25% and adding further appeal to the Australian dollar. The New Zealand economy is also growing vigorously, but the central bank has not yet raised interest rates, in part for fear that additional currency strength would do even more competitive harm to exporters of forest and agricultural products.

For all of 2003, MSCI Hong Kong returned 38.1%, just shy of the average EAFE result. Japan also saw consolidation after its strong summer gains, adding 8.4% in the fourth quarter. The stock prices of many exporters marked time as the Japanese yen overcame additional central bank intervention and appreciated further. In addition, Japanese bond yields stabilized during the quarter after their sharp mid-year surge, thus limiting the urgency of trading out of fixed income investments and into the equity market. For full-year 2003, Japanese stocks returned 35.9%, less than 3% shy of EAFE as a whole.

With economic recovery still gathering steam in both Europe and Japan, there is ample room for EAFE equities to continue their winning ways in 2004. One key potential risk is changing interest rate policies. Australia has hiked rates twice in the last two months and the UK has hiked once, but it is far from certain that these moves are the start of a major global trend. Japan appears committed to its zero-rate stance, and newly pragmatic policy makers seem willing to adopt creative approaches to expanding money creation further. The European Central Bank, meanwhile, seems unlikely to tighten policy when the appreciating euro is already doing a lot of that legwork. The main wild card might be the US Federal Reserve Board. An unexpectedly swift move to raise rates could spur a dollar rebound and a bond market sell-off, thus creating an alternative home for much of the cash that is currently moving into equities. For the time being, however, bond markets remain remarkably docile, and the biggest risk for equity markets may be that they appreciate too much too quickly.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP EQUITY HOLDINGS OF THE STATE STREET MSCI(R)EAFE(R)INDEX PORTFOLIO ON
12/31/03

                                                                                               % of total
                                                                        Industry              market value
                                                                        --------              ------------
BP Amoco PLC                                                         Integrated Oil               2.1%
HSBC Holdings PLC                                                        Banking                  2.0%
Vodafone Group PLC                                                 Cellular Telephones            2.0%
GlaxoSmithKline PLC                                                  Pharmaceuticals              1.6%
Novartis AG                                                          Pharmaceuticals              1.3%

TOTAL RETURNS
periods ended 12/31/03

                                                                                               Since
                                                                                             Inception
                                                                1 Year                        (1/01)
                                                                ------                        ------
International Stock Index Fund                                  35.88%                        - 4.72%
MSCI EAFE Index                                                 38.59%                        - 2.43%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                                            Homestead International
          MSCI EAFE Index                      Stock Index Fund
          ---------------                      ----------------
Jan 01         10000                                 10000
Dec 01          7785                                  7750
Dec 02          6684                                  6384
Dec 03          9301                                  8675

Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCI EAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

Investment commentary for the period ended December 31, 2003, provided by portfolio manager Stuart Teach.

MARKET CONDITIONS

After a first quarter slump, both the Nasdaq-100 Index and the broad market Standard & Poor's 500 Stock Index moved sharply higher through the end of the year.

Factors contributing to the better climate for equities were continued low interest rates, a stimulative package of tax cuts and deficit spending and an easing of global tensions. By mid-year, there was more concrete evidence that the economy was indeed responding to such aggressive fiscal and monetary stimulus. Gross Domestic Product grew 8.3% on an annualized basis in the third quarter, 4% in the fourth and 3.1% for the year.

FUND PERFORMANCE

The companies powering the stock market's advance in 2003 tended to come from the technology sector, exactly the universe of stocks in which the Nasdaq-100 is heavily concentrated. This allowed the Nasdaq-100 Index to outpace most other stock market proxies by a wide margin. The Nasdaq-100 Index's 49.48% annual return was roughly twice that of either the Dow Jones Industrial Average (a basket of 30 blue-chip stocks) or the S&P 500 (a broad market benchmark representing the performance of 500 stocks).

TOTAL RETURNS                                    12 Months Ended 12/31/03
-------------                                    ------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund                   47.06%
Nasdaq-100 Index(R) (unmanaged)                            49.48%

The Fund's return represents a negative tracking error of 242 basis points (2.42%). Tracking error is the difference between your Fund's return and the Index's.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

Low interest rates and the expectation of better economic times ahead fueled 2003's stock market surge. With the economic recovery now playing out, the Federal Reserve will eventually have to tighten interest rates to ward off inflationary pressures. A pick-up in rates will likely take some of the wind out of the market's sails, as rising rates generally put downward pressure on company earnings and make returns on competing asset classes more attractive. We still view business and market conditions as generally positive, with a strengthening economy and borrowing rates that even if they trend a bit higher are still low by historic standards. However, we caution investors from expecting another year like the last. For long-term investors seeking exposure to the dynamic technology sector, this Fund remains an appropriate complement to a diversified portfolio. It should not be your sole or primary investment.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS OF THE NASDAQ-100 INDEX TRACKING STOCK(SM) ON 12/31/03

                                                                                              % of total
                                                                       Industry              market value
                                                                       --------              ------------
Microsoft Corp.                                                         Software                  8.7%
Intel Corp.                                                       Electronic Components           6.2%
Cisco Systems Inc.                                                 Networking Products            5.1%
QUALCOMM Inc.                                                 Telecommunications Equipment        4.4%
Nextel Communications, Inc.                                        Telecommunications             3.3%

TOTAL RETURNS
periods ended 12/31/03

                                                                                            Since
                                                                                          Inception
                                                                1 Year                     (1/01)
                                                                ------                     ------
Nasdaq-100 Index Tracking Stock Fund                            47.06%                    - 20.99%
Nasdaq-100 Index                                                49.48%                    - 18.02%

PERFORMANCE COMPARISON
(000)

[LINE GRAPH]

                                            Homestead Nasdaq-100
                                               Index Tracking
          Nasdaq-100 Index                     Stock(SM) Fund
          ----------------                     --------------
Jan 01         10000                              10000
Dec 01          5970                               5500
Dec 02          3729                               3400
Dec 03          5575                               5000

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock(SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NOTICE OF PROXY MAILINGS
SENT DURING THIS REPORTING PERIOD

STOCK INDEX FUND

The Fund is a feeder fund in a master-feeder arrangement. Under this structure, the Fund invests its assets in a separately managed portfolio, which has the same investment objective as your Fund. Prior to March 10, 2003 the master fund in which your Fund invested was Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio. The Board of Directors decided to change your Fund's master portfolio to the State Street Equity 500 Index Portfolio because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio.

Before it could invest its assets in the State Street Equity 500 Index Portfolio, three of the Fund's fundamental investment restrictions had to be amended. In January 2003, Homestead Funds sent proxy materials to all Stock Index Fund shareholders of record as of November 29, 2002 requesting approval to change the Fund's fundamental investment restrictions regarding borrowing, lending, and the purchase or sale of interests in oil, gas, or minerals.

A special meeting of shareholders was held on February 19, 2003 for the purpose of tabulating and announcing the results for the proxy vote. On the first matter, the proposal to change the borrowing policy of the Fund, there were 1,408,262.33 votes for the proposal, 83,421.58 votes against the proposal, and 67,766.59 abstentions. On the second matter, the proposal to change the lending policy of the Fund, there were 1,439,483.08 for the proposal, 71,517.21 votes against the proposal, and 48,450.21 abstentions. On the third matter, the proposal to remove the prohibition against purchasing or selling interests in oil, gas, or mineral leases, there were 1,420,991.98 for the proposal, 90,055.65 against the proposal, and 48,402.87 abstentions.

Each proposal was approved and in March 2003 the Fund began investing its assets in the State Street Equity 500 Index Portfolio.

PROXY VOTING POLICIES
AND PROCEDURES

ALL FUNDS

The policies and procedures that RE Advisers Corporation, the investment manager and/or administrator for each of the Funds, uses to determine how to vote proxies relating to the Funds' portfolio securities are available without charge, upon request, online at www.homesteadfunds.com or by calling HOPE SAXTON AT 1-800-258-3030 PROMPT 3. After May 1, 2004, this information is also on the Securities and Exchange Commission's website at www.sec.gov.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIALS

                                     [PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT       VALUE
                                                                    --------  --------  ----------  -----------
COMMERCIAL PAPER (67.5% OF PORTFOLIO)
AIG Funding Inc. ............................................       1.06%     01/07/04  $2,000,000  $ 1,999,647
American Express Credit Corp. ...............................       1.06      01/29/04   1,000,000      999,176
American General Finance Corp. ..............................       1.06      02/27/04   1,000,000      998,322
Bell South Corp. ............................................       1.02      01/05/04   1,550,000    1,549,824
Bell South Corp. ............................................       1.03      01/09/04   1,000,000      999,771
Bell South Corp. ............................................       1.02      01/15/04   1,500,000    1,499,405
ChevronTexaco Corp. .........................................       1.02      01/21/04   1,836,000    1,834,960
ChevronTexaco Corp. .........................................       1.02      01/28/04   1,100,000    1,099,159
ChevronTexaco Corp. .........................................       1.03      02/17/04   1,000,000      998,655
CIT Group Inc. ..............................................       1.10      02/04/04     605,000      604,371
CIT Group Inc. ..............................................       1.13      03/08/04     641,000      639,652
Citicorp ....................................................       1.07      01/29/04   1,000,000      999,168
Citicorp ....................................................       1.06      01/29/04   1,400,000    1,398,846
Coca-Cola Co. ...............................................       1.03      01/09/04   1,000,000      999,771
Coca-Cola Co. ...............................................       1.02      01/16/04   1,408,000    1,407,402
Coca-Cola Co. ...............................................       1.02      01/30/04   1,094,000    1,093,101
Coca-Cola Co. ...............................................       1.02      03/18/04     430,000      429,062
EI Dupont De Nemours & Co. ..................................       1.05      02/26/04     775,000      773,734
EI Dupont De Nemours & Co. ..................................       1.07      02/26/04     310,000      309,484
EI Dupont De Nemours & Co. ..................................       1.05      03/12/04     363,000      362,248
EI Dupont De Nemours & Co. ..................................       1.05      03/26/04   1,000,000      997,521
EI Dupont De Nemours & Co. ..................................       1.05      03/26/04     770,000      768,091
General Electric Capital Corp. ..............................       1.07      01/13/04     580,000      579,793
General Electric Capital Corp. ..............................       1.02      01/30/04     297,000      296,756
General Electric Capital Corp. ..............................       1.10      02/04/04   1,050,000    1,048,909
General Electric Capital Corp. ..............................       1.09      02/13/04     690,000      689,102
General Electric Capital Corp. ..............................       1.09      02/17/04     498,000      497,291
Johnson & Johnson ...........................................       1.02      01/21/04   1,000,000      999,433
Johnson & Johnson ...........................................       1.02      02/02/04     895,000      894,189
Merrill Lynch & Co., Inc. ...................................       1.02      01/12/04     884,000      883,724
Merrill Lynch & Co., Inc. ...................................       1.02      01/14/04   1,000,000      999,632
Merrill Lynch & Co., Inc. ...................................       1.04      01/21/04   1,588,000    1,587,082
Morgan Stanley ..............................................       1.07      01/16/04     900,000      899,599
Morgan Stanley ..............................................       1.08      01/22/04     600,000      599,622
Morgan Stanley ..............................................       1.08      02/25/04   1,250,000    1,247,938
Northern Illinois Gas Co. ...................................       1.10      03/02/04     832,000      830,449
Northern Illinois Gas Co. ...................................       1.10      03/02/04   1,139,000    1,136,877
Northern Illinois Gas Co. ...................................       1.10      03/02/04   2,029,000    2,025,218
Pfizer, Inc. ................................................       1.04      01/06/04   1,500,000    1,499,783
Pfizer, Inc. ................................................       1.02      01/22/04   1,200,000    1,199,286
Pfizer, Inc. ................................................       1.02      02/05/04   1,240,000    1,238,770
Prudential Funding Corp. ....................................       1.04      01/02/04     830,000      829,976

DAILY INCOME FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT      VALUE
                                                                    --------  --------  ----------  ----------
COMMERCIAL PAPER - CONTINUED
Prudential Funding Corp. ....................................       1.07%     01/08/04  $1,600,000  $ 1,599,667
Prudential Funding Corp. ....................................       1.03      01/30/04   1,600,000    1,598,672
Schering-Plough Corp. .......................................       1.12      01/30/04   1,000,000      999,098
Southern Company ............................................       1.07      01/07/04   2,333,000    2,332,584
Southern Company ............................................       1.07      01/21/04   1,100,000    1,099,346
Southern Company ............................................       1.09      01/21/04     500,000      499,697
Transamerica Finance Corp. ..................................       1.10      01/05/04     584,000      583,929
Transamerica Finance Corp. ..................................       1.06      01/08/04   1,375,000    1,374,717
XTRA Corp. ..................................................       1.03      01/20/04   1,000,000      999,456
---------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $53,831,965) ..................................................   53,831,965
---------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (11.6% OF PORTFOLIO)
Altria Group, Inc. ..........................................       7.50      04/01/04     600,000      607,253
American Express Credit Corp. ...............................       6.75      06/23/04     361,000      370,169
Associates Corp. of North America ...........................       5.80      04/20/04     315,000      318,967
CIT Group Inc. ..............................................       5.63      05/17/04   1,746,000    1,772,560
CIT Group Inc. ..............................................       7.13      10/15/04     101,000      105,486
Citicorp ....................................................       7.00      01/02/04      95,000       95,013
Citicorp ....................................................       5.70      02/06/04     304,000      305,194
Citicorp ....................................................       5.80      03/15/04     456,000      459,797
Citicorp ....................................................       7.13      03/15/04     375,000      379,201
EI Dupont De Nemours & Co. ..................................       8.13      03/15/04     548,000      555,296
EI Dupont De Nemours & Co. ..................................       6.75      10/15/04      16,000       16,664
General Electric Capital Corp. ..............................       8.09      04/01/04      35,000       35,561
General Electric Capital Corp. ..............................       5.38      04/23/04     151,000      152,828
General Electric Capital Corp. ..............................       7.25      05/03/04     290,000      295,591
IBM Corp. ...................................................       5.63      04/12/04      69,000       69,791
Merrill Lynch & Co., Inc. ...................................       5.88      01/15/04      18,000       18,031
Merrill Lynch & Co., Inc. ...................................       6.18      04/20/04     100,000      101,310
Merrill Lynch & Co., Inc. ...................................       7.15      09/15/04     109,000      113,425
Merrill Lynch & Co., Inc. ...................................       6.00      11/15/04     150,000      155,934
Morgan Stanley ..............................................       5.63      01/20/04   1,160,000    1,162,507
Norwest Financial, Inc. .....................................       7.20      04/01/04      28,000       28,391
Norwest Financial, Inc. .....................................       6.63      07/15/04     100,000      102,741
Pepsico, Inc. ...............................................       4.50      09/15/04     810,000      827,959
Transamerica Finance Corp. ..................................       5.75      01/28/04     120,000      120,366
Transamerica Finance Corp. ..................................       7.50      03/15/04     174,000      175,742
Transamerica Finance Corp. ..................................       6.37      05/14/04      43,000       43,760
Wal-Mart Stores, Inc. .......................................       6.55      08/10/04     429,000      442,388
Wells Fargo & Co. ...........................................       6.63      07/15/04     219,000      224,936
Wells Fargo & Co. ...........................................       5.45      05/03/04     149,000      151,065
---------------------------------------------------------------------------------------------------------------
      Total Corporate Notes (Cost $9,207,926) ....................................................    9,207,926
---------------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT      VALUE
                                                                    --------  --------  ----------  ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (15.9% OF PORTFOLIO)
Federal Farm Credit Bank ....................................       1.06%     05/17/04  $  500,000  $   497,983
Federal Farm Credit Bank ....................................       1.07      06/11/04     550,000      547,352
Federal Farm Credit Bank ....................................       1.06      06/17/04     941,000      936,345
Federal Home Loan Bank ......................................       1.09      01/23/04     375,000      374,750
Federal Home Loan Bank ......................................       1.08      04/12/04     650,000      648,011
Federal Home Loan Bank ......................................       1.13      04/28/04   1,450,000    1,444,653
Federal Home Loan Bank ......................................       1.11      05/14/04     430,000      428,223
Federal Home Loan Mortgage Corp. (b) ........................       1.05      03/04/04     500,000      499,077
Federal Home Loan Mortgage Corp. (b) ........................       1.10      04/05/04     730,000      727,881
Federal Home Loan Mortgage Corp. (b) ........................       1.13      04/15/04     330,000      328,912
Federal Home Loan Mortgage Corp. (b) ........................       1.14      05/10/04   1,430,000    1,424,139
Federal Home Loan Mortgage Corp. (b) ........................       1.13      06/16/04     870,000      865,439
Federal National Mortgage Assn. (b) .........................       1.06      03/17/04     300,000      299,329
Federal National Mortgage Assn. (b) .........................       1.06      04/13/04   1,740,000    1,734,748
Federal National Mortgage Assn. (b) .........................       1.16      05/05/04     675,000      672,281
Federal National Mortgage Assn. (b) .........................       1.12      05/12/04     460,000      458,111
Federal National Mortgage Assn. (b) .........................       1.17      05/26/04     500,000      497,628
Federal National Mortgage Assn. (b) .........................       1.12      06/02/04     257,000      255,777
Tennessee Valley Authority ..................................       4.75      07/15/04      50,000       50,871
---------------------------------------------------------------------------------------------------------------
      Total U.S. Government Agency Obligations (Cost $12,691,510) ................................   12,691,510
---------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (5.0% OF PORTFOLIO)
SSgA Money Market Fund .....................................        0.72 (a)                              1,340
SSgA Prime Money Market Fund ...............................        0.93 (a)                          3,974,000
---------------------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $3,975,340) ..............................................    3,975,340
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $79,706,741) - 100% ........................................  $79,706,741
===============================================================================================================

(a)  7-day yield at December 31, 2003.

(b) The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (10.3% OF PORTFOLIO)
Government Export Trust 93-1 ...................................    6.00%     03/15/05  $   104,167  $   106,941
Guaranteed Export Trust 93-C ...................................    5.20      10/15/04      231,409      238,170
Guaranteed Export Trust 93-D ...................................    5.23      05/15/05      114,893      117,248
Guaranteed Export Trust 95-B ...................................    6.13      06/15/04       17,647       18,221
Guaranteed Trade Trust 92-A ....................................    7.02      09/01/04       54,167       55,508
Small Business Administration 93-J .............................    5.90      10/01/13      147,700      156,339
Small Business Administration 98-E .............................    6.30      05/01/18      120,479      130,381
Small Business Administration 98-H .............................    6.15      08/01/18       66,616       71,780
Small Business Administration 99-D .............................    6.15      04/01/19      163,559      176,420
Small Business Administration Pool # 500724 ....................    4.00 (a)  12/25/13       20,363       21,365
Small Business Administration Pool # 502261 ....................    2.13 (a)  10/25/17       72,943       73,616
Small Business Administration Pool # 502477 ....................    2.00 (a)  09/25/18      136,951      137,739
Small Business Administration Pool # 502543 ....................    1.70 (a)  01/25/19      169,750      169,939
Small Business Administration Pool # 502684 ....................    2.00 (a)  07/25/19       57,658       58,134
Small Business Administration Pool # 503278 ....................    1.63 (a)  02/25/21      167,552      167,728
Small Business Administration Pool # 503463 ....................    1.88 (a)  09/25/21      109,002      109,479
Small Business Administration Pool # 503918 ....................    2.00 (a)  09/25/22      126,366      127,460
Small Business Administration Pool # 504305 ....................    1.63 (a)  10/25/23       76,302       76,339
Small Business Investment Companies 95-C .......................    6.88      09/01/05      675,152      714,114
Small Business Investment Companies 99-A .......................    6.24      03/10/09      721,087      761,165
Small Business Investment Companies 02-B .......................    5.20      08/01/12      244,243      246,047
Small Business Investment Companies 03-P10A ....................    4.52      02/10/13       99,835       96,142
Small Business Investment Companies 03-10A .....................    4.63      03/10/13      500,000      483,808
----------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $4,178,743) .............................................    4,314,083
----------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (9.4% OF PORTFOLIO)
GNMA #1928 .....................................................    7.00      11/20/09       21,814       23,337
GNMA #5144 .....................................................    7.25      11/15/04        3,803        3,865
GNMA #8054 .....................................................    5.63 (a)  10/20/22       16,300       16,723
GNMA #8215 .....................................................    4.38 (a)  04/20/17       28,212       28,750
GNMA #8393 .....................................................    4.75 (a)  08/20/18       36,447       37,171
GNMA #8423 .....................................................    4.38 (a)  05/20/24       43,739       44,720
GNMA #8499 .....................................................    4.88 (a)  05/20/19       25,695       26,350
GNMA #8687 .....................................................    4.75 (a)  08/20/25       29,896       30,533
GNMA #8877 .....................................................    4.38 (a)  05/20/26       27,280       27,847
GNMA #80053 ....................................................    4.38 (a)  03/20/27       23,400       23,804
GNMA #80058 ....................................................    4.38 (a)  04/20/27       22,941       23,466
GNMA #80302 ....................................................    3.25 (a)  06/20/29      128,464      127,853
GNMA #80309 ....................................................    3.00 (a)  08/20/29       62,230       61,990
GNMA #80426 ....................................................    3.50 (a)  07/20/30       32,898       33,020
GNMA #80577 ....................................................    3.00 (a)  02/20/32       86,629       86,554
GNMA #510280 ...................................................    6.00      08/15/14       77,645       82,021

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GNMA #583189 ...................................................    4.50%     02/20/17  $   217,524  $   217,984
GNMA #780336 ...................................................    6.50      02/15/11       40,709       43,503
GNMA #880754 ...................................................    3.25 (a)  06/20/30       72,226       72,061
GNMA 1996-4 ....................................................    7.00      04/16/26       31,242       33,454
GNMA 1998-23 ...................................................    6.25      09/20/13      257,950      259,442
GNMA 2001-15 ...................................................    6.38      10/20/29       26,904       27,302
GNMA 2001-53 ...................................................    1.50 (a)  10/20/31      111,841      112,002
GNMA 2002-20 ...................................................    4.50      03/20/32      267,228      272,092
GNMA 2002-48 ...................................................    1.45 (a)  05/15/29      131,448      131,518
GNMA 2002-69 ...................................................    1.50 (a)  06/20/28    1,547,733    1,544,496
GNMA 2003-11 ...................................................    4.00      10/17/29      193,809      194,048
GNMA 2003-26 ...................................................    1.60 (a)  04/16/33       68,831       68,322
GNMA 2003-76 ...................................................    4.50      09/20/17      246,262      247,016
Vendee Mortgage Trust 95-3 .....................................    7.25      06/15/04          243          243
----------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $3,889,037) ..........................................    3,901,487
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (62.5% OF PORTFOLIO)
Government Trust Certificate (Israel Trust) ....................    0.00 (b)  11/15/04      450,000      443,597
Government Trust Certificate (Turkey Trust) ....................    0.00 (b)  05/15/04      500,000      497,353
Nafinsa Export/Import Trust (c) ................................    6.79      08/01/04       50,000       50,873
National Archives Facility Trust ...............................    8.50      09/01/19       62,363       76,960
Overseas Private Investment Corp. ..............................    0.00 (d)  11/30/10      500,000      586,760
Overseas Private Investment Corp. ..............................    0.00 (e)  05/27/08      250,000      250,447
Overseas Private Investment Corp. ..............................    4.10      11/15/14      183,360      182,762
Private Export Funding Corp. ...................................    6.86      04/30/04       45,000       45,781
Private Export Funding Corp. ...................................    6.31      09/30/04      525,000      544,570
Private Export Funding Corp. ...................................    7.95      11/01/06      550,000      579,577
Private Export Funding Corp. ...................................    5.75      01/15/08      500,000      547,022
Smith Enron Shipbuilding .......................................    5.97      12/15/06      216,116      217,672
U.S. Department of Housing and Urban Development ...............    6.36      08/01/04       30,000       30,891
U.S. Department of Housing and Urban Development ...............    5.78      08/01/07      250,000      273,301
U.S. Treasury Note .............................................    4.75      02/15/04      250,000      251,113
U.S. Treasury Note .............................................    5.88      11/15/04   11,250,000   11,700,877
U.S. Treasury Note .............................................    1.13      06/30/05    4,750,000    4,724,578
U.S. Treasury Note .............................................    5.75      11/15/05      250,000      268,418
U.S. Treasury Note .............................................    4.63      05/15/06    2,500,000    2,649,610
U.S. Treasury Note .............................................    6.50      10/15/06      250,000      278,467
U.S. Treasury Note .............................................    2.63      05/15/08      500,000      492,481
U.S. Treasury Note Receipt .....................................    0.00 (b)  11/15/12    2,340,394    1,399,247
----------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations
           (Cost $25,785,409) .....................................................................   26,092,357
----------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (0.4% OF PORTFOLIO)
Albany NY Industrial Development Authority .....................    7.29%     08/01/04  $   160,000  $   160,664
----------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $160,238) .......................................................      160,664
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS (12.6% OF PORTFOLIO)
U.S. Treasury Bill .............................................    0.81      01/15/04    4,250,000    4,248,656
U.S. Treasury Bill .............................................    0.80      02/05/04    1,000,000      999,222
----------------------------------------------------------------------------------------------------------------
      Total U.S. Treasury Bills (Cost $5,247,878) .................................................    5,247,878
----------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (4.8% OF PORTFOLIO)
----------------------------------------------------------------------------------------------------------------
Vanguard Treasury Money Market Fund ............................    0.67 (f)  12/31/04    1,998,320    1,998,320
----------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $1,998,320) ................................................    1,998,320
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $41,259,625) - 100% .........................................  $41,714,789
================================================================================================================

(a)  Variable coupon rate as of December 31, 2003.

(b)  Zero coupon security, purchased at a discount.

(c) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $50,873 and represents 0.1% of market value.

(d) Zero coupon security, security accretes to a premium Put price at specified dates.

(e)  Zero coupon security, security accretes to a premium price at maturity.

(f)  7-day yield at December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (36.7% OF PORTFOLIO)
BASIC INDUSTRIES - 6.6%
  American Home Products (b) ..................................     6.13%     03/15/04  $   350,000  $   353,151
  American Home Products ......................................     6.13      03/15/04    3,525,000    3,556,736
  Brown Forman Corp. ..........................................     2.13      03/15/06      125,000      124,652
  Dow Chemical Co. ............................................     8.63      04/01/06      150,000      167,241
  Dow Chemical Co. ............................................     5.25      05/14/04      700,000      707,570
  Eaton Corp. .................................................     6.95      11/15/04      850,000      888,059
  Exxon Capital Corp. .........................................     0.00 (a)  11/15/04      350,000      345,387
  Grand Metropolitan Investment Co. ...........................     0.00 (a)  01/06/04      915,000      915,000
  Honeywell International, Inc. ...............................     0.00 (a)  08/01/05      125,000      121,413
  Ingersoll-Rand Co. ..........................................     5.80      06/01/04      600,000      610,676
  Johnson & Johnson ...........................................     8.72      11/01/24    1,525,000    1,674,467
  Occidental Petroleum Corp. ..................................     6.50      04/01/05      500,000      528,481
  Rockwell International Corp. ................................     6.63      06/01/05    3,500,000    3,722,824
  Textron Inc. ................................................     6.38      07/15/04      250,000      256,523
----------------------------------------------------------------------------------------------------------------
      Total Basic Industries ......................................................................   13,972,180
----------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 0.5%
Retail
  Wal-Mart Stores, Inc. .......................................     8.75      12/29/06      673,000      680,423
  Wal-Mart Stores, Inc. .......................................     8.50      09/15/24      425,000      459,045
----------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ............................................................    1,139,468
----------------------------------------------------------------------------------------------------------------
FINANCE - 13.9%
Banks
  ABN Ambro Bank ..............................................     8.25      08/01/09      115,000      118,765
  Bayerische Landesbank .......................................     2.60      10/16/06    2,850,000    2,859,744
  First Federal of Michigan ...................................     0.00 (a)  02/26/05      100,000       96,442
  KeyCorp .....................................................     1.42 (c)  08/30/04      135,000      135,256
  NationsBank Corp. ...........................................     7.23      08/15/12      200,000      230,291
Commercial Lending & Leasing
  AT&T Capital Corp. ..........................................     6.60      05/15/05    1,350,000    1,420,130
  CIT Group, Inc. .............................................     2.67 (c)  03/01/04    1,000,000    1,002,235
  CIT Group, Inc. .............................................     7.13      10/15/04      400,000      417,228
  CIT Group, Inc. .............................................     6.50      02/07/06    1,775,000    1,922,307
  CIT Group, Inc. .............................................     4.13      02/21/06      100,000      103,481
  Textron Financial Corp. .....................................     5.65      03/26/04    2,400,000    2,421,350
  Textron Financial Corp. .....................................     1.95 (c)  06/13/05    1,200,000    1,209,455
  Textron Financial Corp. .....................................     2.75      06/01/06      500,000      498,968
  Transamerica Finance Corp. ..................................     5.75      01/28/04      750,000      751,975

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Consumer Loans
  American Express Credit Corp. ...............................     7.45%(d)  08/10/05  $ 1,100,000  $ 1,198,887
  Associates Corp. of North America ...........................     6.56      11/14/05      250,000      271,241
  Associates Corp. of North America ...........................     7.40      05/15/06      200,000      222,907
  Beneficial Corp. ............................................     6.77      08/26/04      725,000      746,099
  Beneficial Corp. ............................................     6.85      09/13/04      290,000      299,156
  Beneficial Corp. ............................................     7.00      02/12/07      125,000      135,662
  Beneficial Corp. ............................................     7.06      09/17/07      100,000      108,833
  Ford Motor Credit Co. .......................................     5.75      02/23/04      450,000      452,696
  Ford Motor Credit Co. .......................................     7.75      03/15/05      225,000      237,440
  Ford Motor Credit Co. .......................................     5.35      11/20/06      750,000      752,666
  General Electric Capital Corp. ..............................     6.00      08/01/05      145,000      154,235
  General Electric Capital Corp. ..............................     2.75      09/25/06      700,000      702,573
  General Electric Capital Corp. ..............................     0.76 (c)  02/01/50      200,000      197,902
  General Motors Acceptance Corp. .............................     6.48      05/01/06    1,000,000    1,060,006
  General Motors Acceptance Corp. .............................     4.50      07/15/06      200,000      205,753
  Household Finance Corp. .....................................     8.00      08/01/04      125,000      129,645
  Household Finance Corp. .....................................     8.00      05/09/05    2,415,000    2,610,914
  Household Finance Corp. .....................................     6.08      03/08/06      162,500      168,123
Insurance
  Capital Holding Corp. .......................................     7.85      06/23/04      350,000      360,336
  Hartford Life Insurance Inc. ................................     6.90      06/15/04      121,000      123,826
  Liberty Mutual Capital Corp. (b) ............................     8.10      01/14/05    1,250,000    1,321,355
  Nationwide Mutual Insurance Co. (b) .........................     6.50      02/15/04      665,000      668,887
  MBIA Global Funding LLC (b) .................................     2.88      11/30/06    1,250,000    1,245,308
  St. Paul Cos. ...............................................     7.18      05/05/04      450,000      458,035
Investment Banker/Broker
  Credit Suisse First Boston Inc. .............................     5.25 (c)  10/27/05    1,175,000    1,235,693
  Donaldson, Lufkin & Jenrette Securities Corp. ...............     1.87 (c)  03/28/07    1,100,000    1,116,009
  Morgan Stanley Dean Witter Co. ..............................     5.63      01/20/04      254,000      254,442
----------------------------------------------------------------------------------------------------------------
      Total Finance ...............................................................................   29,626,256
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 1.4%
Software
  Oracle Corp. ................................................     6.72      02/15/04    2,900,000    2,917,139
----------------------------------------------------------------------------------------------------------------
      Total Technology ............................................................................    2,917,139
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION  - 2.7%
Railroad
  CSX Corp. ...................................................     6.65      06/15/04      450,000      460,584
  CSX Corp. ...................................................     6.36      03/15/05    1,000,000    1,053,728

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Norfolk Southern Railway Corp. ..............................     5.37%     07/15/04  $   900,000  $   918,823
  Norfolk Southern Railway Corp. ..............................     6.50      08/01/04      150,000      154,320
  Norfolk Southern Railway Corp. ..............................     7.75      08/15/04      100,000      103,809
  Union Tank Car Co. ..........................................     6.13      03/15/04    1,200,000    1,210,726
  Union Tank Car Co. ..........................................     6.63      10/03/04    1,400,000    1,454,656
  Union Tank Car Co. ..........................................     6.57      01/02/14      426,320      472,777
----------------------------------------------------------------------------------------------------------------
      Total Transportation ........................................................................    5,829,423
----------------------------------------------------------------------------------------------------------------
UTILITIES - 11.6%
Electric & Gas
  Central Hudson Gas & Electric Corp. .........................     7.85      07/02/04    1,000,000    1,032,103
  Cleco Corp. .................................................     8.75      06/01/05      575,000      602,275
  Cleco Corp. .................................................     7.00      05/01/08      375,000      377,531
  Colonial Pipeline Co. (b) ...................................     7.45      08/15/07      500,000      567,173
  Duke Capital Corp. ..........................................     7.25      10/01/04    1,000,000    1,034,423
  Jersey Central Power & Light Co. ............................     7.13      10/01/04      500,000      501,326
  Metropolitan Edison Co. .....................................     6.36      02/08/06      275,000      276,080
  Northern Indiana Public Service Co. .........................     7.53      07/08/15      500,000      520,010
  Ohio Valley Electric Corp. (b) ..............................     5.94      02/12/06    1,360,000    1,457,464
  PacifiCorp ..................................................     6.75      07/15/04      200,000      205,702
  PacifiCorp ..................................................     6.75      04/01/05      120,000      126,935
  Potomac Electric Power Co. ..................................     6.25      10/15/07      250,000      275,260
  Sempra Energy Corp. .........................................     6.93      07/01/04      450,000      461,349
  South Carolina Electric & Gas Co. ...........................     7.63      04/01/25    1,475,000    1,588,433
  Southwestern Electric Power Co. .............................     7.75      06/01/04      500,000      513,417
  Texas Utility Co. (b) .......................................     6.38      10/01/04      475,000      490,794
  Union Electric Co. ..........................................     6.88      08/01/04    1,126,000    1,161,405
  United Energy Ltd. (b) ......................................     6.00      11/01/05      600,000      639,347
  Washington Gas Light Co. ....................................     6.50      06/09/25    1,325,000    1,437,768
  Washington Gas Light Co. ....................................     6.40      07/22/27      250,000      265,239
Telephone
  Bell Atlantic New Jersey, Inc. ..............................     5.88      02/01/04      250,000      250,809
  GTE California, Inc. ........................................     6.75      03/15/04    2,625,000    2,653,208
  Illinois Bell Telephone Co. .................................     5.80      02/01/04    1,050,000    1,053,388
  New England Telephone & Telegraph Co. .......................     7.65      06/15/07      400,000      458,183
  New York Telephone Co. ......................................     6.25      02/15/04      370,000      371,999
  New York Telephone Co. ......................................     6.50      03/01/05    1,800,000    1,896,822
  NYNEX Capital Funding .......................................     8.75      12/01/04    1,000,000    1,051,013
  NYNEX Corp. .................................................     9.55      05/01/10       99,003      117,577
  SBC Communications Capital Corp. ............................     7.58      05/04/05      775,000      830,751
  SBC Communications Capital Corp. ............................     6.60      11/27/06    1,250,000    1,376,455
  SBC Pacific Bell ............................................     5.88      02/15/06      275,000      294,782

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Southwestern Bell Telephone Co. .............................     6.63%    07/15/07   $   250,000  $   278,912
  United Telephone Co. of Florida .............................     7.25     12/15/04       475,000      498,186
----------------------------------------------------------------------------------------------------------------
      Total Utilities .............................................................................   24,666,119
----------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds (Cost $76,279,572) ....................................................   78,150,585
----------------------------------------------------------------------------------------------------------------
YANKEE BONDS  (0.3% OF PORTFOLIO)
Hydro-Quebec ..................................................     6.27      01/03/26       80,000       85,134
Nova Gas Transmission .........................................     8.50      12/08/04      200,000      211,421
Quebec Province ...............................................     8.63      01/19/05       70,000       74,926
Trans-Canada Pipelines ........................................     6.43      03/15/29      250,000      252,141
----------------------------------------------------------------------------------------------------------------
      Total Yankee Bonds (Cost $611,046) ..........................................................      623,622
----------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (18.1% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-A (b) ................     1.61 (c)  09/17/12      130,046      131,102
ACLC Franchise Loan Receivables Trust 97-B (b) ................     6.73      04/15/14    1,873,614    1,939,922
Americredit Automobile Receivables Trust 02-A3 ................     4.23      10/06/06    7,750,000    7,877,310
Americredit Automobile Receivables Trust 02-A4 ................     4.61      01/12/09      375,000      389,181
Americredit Automobile Receivables Trust 02-C4 ................     3.55      02/12/09      800,000      814,380
Americredit Automobile Receivables Trust 03-A4 ................     3.10      11/06/09      100,000      100,557
Capital One Master Trust 96-3 .................................     1.28 (c)  03/15/07      340,000      339,997
Capital One Master Trust 01-8 .................................     4.60      08/17/09      155,000      162,691
Chemical Master Credit Card Trust I 96-3 ......................     7.09      02/15/09    2,100,000    2,297,122
CIT Equipment Collateral 01-A .................................     4.84      09/20/12    1,025,000    1,051,572
CIT RV Trust 98-A .............................................     6.09      02/15/12      345,542      350,093
CIT RV Trust 99-A .............................................     6.24      08/15/15      200,000      212,289
DVI Receivables Corp. 99-1 ....................................     6.59      05/13/07      710,772      675,234
DVI Receivables Corp. 00-2 ....................................     7.12      11/12/08    2,015,002    1,793,352
DVI Receivables Corp. 01-2 ....................................     3.52      07/11/05    2,131,050    2,045,808
DVI Receivables Corp. 02-1 ....................................     4.57      06/11/10      944,329      783,793
DVI Receivables Corp. 03-1 ....................................     1.67 (c)  03/14/11    2,300,000    1,932,000
First North American National Bank 03-A .......................     1.64 (c)  05/16/11    1,350,000    1,355,766
Government Export Trust 93-1 ..................................     6.00      03/15/05       72,917       74,858
Green Tree Recreational, Equipment & Consumer Trust 97-B ......     6.55      07/15/28      713,001      714,020
Green Tree Recreational, Equipment & Consumer Trust 99-A ......     6.84      03/15/10       33,195       33,424
HPSC Equipment Receivable 03-1A (b) ...........................     1.90 (c)  03/20/10    2,145,948    2,152,321
Ikon Receivables LLC 03-1 .....................................     2.33      12/15/07    1,400,000    1,407,058
Metlife Capital Equipment Loan Trust 97-A .....................     6.85      05/20/08      424,530      425,784
Metris Master Trust 99-2 ......................................     1.67 (c)  01/20/10    3,015,000    3,012,756
Metris Master Trust 02-3A .....................................     1.45 (c)  05/20/09      200,000      199,115
MMCA Automobile Trust 01-3 ....................................     1.46 (c)  04/16/07    2,375,000    2,353,245
MMCA Automobile Trust 02-3 ....................................     2.97      03/15/07      190,000      190,863

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
MMCA Automobile Trust 02-4 ....................................     3.05%     11/16/09  $   300,000  $   298,191
Peachtree Franchise Loan, LLC 99-A (b) ........................     6.68      01/15/21      459,229      459,853
Providian Master Trust 97-2 ...................................     1.27 (c)  05/15/08      570,000      570,022
Providan Gateway Master Trust 02-B (b) ........................     1.86 (c)  06/15/09    1,450,000    1,454,554
Railcar Trust 92-1 ............................................     7.75      06/01/04       21,338       21,753
Sky Financial Medical Loan Securitization Corp. 01-A (b) ......     6.43      12/15/11      708,490      730,744
Small Business Administration 99-10B ..........................     6.00      03/01/09       82,212       86,599
Union Acceptance Corp. 02-A ...................................     4.59 (e)  07/08/08      120,000      123,945
----------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $39,152,633) ............................................   38,561,274
----------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES  (13.9% OF PORTFOLIO)
American Business Financial Services 96-2 .....................     7.53      02/15/28      116,658      119,041
American Business Financial Services 99-1 .....................     6.58      05/25/30      504,029      538,659
Amresco Residential Securities 98-1 ...........................     7.07      10/25/27      340,000      354,562
Chemical Mortgage Acceptance Corp. 88-2 .......................     7.41 (c)  05/25/18       38,378       39,074
CITICORP Mortgage Securities, Inc. 88-11 ......................     3.18 (c)  11/25/18      166,928      166,765
CITICORP Mortgage Securities, Inc. 88-17 ......................     2.96 (c)  08/25/18      178,101      172,121
CMO Trust 17 ..................................................     7.25      04/20/18       10,428       10,457
Conseco Finance Securitizations Corp. 00-C ....................     1.53 (c)  12/15/29    1,773,624    1,772,216
Conseco Finance Securitizations Corp. 01-2 ....................     6.60      02/01/33      678,783      661,572
Contimortgage Home Equity Loan Trust 95-2 .....................     8.10      08/15/25      331,681      331,498
Countrywide Alternative Loan Trust 02-6 .......................     8.50      05/25/32       24,366       24,439
Countrywide Home Loans 02-32 ..................................     1.64 (c)  01/25/33      409,351      409,751
Credit Suisse First Boston Mortgage 02-FL1A (b) ...............     1.54 (c)  01/15/10      115,054      115,020
DLJ Mortgage Acceptance Corp. 91-3 ............................     3.09 (c)  02/20/21      202,925      201,881
FHLMC 2419 ....................................................     5.50      03/15/17       10,343       10,460
FHLMC 2574 ....................................................     4.50      12/15/10       15,909       15,900
FHLMC 2582 ....................................................     2.41 (c)  04/15/32       36,865       36,880
FHLMC 2586 ....................................................     3.50      12/15/32    1,391,447    1,399,815
FHLMC 2649 ....................................................     4.50      07/15/18    1,120,538    1,107,970
FHLMC M80833 ..................................................     4.00      08/01/10      736,679      741,073
FHLMC M80848 ..................................................     3.00      07/01/10      492,496      479,975
First Alliance Mortgage Loan Trust 94-1 .......................     5.85      04/25/25       76,364       76,294
First Alliance Mortgage Loan Trust 94-2 .......................     7.63      07/25/25      183,135      182,967
First Alliance Mortgage Loan Trust 94-3 .......................     7.83      10/25/25       11,925       11,900
First Greensboro Home Equity Loan Trust 98-1 ..................     6.55      12/25/29      204,836      213,126
Fleet Credit Card Master Trust 01-B ...........................     5.60      12/15/08      475,000      507,527
FNMA 93-170 ...................................................     2.76 (c)  09/25/08       36,063       36,143
FNMA 03-5 .....................................................     4.25      08/25/22      543,155      548,087
FNMA 03-16 ....................................................     5.00      03/25/18      733,065      733,010
Fremont Home Loan Owners Trust 99-2 ...........................     7.28      06/25/29      235,406      248,566
GNMA 98-23 ....................................................     6.25      09/20/13      128,975      129,721

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                    INTEREST  MATURITY     FACE
                                                                      RATE      DATE      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GNMA 02-69 ....................................................     1.50%(c)  06/20/28  $ 1,591,954  $ 1,588,624
GNMA 03-11 ....................................................     4.00      10/17/29      692,176      693,028
GNMA 03-26 ....................................................     1.60 (c)  04/16/33      154,869      153,724
GNMA 03-76 ....................................................     4.50      09/20/17    1,132,807    1,136,272
GNMA 583189 ...................................................     4.50      02/20/17      130,514      130,790
Green Tree Financial Corp. 98-3 ...............................     6.22      03/01/30      576,820      570,785
GS Mortgage Securities Corp. 03-10 ............................     4.98(c)   10/25/33    1,196,744    1,196,002
Housing Securities Inc. 94-1 ..................................     7.50      03/25/09       18,667       19,137
Housing Securities Inc. 94-2 ..................................     6.50      07/25/09       23,500       24,049
Lehman ABS Manufactured Housing Contract 01-B .................     4.35      05/15/14      475,469      461,153
Merrill Lynch Mortgage Investors, Inc. 94-A ...................     6.41(c)   02/15/09       13,153       13,281
Mortgage Capital Funding, Inc. 98-MC3 .........................     6.00      11/18/31      193,014      205,154
New Century Home Equity Loan Trust 97-NC5 .....................     6.70      10/25/28       60,856       62,630
New Century Home Equity Loan Trust 97-NC6 .....................     7.01      05/25/26        4,967        4,968
Norwest Asset Securities Corp. 99-22 ..........................     6.50      09/25/14       43,411       44,077
Oakwood Mortgage Investors, Inc. 99-D .........................     7.84      11/15/29      873,085      839,487
Oakwood Mortgage Investors, Inc. 02-A .........................     1.41(c)   09/15/14    1,558,194    1,477,067
Residential Accredit Loans, Inc. 95-QS1 .......................     7.50      09/25/26      371,411      370,980
Residential Accredit Loans, Inc. 02-QS9 .......................     1.74(c)   07/25/32      155,191      155,774
Residential Asset Mortgage Products, Inc. 02-RS5 ..............     3.72      07/25/27      102,133      102,222
Residential Asset Securitization Trust 99-A1 ..................     6.75      03/25/29       18,375       18,387
Residential Asset Securitization Trust 02-5 ...................     1.69(c)   06/25/32          208          208
Residential Asset Securitization Trust 02-9 ...................     1.69(c)   08/25/32       52,811       52,834
Ryland Acceptance Corp. 64 E ..................................     5.16(c)   04/01/18      240,406      231,803
Salomon Brothers Mortgage Securities 97-LB6 ...................     6.82      12/25/27       45,043       46,133
Salomon Brothers Mortgage Securities 00-NL1 (b) ...............     6.91      09/15/08      147,882      154,959
Structured Asset Securities Corp. 98-RF1 (b) ..................     8.71(c)   04/15/27      236,320      261,039
Structured Asset Securities Corp. 03-8 ........................     5.00      04/25/33      798,861      809,443
Structured Mortgage Asset Residential Trust 92-10A ............     7.50      11/25/08       43,358       44,252
TMS Home Equity Trust 97-C ....................................     6.95      01/15/39      255,522      255,408
UCFC Home Equity Loan 98-A ....................................     6.49      04/15/24       87,945       88,379
UCFC Home Equity Loan 98-B ....................................     6.27      11/15/24      247,183      251,372
UCFC Manufactured Housing Contract 98-2 A2 ....................     6.08      02/15/15       33,440       33,669
UCFC Manufactured Housing Contract 98-2 A3 ....................     6.16      08/15/19    2,900,000    2,982,128
Vanderbilt Mortgage & Finance, Inc. 03-A ......................     1.82(c)   05/07/26    2,130,915    2,132,713
Washington Mutual Mortgage Securities Corp. 03-AR7 ............     2.08      07/25/33      250,000      249,536
Washington Mutual Mortgage Securities Corp. 03-AR12 ...........     3.35      02/25/34      700,500      699,785
Washington Mutual Mortgage Securities Corp. 03-S5 .............     2.59 (c)  06/25/33      585,881      584,030
Wells Fargo 01-33 .............................................     6.25      12/25/16       52,089       52,315
----------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $29,503,125) .........................................   29,594,067
----------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                             INTEREST      MATURITY           FACE
                                                               RATE          DATE            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.2% OF PORTFOLIO)
Federal Farm Credit Bank .............................         2.10%       03/17/06        $1,200,000        $1,197,965
Federal Farm Credit Bank .............................         2.20        07/10/06         1,200,000         1,194,550
Federal Farm Credit Bank .............................         2.63        08/11/06         1,450,000         1,454,695
Federal Farm Credit Bank .............................         2.35        08/18/06         1,200,000         1,196,171
Federal Farm Credit Bank .............................         2.20        10/03/06         1,200,000         1,188,943
Federal Farm Credit Bank .............................         2.30        12/11/06           800,000           791,366
Federal Farm Credit Bank .............................         5.00        01/22/07         2,000,000         2,073,900
Federal Farm Credit Bank .............................         3.65        03/09/07           750,000           750,048
Federal Farm Credit Bank .............................         3.63        10/16/07         1,875,000         1,886,396
Federal Home Loan Bank ...............................         2.20        09/26/05           800,000           802,034
Federal Home Loan Bank ...............................         2.04        11/15/05           200,000           200,207
Federal Home Loan Bank ...............................         2.00        12/30/05           250,000           249,872
Federal Home Loan Bank ...............................         2.75        03/10/06           250,000           250,703
Federal Home Loan Bank ...............................         2.10        04/24/06           700,000           697,783
Federal Home Loan Bank ...............................         2.27        07/28/06         1,350,000         1,344,888
Federal Home Loan Bank ...............................         3.00        10/20/06           750,000           753,078
Federal Home Loan Bank ...............................         3.57        05/10/07           170,000           170,416
Federal Home Loan Bank ...............................         3.80        11/13/07         1,250,000         1,261,012
Federal Home Loan Bank ...............................         3.65        11/26/07           500,000           500,037
Federal Home Loan Bank ...............................         3.88        11/28/07           750,000           757,673
Federal Home Loan Bank ...............................         3.65        12/03/07           750,000           748,650
Federal Home Loan Bank ...............................         2.00(e)     12/26/07           750,000           735,560
Federal Home Loan Bank ...............................         2.88        06/30/08           250,000           244,312
Federal Home Loan Bank ...............................         4.10        11/05/08         1,250,000         1,266,116
Federal Home Loan Bank ...............................         4.30        11/20/08           250,000           252,435
Federal Home Loan Bank ...............................         3.83        11/28/08         1,350,000         1,352,350
Federal Home Loan Bank ...............................         3.00(e)     03/19/10           250,000           249,750
Federal Home Loan Mortgage Corp. (f) .................         2.13        10/06/05         1,200,000         1,200,132
Federal Home Loan Mortgage Corp. (f) .................         2.05        11/28/05           700,000           701,408
Federal Home Loan Mortgage Corp. (f) .................         2.60        12/08/05           500,000           501,339
Federal Home Loan Mortgage Corp. (f) .................         2.75        05/05/06           850,000           854,225
Federal Home Loan Mortgage Corp. (f) .................         2.63        11/28/06         1,100,000         1,093,906
Federal Home Loan Mortgage Corp. (f) .................         2.25        12/26/06         1,250,000         1,235,681
Federal National Mortgage Assn. (f) ..................         2.10        09/30/05         1,900,000         1,904,554
Federal National Mortgage Assn. (f) ..................         2.32        10/21/05         1,200,000         1,204,382
Federal National Mortgage Assn. (f) ..................         2.00        01/23/06         1,450,000         1,450,771
Federal National Mortgage Assn. (f) ..................         2.75        01/30/06           450,000           450,565
Federal National Mortgage Assn. (f) ..................         2.00        06/09/06           400,000           398,061
Federal National Mortgage Assn. (f) ..................         2.15        07/28/06           900,000           896,667
Federal National Mortgage Assn. (f) ..................         2.80        11/13/06         1,200,000         1,204,872
Federal National Mortgage Assn. (f) ..................         4.02        12/05/07           250,000           250,537
Federal National Mortgage Assn. (f) ..................         4.20        09/26/08           550,000           553,779

SHORT-TERM BOND FUND

DECEMBER 31, 2003

                                                                        INTEREST     MATURITY       FACE
                                                                          RATE         DATE        AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
Overseas Private Investment Corp. .............................         0.00%(g)     05/27/08    $   500,000    $    500,895
Overseas Private Investment Corp. .............................         0.00(h)      11/30/10      1,350,000       1,584,252
Overseas Private Investment Corp. .............................         4.10         11/15/14      1,008,480       1,005,192
Smith Enron, Shipbuilding .....................................         5.97         12/15/06        257,000         258,850
U.S. Treasury Note ............................................         5.88         11/15/04      2,375,000       2,470,185
U.S. Treasury Note ............................................         4.63         05/15/06      1,100,000       1,165,828
U.S. Treasury Note ............................................         2.63         05/15/08      3,000,000       2,954,883
----------------------------------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations (Cost $47,211,803) ........................................     47,411,874
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.9% OF PORTFOLIO)
American Express Credit Corp. .................................         1.05         01/06/04      9,500,000       9,498,615
Transamerica Finance Corp. ....................................         1.10         01/07/04      3,060,000       3,059,439
----------------------------------------------------------------------------------------------------------------------------
     Total Commercial Paper (Cost $12,558,054) ..............................................................     12,558,054
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (2.9% OF PORTFOLIO)
SSgA Money Market Fund ........................................         0.72%(i)                                         583
SSgA Prime Money Market Fund ..................................         0.93%(i)                                   6,192,000
----------------------------------------------------------------------------------------------------------------------------
     Total Money Market Accounts (Cost $6,192,583) ..........................................................      6,192,583
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $211,508,816) - 100% ..................................................   $213,092,059
============================================================================================================================

(a)  Zero coupon security, purchased at a discount.

(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $14,142,993 and represents 6.6% of net assets.

(c)  Variable coupon rate as of December 31, 2003.

(d)  Step coupon security, the current rate is fixed to maturity date.

(e) Step coupon security, the current rate may be adjusted upwards before maturity date.

(f) The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(g)  Zero coupon security, security accretes to a premium price at maturity.

(h) Zero coupon security, security accretes to a premium Put price at specified dates.

(i)  7-day yield at December 31, 2003.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                  COST               VALUE
---------------------------------------------------------------------------------------------
Investment in State Street Equity 500 Index Portfolio ....     $42,923,874        $34,123,331
=============================================================================================

Substantially all the assets of the Stock Index Fund are invested in the State Street Equity 500 Index Portfolio managed by SSgA. As of December 31, 2003, the Stock Index Fund's ownership interest in the State Street Equity 500 Index Portfolio was 1.26%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                SHARES            VALUE
--------------------------------------------------------------------------
COMMON STOCKS (97.7% OF PORTFOLIO)
BASIC INDUSTRIES - 8.4%
Chemicals
   Avery Dennison Corp. ...................    162,600         $ 9,108,852
Packaging/Containers
   Bemis Co., Inc. ........................    266,800          13,340,000
   Pactiv Corp. (a) .......................    301,200           7,198,680
--------------------------------------------------------------------------
        Total Basic Industries .........................        29,647,532
--------------------------------------------------------------------------

CAPITAL GOODS - 12.9%
Distribution/Wholesale
   Applied Industrial Technologies, Inc. ..     89,825           2,143,224
   Hughes Supply, Inc. ....................    143,000           7,095,660
Industrial Machinery
   Flowserve Corp. (a) ....................    390,000           8,143,200
   Parker Hannifin Corp. ..................    156,975           9,340,013
Manufacturing-Diverse
   Honeywell International Inc. ...........    145,000           4,847,350
   Tyco International Ltd. ................    514,000          13,621,000
--------------------------------------------------------------------------
        Total Capital Goods ............................        45,190,447
--------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 12.0%
Auto & Light Truck Manufacturing
   Ford Motor Co. .........................    530,000           8,480,000
Auto Parts
   Delphi Corp. ...........................    752,000           7,677,920
   Genuine Parts Co. ......................    400,400          13,293,280
Household Appliances & Furnishings
   Maytag Corp. ...........................    271,400           7,558,490
Office Supplies
   Office Depot, Inc. (a) .................    302,000           5,046,420
--------------------------------------------------------------------------
        Total Consumer Durable Goods ...................        42,056,110
--------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 10.4%
Drugs & Health Care
   Abbott Laboratories ....................    224,000          10,438,400
   Bristol Myers Squibb Co. ...............    396,000          11,325,600
   Schering-Plough Corp. ..................    454,000           7,895,060
Food Processing
   J.M. Smucker Co. .......................    148,853           6,741,552
--------------------------------------------------------------------------
        Total Consumer Non-Durable Goods ...............        36,400,612
--------------------------------------------------------------------------

CONSUMER SERVICES - 5.0%
Restaurants
   Wendy's International, Inc. ............    445,200          17,469,648
--------------------------------------------------------------------------
        Total Consumer Services ........................        17,469,648
--------------------------------------------------------------------------

ENERGY - 12.6%
Oil & Gas
   BP PLC ADR .............................    172,352           8,505,571
   ChevronTexaco Corp. ....................    117,000          10,107,630
   ConocoPhillips .........................    173,000          11,343,610
   Marathon Oil Corp. .....................    300,000           9,927,000
Oil Well Services & Equipment
   Baker Hughes, Inc. .....................    127,000           4,084,320
--------------------------------------------------------------------------
        Total Energy ...................................        43,968,131
--------------------------------------------------------------------------

FINANCE - 21.4%
Banks
   Bank of America Corp. ..................    155,100          12,474,693
   Citigroup Inc. .........................    210,100          10,198,254
   Comerica, Inc. .........................     65,000           3,643,900
   Commerce Bancshares, Inc. ..............     20,291             994,677
   J. P. Morgan, Chase & Co. ..............    477,600          17,542,248
Commercial Lending & Leasing
   CIT Group Inc. .........................    199,000           7,154,050
Insurance
   Allstate Corp. .........................    140,000           6,022,800
   Chubb Corp. ............................    111,000           7,559,100
   Principal Financial Group ..............    142,800           4,722,396
   Unumprovident Corp. ....................    300,000           4,731,000
--------------------------------------------------------------------------
        Total Finance ..................................        75,043,118
--------------------------------------------------------------------------

GENERAL BUSINESS - 1.9%
Commercial Printing
   R.R. Donnelley & Sons Co. ..............    121,700           3,669,255
Office Automation & Equipment
   IKON Office Solutions, Inc. ............    260,000           3,083,600
--------------------------------------------------------------------------
        Total General Business .........................         6,752,855
--------------------------------------------------------------------------

VALUE FUND

DECEMBER 31, 2003

                                                            SHARES/
                                                          FACE AMOUNT          VALUE
---------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
HEALTHCARE - 2.8%
Healthcare Facilities
  HCA Corp. ...........................................     120,000        $  5,155,200
  Tenet Healthcare Corp. (a) ..........................     295,000           4,734,750
---------------------------------------------------------------------------------------
        Total Healthcare...............................                       9,889,950
---------------------------------------------------------------------------------------

TECHNOLOGY - 1.0%
Computer Hardware
  Hewlett-Packard Co. .................................     159,000           3,652,230
---------------------------------------------------------------------------------------
        Total Technology ...........................................          3,652,230
---------------------------------------------------------------------------------------

TRANSPORTATION - 3.4%
Air Travel
  Southwest Airlines Co. ..............................     740,000          11,943,600
---------------------------------------------------------------------------------------
        Total Transportation .......................................         11,943,600
---------------------------------------------------------------------------------------

UTILITIES - 5.9%
Natural Gas & Pipeline
  El Paso Corp. .......................................   1,067,500           8,742,825
  Questar Corp. .......................................     256,200           9,005,430
Telephone
  BellSouth Corp. .....................................     107,000           3,028,100
---------------------------------------------------------------------------------------
        Total Utilities ............................................         20,776,355
---------------------------------------------------------------------------------------
        Total Common Stock (Cost $219,833,019) .....................        342,790,588
---------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (2.3% OF PORTFOLIO)
SSgA Money Market Fund, 0.72% (b) ..................................                486
SSgA Prime Money Market Fund, 0.93% (b) ............................          8,152,000
---------------------------------------------------------------------------------------
        Total Money Market Accounts (Cost $8,152,486) ..............          8,152,486
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
     (COST $227,985,505) - 100% ....................................       $350,943,074
=======================================================================================

(a) Non-income producing.

(b) 7-day yield at December 31, 2003.

ADR - American Depository Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                  SHARES          VALUE
--------------------------------------------------------------------------
COMMON STOCKS (92.0% OF PORTFOLIO)
BASIC INDUSTRIES - 3.8%
Chemical Manufacturing
   FMC Corp. (a) .............................    12,500       $   426,625
Packaging/Containers
   Pactiv Corp. (a) ..........................    30,000           717,000
--------------------------------------------------------------------------
        Total Basic Industries .........................         1,143,625
--------------------------------------------------------------------------

CAPITAL GOODS - 25.8%
Aerospace & Defense
   Triumph Group, Inc. (a) ...................    23,900           869,960
Distribution/Wholesale
   Applied Industrial Technologies, Inc. .....    20,200           481,972
   Hughes Supply, Inc. .......................    23,200         1,151,184
Industrial Machinery
   Flowserve Corp. (a) .......................    58,500         1,221,480
   Manitowoc Co., Inc. .......................    31,000           967,200
   Regal-Beloit Corp. ........................    43,500           957,000
Manufacturing-Diverse
   Carlisle Companies, Inc. ..................    19,000         1,156,340
   CLARCOR, Inc. .............................     8,100           357,210
   Standex International Corp. ...............    19,500           546,000
--------------------------------------------------------------------------
        Total Capital Goods ............................         7,708,346
--------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 6.8%
Auto Parts
   Cooper Tire & Rubber Co. ..................    55,000         1,175,900
Furniture & Fixtures
   La-Z-Boy Inc. .............................    40,300           845,494
--------------------------------------------------------------------------
        Total Consumer Durable Goods ...................         2,021,394
--------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 8.6%
Cosmetics & Toiletries
   Alberto Culver Co. (Class A) ..............    14,000           883,120
Food Processing
   J.M. Smucker Co. ..........................    10,868           492,212
Retail
   Charming Shoppes, Inc. (a) ................    42,000           226,800
   Claire's Stores, Inc. .....................    52,000           979,680
--------------------------------------------------------------------------
        Total Consumer Non-Durable Goods ...............         2,581,812
--------------------------------------------------------------------------

CONSUMER SERVICES - 7.1%
Restaurants
   CBRL Group, Inc.............................   27,100         1,036,846
   O'Charley's Inc. (a)........................   60,300         1,082,385
--------------------------------------------------------------------------
        Total Consumer Services ...............                  2,119,231
--------------------------------------------------------------------------

ENERGY - 7.0%
Oil & Gas
   Cimarex Energy Co. (a) ....................    39,400         1,051,586
Oil Well Services & Equipment
   Helmerich & Payne, Inc. ...................    37,500         1,047,375
--------------------------------------------------------------------------
        Total Energy ...................................         2,098,961
--------------------------------------------------------------------------

FINANCE - 12.7%
Banks
   American National Bankshares Inc. .........     4,000           105,920
   Astoria Financial Corp. ...................    20,000           744,000
   Citizens Banking Corp. ....................    12,700           415,544
   City Bank (Lynnwood WA) ...................    19,707           640,477
   James Monroe Bancorp, Inc. (a) ............     7,000           176,750
   National Bankshares Inc. (Virginia) .......    17,700           889,337
   Valley National Bancorp ...................    27,595           805,774
--------------------------------------------------------------------------
        Total Finance ..................................         3,777,802
--------------------------------------------------------------------------

GENERAL BUSINESS - 13.3%
Computer Storage Devices
   Western Digital Corp. (a) .................    35,000           412,650
Electronic Components
   Vishay Intertechnology, Inc. (a) ..........    70,000         1,603,000
Networking Products
   Cable Design Technologies (a) .............   122,500         1,101,275
Office Automation & Equipment
   IKON Office Solutions, Inc. ...............    71,500           847,990
--------------------------------------------------------------------------
        Total General Business .........................         3,964,915
--------------------------------------------------------------------------

SMALL-COMPANY STOCK FUND

DECEMBER 31, 2003

                                                             SHARES/
                                                            FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
HEALTHCARE - 1.9%
Healthcare Facilities
   Triad Hospitals Inc. (a) .........................           16,600       $   552,282
----------------------------------------------------------------------------------------
        Total Healthcare ..............................................          552,282
----------------------------------------------------------------------------------------

TRANSPORTATION - 0.5%
Trucking
   Overnite Corp. (a) ...............................            6,000           136,500
----------------------------------------------------------------------------------------
        Total Transportation ..........................................          136,500
----------------------------------------------------------------------------------------

UTILITIES - 4.5%
Natural Gas & Pipeline
   Questar Corp. ....................................           38,300         1,346,245
----------------------------------------------------------------------------------------
        Total Utilities ...............................................        1,346,245
----------------------------------------------------------------------------------------
        Total Common Stock (Cost $20,124,949) .........................       27,451,113
----------------------------------------------------------------------------------------

COMMERCIAL PAPER (3.9% OF PORTFOLIO)
General Electric Capital Corp.,
  1.03%, due 01/06/04 ...............................        1,073,000         1,072,846
General Electric Corp.,
  1.03%, due 01/06/04 ...............................          100,000            99,986
----------------------------------------------------------------------------------------
        Total Commercial Paper (Cost $1,172,832) ......................        1,172,832
----------------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (4.1% OF PORTFOLIO)
SSgA Money Market Fund, 0.72% (b) .....................................              719
SSgA Prime Money Market Fund, .93% (b) ................................        1,225,000
----------------------------------------------------------------------------------------
        Total Money Market Accounts (Cost $1,225,719) .................        1,225,719
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
        (COST $22,523,500) - 100% .....................................      $29,849,664
========================================================================================

(a) Non-income producing.

(b) 7-day yield at December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                              COST              VALUE
-------------------------------------------------------------------------------------------------------
Investment in State Street MSCI(R) EAFE(R) Index Portfolio..........       $3,071,042        $3,860,878
-------------------------------------------------------------------------------------------------------

Substantially all the assets of the International Stock Index Fund are invested in the State Street MSCI(R) EAFE(R) Portfolio managed by SSgA. As of December 31, 2003, the International Stock Index Fund's ownership interest in the State Street MSCI(R) EAFE(R) Portfolio was 3.09%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                       SHARES           VALUE
------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUND (99.2% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock(SM) ........................          146,900        $ 5,355,974
------------------------------------------------------------------------------------------------
     Total Exchange Traded Fund (Cost $4,527,221) ...........................        $ 5,355,974
------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (0.8% OF PORTFOLIO)
SSgA Money Market Fund, 0.72% (a) ...........................................             41,764
------------------------------------------------------------------------------------------------
     Total Money Market Account (Cost $41,764) ..............................             41,764
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $4,568,985) - 100% ....................        $ 5,397,738
================================================================================================

(a) 7-day yield at December 31, 2003.

As of December 31, 2003, substantially all of the assets of the NASDAQ-100 Index Tracking Stock(SM) Fund were invested in shares of the NASDAQ-100 Index Tracking Stock(SM), issued by the NASDAQ-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the NASDAQ-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar Database.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2003

                                                                                                     SHORT-TERM
                                                                                  DAILY INCOME       GOVERNMENT       SHORT-TERM
                                                                                      FUND         SECURITIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $79,706,741; $41,259,625;
   $211,508,816; $42,923,874; $227,985,505; $22,523,500;
   $3,071,042; $4,568,985) .....................................................  $  79,706,741     $  41,714,789    $ 213,092,059
Cash ...........................................................................             --                --                3
Receivables
   Dividends and interest ......................................................        153,813           224,781        1,621,345
   Capital shares sold .........................................................         79,548               873          250,541
Prepaid expenses ...............................................................         15,952             9,685           30,926
----------------------------------------------------------------------------------------------------------------------------------
Total assets ...................................................................     79,956,054        41,950,128      214,994,874
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased .............................................        222,486                --          358,713
   Accrued expenses ............................................................         36,555            24,328           76,527
   Due to RE Advisers ..........................................................         37,966            18,593          123,027
   Capital shares redeemed .....................................................        112,574            51,125          103,288
   Dividends ...................................................................            545             4,023           48,046
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ..............................................................        410,126            98,069          709,601
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................  $  79,545,928     $  41,852,059    $ 214,285,273
==================================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ..........................  $          --     $     455,164    $   1,583,243
Undistributed net income (loss) ................................................             --                --               --
Undistributed net realized gain (loss) from investments
   and futures transactions ....................................................        (18,139)              865         (381,712)
Paid-in-capital applicable to outstanding shares of 79,564,067 of Daily
   Income Fund, 8,106,433 Short-Term Government Securities Fund, 40,945,557 of
   Short-Term Bond Fund, 4,117,991 of Stock Index Fund, 12,751,421 of Value
   Fund, 2,148,132 of Small-Company Stock Fund, 460,896 of International Stock
   Index Fund, and 1,071,442
   Nasdaq-100 Index Tracking Stock(SM) Fund ....................................     79,564,067        41,396,030      213,083,742
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................  $  79,545,928     $  41,852,059    $ 214,285,273
==================================================================================================================================
NET ASSET VALUE PER SHARE ......................................................  $        1.00     $        5.16    $        5.23
==================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2003

                                       SMALL-         INTERNATIONAL        NASDAQ-100
STOCK INDEX          VALUE             COMPANY         STOCK INDEX       INDEX TRACKING
   FUND              FUND            STOCK FUND            FUND          STOCK(SM) FUND
---------------------------------------------------------------------------------------
$34,123,331      $ 350,943,074      $ 29,849,664       $ 3,860,878        $ 5,397,738
         --                 --                --                --                 --
         --            447,681            11,481                --                 51
     68,114            120,787            21,689               404                837
      9,067             45,174             5,800             6,807              6,980
-------------------------------------------------------------------------------------
 34,200,512        351,556,716        29,888,634         3,868,089          5,405,606
-------------------------------------------------------------------------------------

         --                 --                --                --             28,904
     22,636            122,360            20,752             8,875              7,448
     11,087            215,988            28,179             5,239              7,595
     14,238            204,095             7,898               100                 --
      2,795             68,991                --               337                 --
-------------------------------------------------------------------------------------
     50,756            611,434            56,829            14,551             43,947
-------------------------------------------------------------------------------------
$34,149,756      $ 350,945,282      $ 29,831,805       $ 3,853,538        $ 5,361,659
=====================================================================================

$(8,800,543)     $ 122,957,569      $  7,326,164       $   789,836        $   828,753
         --                287                --            (2,667)                --

 (8,146,578)        (1,100,111)         (346,354)          (26,932)          (478,260

 51,096,877        229,087,537        22,851,995         3,093,301          5,011,166
-------------------------------------------------------------------------------------
$34,149,756      $ 350,945,282      $ 29,831,805       $ 3,853,538        $ 5,361,659
=====================================================================================
$      8.29      $       27.52      $      13.89       $      8.36        $      5.00
=====================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                       SHORT-TERM
                                                        DAILY INCOME   GOVERNMENT     SHORT-TERM
                                                            FUND     SECURITIES FUND   BOND FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $ 1,025,289    $ 1,245,348    $ 8,303,956
   Dividends ........................................            --             --             --
   Allocated from Master
       Income .......................................            --             --             --
       Expense ......................................            --             --             --
-------------------------------------------------------------------------------------------------
Total income ........................................     1,025,289      1,245,348      8,303,956
-------------------------------------------------------------------------------------------------

Expenses
   Management fees ..................................       407,420        190,199      1,292,412
   Shareholder servicing ............................        98,633         53,097        136,213
   Custodian and accounting fees ....................        52,282         54,747        115,520
   Registration expense .............................        21,951         15,391         28,110
   Printing .........................................        21,685         11,170         56,046
   Legal and audit fees .............................        17,741         12,046         49,995
   Communication ....................................        14,849          7,845         28,821
   Directors' fees ..................................         9,137          4,736         24,127
   Insurance ........................................         6,343          3,241         16,592
   Other expenses ...................................         4,075          2,016          9,137
   Administration fees ..............................            --             --             --
-------------------------------------------------------------------------------------------------
Total expenses ......................................       654,116        354,488      1,756,973
-------------------------------------------------------------------------------------------------

Less fees waived and expenses
   reimbursed by RE Advisers ........................       (44,397)       (37,576)      (141,940)
-------------------------------------------------------------------------------------------------
Net expenses ........................................       609,719        316,912      1,615,033
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................       415,570        928,436      6,688,923
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .............           (21)        75,821        123,883
Net change in unrealized appreciation (depreciation)             --       (472,496)    (2,728,872)
-------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ......................           (21)      (396,675)    (2,604,989)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $   415,549    $   531,761    $ 4,083,934
=================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                 SMALL-      INTERNATIONAL   NASDAQ-100
STOCK INDEX      VALUE           COMPANY      STOCK INDEX   INDEX TRACKING
    FUND         FUND           STOCK FUND       FUND       STOCK(SM) FUND
--------------------------------------------------------------------------
$       --    $    86,472      $    22,839    $        --    $       506
        --      7,046,584 (a)      306,460             --          2,066

   466,353             --               --         50,835             --
   (11,941)            --               --         (3,393)            --
------------------------------------------------------------------------
   454,412      7,133,056          329,299         47,442          2,572
------------------------------------------------------------------------

        --      1,799,728          190,453             --          8,769
    77,723        330,369           68,953         27,492         31,341
    30,734         74,033           43,086         26,318         28,061
    12,831         27,892           14,685         12,768         11,759
     7,469         76,961            6,394            876          1,366
    16,659         64,008            4,774          3,244            773
    10,313         57,808            9,312          2,566          3,405
     3,202         34,196            2,746            307            472
     1,799         23,345            1,670            138            177
     2,861         17,282            2,080            301            351
    65,208             --               --          5,648             --
------------------------------------------------------------------------
   228,799      2,505,622          344,153         79,658         86,474
------------------------------------------------------------------------

   (45,355)          --             (8,327)       (49,295)       (34,016)
------------------------------------------------------------------------
   183,444      2,505,622          335,826         30,363         52,458
------------------------------------------------------------------------
   270,968      4,627,434           (6,527)        17,079        (49,886)
------------------------------------------------------------------------

  (705,347)     2,535,563         (207,103)      (139,676)      (208,192)
 3,125,656     65,344,021        6,935,067        949,774      1,547,676
------------------------------------------------------------------------
 2,420,309     67,879,584        6,727,964        810,098      1,339,484
------------------------------------------------------------------------
$2,691,277    $72,507,018      $ 6,721,437    $   827,177    $ 1,289,598
========================================================================

(a) Net of foreign tax withheld of $29,300.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SHORT-TERM
                                                                            GOVERNMENT                      SHORT-TERM
                                          DAILY INCOME FUND               SECURITIES FUND                    BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
                                        2003            2002           2003             2002            2003            2002
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss) ....  $     415,570   $     883,275   $     928,436   $   1,100,630   $   6,688,923   $   8,297,745
Net realized gain (loss)
   on investments ...............            (21)        (18,118)         75,821           2,383         123,883          51,166
Net change in unrealized
   appreciation (depreciation) ..             --              --        (472,496)        568,751      (2,728,872)      1,434,249
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations ..............        415,549         865,157         531,761       1,671,764       4,083,934       9,783,160
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........       (415,570)       (883,275)       (972,155)     (1,122,907)     (6,832,418)     (8,370,509)
Net realized gain
   on investments ...............             --              --         (11,343)             --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders ..............       (415,570)       (883,275)       (983,498)     (1,122,907)     (6,832,418)     (8,370,509)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET..      3,499,368       9,860,484       3,126,576       6,358,730      15,546,517      29,139,604
   (See Note 6)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ................      3,499,347       9,842,366       2,674,839       6,907,587      12,798,033      30,552,255

NET ASSETS
Beginning of period .............     76,046,581      66,204,215      39,177,220      32,269,633     201,487,240     170,934,985
--------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD ...................  $  79,545,928   $  76,046,581   $  41,852,059   $  39,177,220   $ 214,285,273   $ 201,487,240
================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

         STOCK-INDEX                                                    SMALL-COMPANY
             FUND                        VALUE FUND                       STOCK FUND
---------------------------------------------------------------------------------------------
     2003            2002            2003            2002           2003             2002
---------------------------------------------------------------------------------------------
$     270,968   $     190,821   $   4,627,434   $   4,258,019   $      (6,527)  $      (5,382)

     (705,347)     (2,815,072)      2,535,563      (1,823,959)       (207,103)       (121,810)

    3,125,656      (3,166,191)     65,344,021     (42,039,063)      6,935,067        (765,420)
---------------------------------------------------------------------------------------------

    2,691,277      (5,790,442)     72,507,018     (39,605,003)      6,721,437        (892,612)
---------------------------------------------------------------------------------------------

     (261,951)       (193,419)     (4,626,628)     (4,258,268)             --            (187)

           --              --      (1,812,234)        (12,853)             --              --
---------------------------------------------------------------------------------------------

     (261,951)       (193,419)     (6,438,862)     (4,271,121)             --            (187)
---------------------------------------------------------------------------------------------

   11,088,665       3,275,409      (5,330,259)     (1,031,931)      3,524,001       6,957,062
---------------------------------------------------------------------------------------------

   13,517,991      (2,708,452)     60,737,897     (44,908,055)     10,245,438       6,064,263

   20,631,765      23,340,217     290,207,385     335,115,440      19,586,367      13,522,104
---------------------------------------------------------------------------------------------
$  34,149,756   $  20,631,765   $ 350,945,282   $ 290,207,385   $  29,831,805   $  19,586,367
=============================================================================================

        INTERNATIONAL                    NASDAQ-100
         STOCK INDEX                   INDEX TRACKING
             FUND                      STOCK(SM) FUND
-------------------------------------------------------------
     2003            2002            2003            2002
-------------------------------------------------------------
$      17,079   $       5,978   $     (49,886)  $     (23,630)

     (139,676)        (58,060)       (208,192)        (58,941)

      949,774        (134,422)      1,547,676        (687,815)
-------------------------------------------------------------

      827,177        (186,504)      1,289,598        (770,386)
-------------------------------------------------------------
      (43,767)        (11,823)             --              --

      (64,417)           (773)             --              --
-------------------------------------------------------------

     (108,184)        (12,596)             --              --
-------------------------------------------------------------

    1,640,396       1,269,737       2,293,230       1,266,841
-------------------------------------------------------------

    2,359,389       1,070,637       3,582,828         496,455

    1,494,149         423,512       1,778,831       1,282,376
-------------------------------------------------------------
$   3,853,538   $   1,494,149   $   5,361,659   $   1,778,831
=============================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                   YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------------
                                                     2003             2002          2001             2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $     1.00        $     1.00    $     1.00       $     1.00       $     1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income .......................        0.01  (a,b)       0.01          0.04  (a)        0.06  (a)        0.04  (a)
   Net realized and unrealized gain (loss)
     on investments ............................          --             --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............        0.01          0.01              0.04             0.06             0.04

Distributions
   Net investment income .......................       (0.01)            (0.01)        (0.04)           (0.06)           (0.04)
   Net realized gain ...........................          --                --            --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions .........................       (0.01)            (0.01)        (0.04)           (0.06)           (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $     1.00        $     1.00    $     1.00       $     1.00       $     1.00
===================================================================================================================================
TOTAL RETURN ...................................        0.51% (a,b)       1.25%         3.65% (a)        5.76% (a)        4.56% (a)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   79,546        $   76,047    $   66,204       $   63,701       $   63,734

Ratio of gross expenses before voluntary expense
   limitation to average net assets ............        0.80%             0.80%         0.84%            0.86%            0.84%
Ratio of net investment income to
   average net assets ..........................        0.51% (a,b)       1.24%         3.58% (a)        5.62% (a)        4.47% (a)
Ratio of net expenses to average net assets ....        0.75% (a,b)       0.80%         0.80% (a)        0.80% (a)        0.80% (a)

-----------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) On July 1, 2003 RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.70%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                      YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------------------
                                                       2003              2002          2001             2000             1999
                                                  ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $        5.22       $     5.14    $     5.08       $     5.00       $     5.09
--------------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (a) ...................           0.12             0.16          0.25             0.26             0.23
   Net realized and unrealized gain (loss)
     on investments ............................          (0.06)            0.08          0.06             0.08            (0.09)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............           0.06             0.24          0.31             0.34             0.14
--------------------------------------------------------------------------------------------------------------------------------

Distributions
   Net investment income .......................          (0.12)           (0.16)        (0.25)           (0.26)           (0.23)
   Net realized gain ...........................             -- (b)           --            --               --               --
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions .........................          (0.12)           (0.16)        (0.25)           (0.26)           (0.23)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $        5.16       $     5.22    $     5.14       $     5.08       $     5.00
================================================================================================================================
TOTAL RETURN (a) ...............................           1.18%            4.82%         6.19%            7.04%            2.88%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $      41,852       $   39,177    $   32,270       $   28,113       $   34,459
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............           0.84%            0.86%         0.92%            0.88%            0.86%
Ratio of net investment income to
   average net assets (a) ......................           2.20%            3.09%         4.74%            5.21%            4.63%
Ratio of expenses to average net assets (a) ....           0.75%            0.75%         0.75%            0.75%            0.75%
Portfolio turnover rate ........................             41%              40%           52%              18%               9%

----------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Less than .01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                             YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                      2003           2002          2001            2000             1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $      5.30    $      5.26   $       5.18    $      5.09       $      5.21
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................         0.17           0.23           0.28           0.30              0.28
   Net realized and unrealized gain (loss)
     on investments ............................        (0.07)          0.04           0.08           0.09             (0.12)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............         0.10           0.27           0.36           0.39              0.16
----------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................        (0.17)         (0.23)         (0.28)         (0.30)            (0.28)
   Net realized gain ...........................           --             --             --             --                --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions .........................        (0.17)         (0.23)         (0.28)         (0.30)            (0.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $      5.23    $      5.30   $       5.26    $      5.18       $      5.09
============================================================================================================================
TOTAL RETURN (a) ...............................         1.86%          5.33%          7.13%          7.84%             3.21%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   214,285    $   201,487   $    170,935    $   148,128       $   171,694
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............         0.82%          0.82%          0.83%          0.87%             0.83%
Ratio of net investment income to
   average net assets (a) ......................         3.11%          4.39%          5.36%          5.81%             5.48%
Ratio of expenses to average net assets (a) ....         0.75%          0.75%          0.75%          0.75%             0.75%
Portfolio turnover rate ........................           72%            72%            68%            22%               37%

----------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                                       OCTOBER 28, 1999
                                                                 YEAR ENDED DECEMBER 31,               (INCEPTION DATE)
                                                  ---------------------------------------------------- TO DECEMBER 31,
                                                     2003          2002          2001          2000         1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $     6.55    $     8.55    $     9.84    $    10.96    $   10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................        0.07          0.52          0.05          0.06         0.01
   Net realized and unrealized gain (loss)
     on investments ............................        1.73         (2.00)        (1.29)        (1.12)        0.96
-------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............        1.80         (1.48)        (1.24)        (1.06)        0.97
-------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................       (0.06)        (0.52)        (0.05)        (0.06)       (0.01)
   Net realized gain ...........................          --            --            --            --           --
-------------------------------------------------------------------------------------------------------------------
   Total distributions .........................       (0.06)        (0.52)        (0.05)        (0.06)       (0.01)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $     8.29 $        6.55    $     8.55    $     9.84    $   10.96
===================================================================================================================
TOTAL RETURN (A) ...............................       27.55%       (22.69)       (12.55)        (9.68)        9.65% (b)
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   34,150    $   20,632    $   23,340    $   26,214    $   8,311
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............        0.92%         1.06%         1.10%          N/A          N/A
Ratio of net investment income to
   average net assets (a) ......................        1.04%         0.87%         0.61%         0.65%        0.54% (c)
Ratio of expenses to average net assets (a) ....        0.75%         0.75%         0.75%         0.59%        0.72% (c)
Portfolio turnover rate (d) ....................         N/A           N/A           N/A           N/A          N/A

------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the year.

(c) Annualized.

(d) See Appendix A for the portfolio turnover of the State Street Equity 500 Index Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
                                             2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ....  $     22.24    $     25.50    $     25.38    $     23.53    $     26.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income ..............         0.37           0.33           0.33           0.39           0.41
   Net realized and unrealized gain
     on investments ...................         5.42          (3.26)          1.17           1.85          (1.23)
----------------------------------------------------------------------------------------------------------------
   Total from investment operations ...         5.79          (2.93)          1.50           2.24          (0.82)
----------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..............        (0.37)         (0.33)         (0.33)         (0.39)         (0.41)
   Net realized gain ..................        (0.14)            -- (a)      (1.05)            --          (1.74)
----------------------------------------------------------------------------------------------------------------
   Total distributions ................        (0.51)         (0.33)         (1.38)         (0.39)         (2.15)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ..........  $     27.52    $     22.24    $     25.50    $     25.38    $     23.53
================================================================================================================
TOTAL RETURN ..........................        26.16%        (11.56)%         5.90%          9.64%         (3.21)%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...  $   350,945    $   290,207    $   335,115    $   336,773    $   406,302
Ratio of net investment income to
   average net assets .................         1.54%          1.35%          1.26%          1.58%          1.47%
Ratio of expenses to average net assets         0.84%          0.83%          0.85%          0.85%          0.74%
Portfolio turnover rate ...............           12%            29%            19%            18%            17%

---------------------------------

(a) Less than .01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                     2003          2002           2001          2000         1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $    10.49    $    10.55      $   9.51    $     8.32    $     8.85
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................          --            -- (b)      0.02          0.08          0.05
   Net realized and unrealized gain (loss)
     on investments ............................        3.40         (0.06)         1.04          1.19         (0.10)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............        3.40         (0.06)         1.06          1.27         (0.05)
---------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................          --            -- (b)     (0.02)        (0.08)        (0.05)
   Net realized gain ...........................          --            --            --            --         (0.43)
---------------------------------------------------------------------------------------------------------------------
   Total distributions .........................          --            --         (0.02)        (0.08)        (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $    13.89    $    10.49      $  10.55    $     9.51    $     8.32
=====================================================================================================================
TOTAL RETURN (a) ...............................       32.41%        (0.57)%       11.17%        15.21%        (0.55)%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   29,832    $   19,586      $ 13,522    $   10,633    $   10,637
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............        1.54%         1.60%         1.94%         2.04%         2.02%
Ratio of net investment income (loss) to
   average net assets (a) ......................       (0.03)%       (0.03)%        0.24%         0.87%         0.65%
Ratio of expenses to average net assets (a) ....        1.50%         1.50%         1.50%         1.50%         1.50%
Portfolio turnover rate ........................          17%           12%           20%           11%           23%

--------------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Less than .01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                          JANUARY 22, 2001
                                                  YEAR ENDED DECEMBER 31, (INCEPTION DATE)
                                                  -----------------------  TO DECEMBER 31,
                                                     2003         2002        2001
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $    6.33    $    7.75   $  10.00
-----------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................       0.04         0.48      (0.01)
   Net realized and unrealized gain
         on investments ........................       2.23        (1.36)     (2.24)
-----------------------------------------------------------------------------------------
   Total from investment operations ............       2.27        (0.88)     (2.25)
-----------------------------------------------------------------------------------------
Distributions
   Net investment income .......................      (0.10)       (0.51)        --
   Net realized gain ...........................      (0.14)       (0.03)        --
-----------------------------------------------------------------------------------------
   Total distributions .........................      (0.24)       (0.54)        --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $    8.36    $    6.33   $  7.75
=========================================================================================
TOTAL RETURN (a) ...............................      35.88%      (17.63)%  (22.50)%  (b)
=========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   3,854    $   1,494   $   424
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............       3.68%        7.03%     17.79%  (c)
Ratio of net investment income (loss) to
   average net assets (a) ......................       0.76%        0.57%     (0.23)% (c)
Ratio of expenses to average net assets (a) ....       1.50%        1.50%      1.50%  (c)
Portfolio turnover rate (d) ....................        N/A          N/A        N/A

----------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.

(d) See Appendix B for the portfolio turnover of the State Street MSCI(R) EAFE(R) Index Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                            JANUARY 22, 2001
                                                  YEAR ENDED DECEMBER 31,   (INCEPTION DATE)
                                                  -----------------------    TO DECEMBER 31,
                                                     2003         2002            2001
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $    3.40    $    5.50    $   10.00
-------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...................      (0.06)       (0.06)       (0.05)
   Net realized and unrealized gain
         on investments ........................       1.66        (2.04)       (4.45)
-------------------------------------------------------------------------------------------
   Total from investment operations ............       1.60        (2.10)       (4.50)
-------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................         --           --           --
   Net realized gain ...........................         --           --           --
-------------------------------------------------------------------------------------------
   Total distributions .........................         --           --           --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ...................  $    5.00    $    3.40    $    5.50
===========================================================================================
TOTAL RETURN (A) ...............................      47.06%      (38.18)      (45.00)% (b)
===========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............  $   5,362    $   1,779    $   1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets ............       2.47%        4.86%        5.96%  (c)
Ratio of net investment income (loss) to
   average net assets (a) ......................      (1.42)       (1.47)       (1.26)% (c)
Ratio of expenses to average net assets (a) ....       1.50%        1.50%        1.50%  (c)
Portfolio turnover rate ........................         68%          32%         253%

--------------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund and the International Stock Index Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio") and the State Street MSCI(R) EAFE(R) Index Portfolio (the "EAFE(R) Index Portfolio"), respectively. The Equity 500 Index Portfolio and the EAFE(R) Index Portfolio (the "Portfolios") are registered under the Act as open-end investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and are designed to replicate the returns of the S&P 500 Index and the MSCI(R) EAFE(R) Index, respectively. At December 31, 2003, the Stock Index Fund's investment was 1.26% of the Equity 500 Index Portfolio and the International Stock Index Fund's investment was 3.09% of the EAFE(R) Index Portfolio. The financial statements of these Portfolios are contained in Appendix A&B of this report and should be read in conjunction with the financial statements for the Feeder Funds.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2003, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), an exchange traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index(R). More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity Securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions

NOTES TO FINANCIAL STATEMENTS

are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

                        3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2003 was as follows:

                       Ordinary    Long-Term    Return of      Total
        Fund            Income    Capital Gain   Capital    Distributions
-------------------   ----------  ------------  ----------  -------------
Daily Income Fund     $  415,570   $       --   $       --   $  415,570
Short-Term
   Government
   Securities Fund    $  972,155   $   11,343   $       --   $  983,948
Short-Term
   Bond Fund          $6,832,418   $       --   $       --   $6,832,418
Stock Index Fund      $  261,951   $       --   $       --   $  261,951
Value Fund            $4,626,628   $1,812,234   $       --   $6,438,862
Small-Company
   Stock Fund         $       --   $       --   $       --   $       --
International Stock
   Index Fund         $   21,966   $   64,417   $   21,801   $  108,184
Nasdaq-100
   Index Tracking
   Stock(SM) Fund     $       --   $       --   $       --   $       --

The tax character of distributable earnings/(accumulated losses) at December 31, 2003 and 2002 were as follows:

2003

                      Undistributed                   Net Unrealized      Capital
                        Ordinary      Undistributed   Appreciation/        Loss
        Fund             Income       Realized Gain   Deprreciation     Carryforward
-------------------   -------------   -------------   --------------   --------------
Daily Income Fund     $          --   $          --   $          --    $     (18,139)(1)
Short-Term
   Government
   Securities Fund    $         865   $          --   $     455,164    $          --
Short-Term
   Bond Fund          $          --   $          --   $   1,583,243    $    (381,712)(2)
Stock Index Fund      $          --   $          --   $  (9,246,111)   $  (7,701,010)(3)
Value Fund            $         287   $          --   $ 121,857,458    $          --
Small-Company
   Stock Fund         $          --   $          --   $   7,326,164    $    (346,354)(4)
International Stock
   Index Fund         $          --   $          --   $     773,913    $          --
Nasdaq-100
   Index Tracking
   Stock(SM) Fund     $          --   $          --   $     580,693    $    (174,628)(5)

(1) Daily Income Fund: $18,118 expires in 2010, $21 expires in 2010.
(2) Short-Term Bond Fund: $315,037 expires in 2008 and $47,063 expires in 2009, and $19,612 expires in 2011.
(3) Stock Index Fund: $1,436,811 expires in 2009, $6,264,199 expires in 2010.
(4) Small-Company Stock Fund: $17,441 expires in 2008 and $121,810 expires in 2010, and $207,103 expires in 2011.
(5) Nasdaq-100 Index Tracking Stock(SM) Fund: $50,439 expires in 2009, $18,845 expires in 2010, and $105,344 in 2011.

2002

                      Undistributed                Net Unrealized     Capital
                        Ordinary     Undistributed  Appreciation/       Loss
       Fund              Income      Realized Gain  Deprreciation   Carryforward
-------------------   -------------  ------------- --------------   ------------
Daily Income Fund     $         --   $         --   $         --    $    (18,118)(1)
Short-Term
   Government
   Securities Fund    $         --   $         --   $    927,660    $    (19,894)(1)
Short-Term
   Bond Fund          $         --   $         --   $  4,312,115    $   (362,100)(2)
Stock Index Fund      $         --   $         --   $(11,925,599)   $(10,856,887)(3)
Value Fund            $         --   $         --   $ 56,513,437    $   (723,848)(1)
Small-Company
   Stock Fund         $         --   $         --   $    391,097    $   (139,251)(4)
International Stock
   Index Fund         $      2,503   $      3,193   $   (180,051)   $         --
Nasdaq-100
   Index Tracking
   Stock(SM) Fund     $         --   $         --   $   (888,291)   $    (69,284)(5)

(1) Expires in 2010.
(2) Short-Term Bond Fund: $315,037 expires in 2008 and $47,063 expires in 2009.
(3) Stock Index Fund: $726,727 expires in 2008, $3,865,961 expires in 2009, $6,264,199 expires in 2010.
(4) Small-Company Stock Fund:$17,441 expires in 2008 and $121,810 expires in
    2010.
(5) Nasdaq-100 Index Tracking Stock(SM) Fund: $50,439 expires in 2009 and $18,845 expires in 2010.

NOTES TO FINANCIAL STATEMENTS

TAX BASIS UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DISTRIBUTIONS

At December 31, 2003 and 2002, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

2003

                                        Tax            Tax             Net
                         Tax         Unrealized     Unrealized      Unrealized
       Fund              Cost           Gain          (Loss)        Gain (Loss)
------------------   ------------   ------------   ------------    ------------
Daily Income Fund    $ 79,706,741   $         --    $        --    $         --
Short-Term
   Government
   Securities Fund   $ 41,259,625   $    486,609   $    (31,445)   $    455,164
Short-Term
   Bond Fund         $211,508,816   $  2,808,902   $ (1,225,659)   $  1,583,243
Value Fund           $229,085,616   $123,551,598   $ (1,694,140)   $121,857,458
Small-Company
   Stock Fund        $ 22,523,500   $  7,626,551   $   (300,387)   $  7,326,164
Nasdaq-100
   Index Tracking
   Stock(SM) Fund    $  4,817,045   $    580,693    $        --    $    580,693

2002

                                        Tax            Tax             Net
                         Tax         Unrealized     Unrealized      Unrealized
       Fund              Cost           Gain          (Loss)        Gain (Loss)
------------------   ------------   ------------   ------------    ------------
Daily Income Fund    $ 78,105,655   $         --   $        --     $         --
Short-Term
   Government
   Securities Fund   $ 38,058,900   $    930,661   $    (3,001)    $    927,660
Short-Term
   Bond Fund         $201,482,398   $  4,485,018   $  (172,903)    $  4,312,115
Value Fund           $231,447,772   $ 63,957,972   $(7,444,535)    $ 56,513,437
Small-Company
   Stock Fund        $ 19,221,273   $  2,867,982   $(2,476,885)    $    391,097
Nasdaq-100
   Index Tracking
   Stock(SM) Fund    $  2,677,819   $         --   $  (888,291)    $   (888,291)

Net unrealized appreciation/(depreciation) of Stock Index Fund and International Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation).

POST OCTOBER LOSSES DEFERRED

Pursuant to federal income tax regulations applicable to investment companies, the Stock Index Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2003, $431,596, $13,676 and $55,572 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2004 for Stock Index Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund, respectively.

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the year ended December 31, 2003, were as follows:

                                            Proceeds
                              Purchases    from Sales
                             -----------   -----------
Short-Term
   Government
   Securities Fund           $ 3,541,021   $ 6,539,083
Short-Term
   Bond Fund                 $87,574,118   $54,872,000
Value Fund                   $37,091,246   $36,296,004
Small-Company
   Stock Fund                $ 6,224,841   $ 3,409,096
Nasdaq-100 Index
   Tracking Stock(SM) Fund   $ 4,631,236   $ 2,396,437

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31, 2003, were as follows:

                                            Proceeds
                              Purchases    from Sales
                             -----------   -----------
Short-Term
   Government
   Securities Fund           $13,862,332   $ 7,522,159
Short-Term
   Bond Fund                 $57,104,816   $44,995,895

                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund and the International Stock Index
Fund), and RE Advisers Corporation, an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are:
..50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

NOTES TO FINANCIAL STATEMENTS

With respect to the Stock Index Fund and the International Stock Index Fund (the "Feeder Funds"), Administrative Service Agreements with RE Advisers have been contracted, under which RE Advisers provides certain administrative services to each Feeder Fund. Pursuant to these agreements, RE Advisers receives an annual fee of 0.25% of each Feeder Funds' average daily net assets. In addition, the Feeder Funds are allocated a management fee from the portfolio in which they invest, calculated daily at an annual rate of .045% for the Stock Index Fund and ..15% for the International Stock Index Fund of their average daily net assets. This fee includes advisory, custody, and administrative fees provided by the portfolios on behalf of their investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund, the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund. On July 1, 2003, RE Advisers voluntarily agreed to temporarily increase the amount of expenses waived for the Daily Income Fund, resulting in a reduction of the expense ratio from .80% to .70% of average daily net assets.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 2003, amounted to $44,397 for the Daily Income Fund, $37,576 for the Short-Term Government Securities Fund, $141,940 for the Short-Term Bond Fund, $8,327 for the Small-Company Stock Fund, and for the Nasdaq-100 Index Tracking Stock(SM) Fund, $8,769 of management fees were waived and $25,247 of operating expenses were reimbursed. For the Stock Index Fund $45,355 of administrative fees were waived. For the International Stock Index Fund, $5,648 of administrative fees were waived and $43,647 of operating expenses were reimbursed.

At December 31, 2003, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 12% of the Small-Company Stock Fund shares outstanding, 9% of the International Stock Index Fund shares outstanding, 3% of the Daily Income Fund, the Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund shares outstanding, 1% of the Value Fund shares outstanding, and less than 1% of the Short-Term Government Securities Fund and Short-Term Bond Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS

                          6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2003, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock Fund. Transactions in capital shares were as follows:

                                                                   SHARES ISSUED      TOTAL            TOTAL             NET
                                                       SHARES     IN REINVESTMENT     SHARES           SHARES         INCREASE
                                                       SOLD        OF DIVIDENDS       ISSUED          REDEEMED       (DECREASE)
                                                   -------------  ---------------  -------------   -------------    -------------
YEAR ENDED DECEMBER 31, 2003
In Dollars
     Daily Income Fund ..........................  $  98,765,842   $     401,682   $  99,167,524   ($ 95,668,156)   $   3,499,368
     Short-Term Government Securities Fund ......  $  14,146,946   $     921,253   $  15,068,199   ($ 11,941,623)   $   3,126,576
     Short-Term Bond Fund .......................  $  59,749,839   $   6,155,030   $  65,904,869   ($ 50,358,352)   $  15,546,517
     Stock Index Fund ...........................  $  15,057,284   $     259,155   $  15,316,439   ($  4,227,774)   $  11,088,665
     Value Fund .................................  $  65,368,833   $   6,332,627   $  71,701,460   ($ 77,031,719)   ($  5,330,259)
     Small-Company Stock Fund ...................  $   6,835,969              --   $   6,835,969   ($  3,311,968)   $   3,524,001
     International Stock Index Fund .............  $   2,400,804   $     107,919   $   2,508,723   ($    868,327)   $   1,640,396
     Nasdaq-100 Index Tracking Stock(SM) Fund ...  $   4,870,726              --   $   4,870,726   ($  2,577,496)   $   2,293,230

In Shares
     Daily Income Fund ..........................     98,765,842         401,682      99,167,524     (95,668,156)       3,499,368
     Short-Term Government Securities Fund ......      2,719,931         177,556       2,897,487      (2,300,726)         596,761
     Short-Term Bond Fund .......................     11,311,388       1,167,777      12,479,165      (9,560,210)       2,918,955
     Stock Index Fund ...........................      1,523,810          31,261       1,555,071        (588,789)         966,282
     Value Fund .................................      2,941,094         240,993       3,182,087      (3,479,326)        (297,239)
     Small-Company Stock Fund ...................        571,335              --         571,335        (290,574)         280,761
     International Stock Index Fund .............        331,156          12,912         344,068        (119,268)         224,800
     Nasdaq-100 Index Tracking Stock(SM) Fund ...      1,140,019              --       1,140,019        (591,867)         548,152

YEAR ENDED DECEMBER 31, 2002
In Dollars
     Daily Income Fund ..........................  $ 113,576,109   $     852,273   $ 114,428,382   ($104,567,898)   $   9,860,484
     Short-Term Government Securities Fund ......  $  12,421,058   $   1,056,821   $  13,477,879   ($  7,119,149)   $   6,358,730
     Short-Term Bond Fund .......................  $  50,993,554   $   7,596,032   $  58,589,586   ($ 29,449,982)   $  29,139,604
     Stock Index Fund ...........................  $   8,274,757   $     192,428   $   8,467,185   ($  5,191,776)   $   3,275,409
     Value Fund .................................  $ 121,708,362   $   4,201,196   $ 125,909,558   ($126,941,489)   ($  1,031,931)
     Small-Company Stock Fund ...................  $  12,834,263   $         283   $  12,834,546   ($  5,877,484)   $   6,957,062
     International Stock Index Fund .............  $   1,406,545   $      12,450   $   1,418,995   ($    149,258)   $   1,269,737
     Nasdaq-100 Index Tracking Stock(SM) Fund ...  $   1,771,412              --   $   1,771,412   ($    504,571)   $   1,266,841

In Shares
     Daily Income Fund ..........................    113,576,109         852,273     114,428,382    (104,567,898)       9,860,484
     Short-Term Government Securities Fund ......      2,405,683         204,443       2,610,126      (1,381,737)       1,228,389
     Short-Term Bond Fund .......................      9,688,131       1,441,933      11,130,064      (5,593,772)       5,536,292
     Stock Index Fund ...........................      1,080,777          28,090       1,108,867        (688,025)         420,842
     Value Fund .................................      5,160,169         178,977       5,339,146      (5,431,331)         (92,185)
     Small-Company Stock Fund ...................      1,130,468              27       1,130,495        (544,768)         585,727
     International Stock Index Fund .............        199,696           1,967         201,663         (20,249)         181,414
     Nasdaq-100 Index Tracking Stock(SM) Fund ...        394,009              --         394,009        (103,848)         290,161

----------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of The Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund (comprising The Homestead Funds, Inc., hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods presented on and prior to December 31, 2000 were audited by other independent auditors whose report dated February 19, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2004

OFFICERS & DIRECTORS*:
INDEPENDENT DIRECTORS

                                     TERM OF
                                     OFFICE
                                       AND                                        NUMBER OF
                        POSITION(S)  LENGTH                                      PORTFOLIOS
  NAME, ADDRESS AND      HELD WITH   OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY OTHER DIRECTORSHIPS
    DATE OF BIRTH        THE FUND    SERVED        DURING PAST FIVE YEARS         DIRECTOR    HELD BY DIRECTOR
---------------------- ------------- ------- ----------------------------------- ----------- -------------------
Douglas W. Johnson     Director,     2003-   CEO, Blue Ridge                     8           Not Applicable
4301 Wilson Boulevard, Member of     present EMC
Arlington, VA 22203    Audit                 (1979-present)
6/2/55                 Committee

Francis P. Lucier      Director,     1997-   Chairman, GlaxoSmithKline           8           Not Applicable
4301 Wilson Boulevard, Member of     present Trust Investment Committee
Arlington, VA 22203    Audit                 (1995-present); Chairman and
10/1/27                Committee             Director, Hartland & Company
                                             (1989-2002)

James F. Perna         Director,     1990-   Partner, Krooth & AltmanLLP         8           Not Applicable
4301 Wilson Boulevard, Chairman      present (law firm) (1981-present)
Arlington, VA 22203    of the Board,
12/1/47                Member of
                       Audit
                       Committee

Anthony C. Williams    Director,     1990-   President, Homestead                8           Not Applicable
4301 Wilson Boulevard, Member of     present Funds, Inc. (1990-2000);
Arlington, VA 22203    Audit                 Director and President,
1/2/42                 Committee             RE Advisers Corporation and
                                             RE Investment Corporation
                                             (1990-2000); Senior Vice President
                                             Safety and Insurance Department of
                                             NRECA of the Retirement, Safety and
                                             Insurance Department of NRECA
                                             (1985-2000);  Director, Cooperative
                                             Benefit Administrators, Inc.,
                                             Electric Life Cooperative Insurance
                                             Company and Cooperative Insurance
                                             Services, Inc. (1985-2000)

INTERESTED DIRECTORS AND OFFICERS

                                      TERM OF
                                      OFFICE
                                        AND                                      NUMBER OF
                         POSITION(S)  LENGTH                                     PORTFOLIOS
  NAME, ADDRESS AND       HELD WITH   OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS
    DATE OF BIRTH         THE FUND    SERVED       DURING PAST FIVE YEARS         DIRECTOR       HELD BY DIRECTOR
----------------------  ------------- ------- -------------------------------- -------------- -------------------
Peter R. Morris(1)      Director,     1990-   President and Director of        8              RE Advisers,
4301 Wilson Boulevard,  President     present RE Advisers; Vice President,                    RE Investment
Arlington, VA 22203                           Secretary, and Director of
9/28/48                                       RE Investment; Vice President
                                              and Chief Investment Officer
                                              of NRECA (1988-present)

Anthony M. Marinello(2) Director,Vice 1990-   Vice President, Cooperative      8              Not Applicable
4301 Wilson Boulevard,  President     present Network (2000-present);
Arlington, VA 22203                           Executive Director of
4/13/46                                       Marketing and Service
                                              Operations of NRECA
                                              (1988-2000)

Sheri Cooper            Treasurer     2002-   Vice President of the            Not Applicable RE Advisers,
4301 Wilson Boulevard                 present Finance Department of                           RE Investment
Arlington, VA 22203                           NRECA (2002-present);
3/10/64                                       Executive Director of the
                                              Finance Department,
                                              NRECA (2000-2001);
                                              Manager of the Insurance and
                                              Financial Services Department,
                                              NRECA (1999-2000)

Hope Saxton             Secretary,    2001-   Manager of Compliance,           Not Applicable Not Applicable
4301 Wilson Boulevard   Compliance    present Chief Compliance Officer
Arlington, VA 22203     Officer               of NRECA(2001-present);
5/8/73                                        Chief Compliance Officer and
                                              Secretary of RE Advisers
                                              Corporation (2001-present);
                                              Chief Compliance Officer of
                                              RE Investment Corporation
                                              (2002-present); Senior Legal
                                              Assistant, Investment
                                              Management, Kirkpatrick &
                                              Lockhart LLP (1996-2001)

                                       TERM OF
                                       OFFICE
                                         AND                                  NUMBER OF
                        POSITION(S)    LENGTH                                 PORTFOLIOS
  NAME, ADDRESS AND      HELD WITH     OF TIME    PRINCIPAL OCCUPATION(S)    OVERSEEN BY   OTHER DIRECTORSHIPS
    DATE OF BIRTH        THE FUND      SERVED     DURING PAST FIVE YEARS       DIRECTOR      HELD BY DIRECTOR
---------------------- -------------   ------- ---------------------------- -------------- -------------------
Denise Trujillo        Vice President, 2001-   Executive Director and Chief Not Applicable Not Applicable
4301 Wilson Boulevard  Counsel         present Employee Benefits Counsel of
Arlington, VA 22203                            NRECA (2001-present);
1/9/58                                         Employee Benefits Counsel of
                                               NRECA (1993-2001)

----------

(1) Mr. Morris is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds' distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds' investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.
(2) Mr. Marinello is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds' distributor, RE Investment Corporation, and the Homestead Funds' investment adviser, RE Advisers.
* Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified.

The Statement of Additional Information ("SAI") has additional information about the Fund's directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

APPENDIX A

STATE STREET EQUITY 500 INDEX PORTFOLIO

                               TABLE OF CONTENTS

  II.   Schedule of Portfolio Investments
  IX.   Statement of Assets and Liabilities
   X.   Statement of Operations
  XI.   Statements of Changes in Net Assets
 XII.   Financial Highlights
XIII.   Notes to Financial Statements
  XV.   Report of Independent Accountants
 XVI.   Trustees and Officers

                                                                               I

STATE STREET EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS (96.1% OF PORTFOLIO)
CONSUMER DISCRETIONARY - 10.8%
   American Greetings Corp. Class A (a) ........      16,714   $       366
   AutoNation, Inc. (a) ........................      69,000         1,268
   AutoZone, Inc. (a) ..........................      22,887         1,950
   Bed Bath & Beyond, Inc. (a) .................      74,814         3,243
   Best Buy Co. ................................      81,821         4,274
   Big Lots, Inc. (a) ..........................      32,038           455
   Black & Decker Corp. ........................      19,433           958
   Brunswick Corp. .............................      22,929           730
   Carnival Corp. ..............................     159,419         6,334
   Centex Corp. ................................      15,788         1,700
   Circuit City Stores-Circuit City Group ......      52,939           536
   Clear Channel Communications, Inc. ..........     155,765         7,294
   Comcast Corp. (a) ...........................     570,367        18,748
   Cooper Tire & Rubber Co. ....................      18,637           398
   Dana Corp. ..................................      40,449           742
   Darden Restaurants, Inc. ....................      43,710           920
   Delphi Corp. ................................     140,767         1,437
   Dillard's, Inc. Class A .....................      19,253           317
   Dollar General Corp. ........................      86,615         1,818
   Dow Jones & Co., Inc. .......................      21,526         1,073
   Eastman Kodak Co. ...........................      72,637         1,865
   eBay, Inc. (a) ..............................     163,560        10,564
   Family Dollar Stores, Inc. ..................      43,568         1,563
   Federated Department Stores, Inc. ...........      45,576         2,148
   Ford Motor Co. ..............................     463,455         7,415
   Fortune Brands, Inc. ........................      37,566         2,686
   Gannett Co., Inc. ...........................      68,538         6,111
   Gap, Inc. ...................................     228,630         5,307
   General Motors Corp. ........................     141,973         7,581
   Genuine Parts Co. ...........................      45,093         1,497
   Goodyear Tire & Rubber Co. ..................      44,442           349
   Harley-Davidson, Inc. .......................      76,538         3,638
   Harrah's Entertainment, Inc. ................      27,933         1,390
   Hasbro, Inc. ................................      43,987           936
   Hilton Hotels Corp. .........................      95,443         1,635
   Home Depot, Inc. ............................     576,557        20,462
   International Game Technology ...............      87,452         3,122
   Interpublic Group Cos., Inc. ................      99,277         1,549
   JC Penney & Co., Inc. .......................      68,788         1,808
   Johnson Controls, Inc. ......................      22,698         2,636
   Jones Apparel Group, Inc. ...................      32,379         1,141
   KB HOME .....................................      11,631           844
   Knight-Ridder, Inc. .........................      20,191   $     1,562
   Kohl's Corp. (a) ............................      86,910         3,906
   Leggett & Platt, Inc. .......................      50,754         1,098
   Limited Brands ..............................     130,278         2,349
   Liz Claiborne, Inc. .........................      27,641           980
   Lowe's Cos., Inc. ...........................     199,123        11,029
   Marriot International, Inc. Class A .........      58,339         2,695
   Mattel, Inc. ................................     108,345         2,088
   May Department Stores Co. ...................      73,867         2,147
   Maytag Corp. ................................      20,729           577
   McDonald's Corp. ............................     321,253         7,977
   McGraw-Hill, Inc. ...........................      48,413         3,385
   Meredith Corp. ..............................      13,347           651
   New York Times Co. Class A ..................      38,745         1,852
   Newell Rubbermaid, Inc. .....................      70,821         1,613
   NIKE, Inc. Class B ..........................      66,313         4,540
   Nordstrom, Inc. .............................      34,938         1,198
   Office Depot, Inc. (a) ......................      81,670         1,365
   Omnicom Group, Inc. .........................      48,017         4,193
   Pulte Homes, Inc. ...........................      16,218         1,518
   Radioshack Corp. ............................      42,553         1,306
   Reebok International, Ltd. ..................      15,571           612
   Sears Roebuck & Co. .........................      64,554         2,937
   Sherwin-Williams Co. ........................      36,770         1,277
   Snap-On, Inc. ...............................      14,748           475
   Stanley Works ...............................      20,232           766
   Staples, Inc. (a) ...........................     127,150         3,471
   Starbucks Corp. (a) .........................      98,726         3,264
   Starwood Hotels & Resorts
          Worldwide, Inc. Class B ..............      50,612         1,821
   Target Corp. ................................     230,757         8,861
   Tiffany & Co. ...............................      36,868         1,666
   Time Warner, Inc. (a) .......................   1,145,847        20,614
   TJX Cos., Inc. ..............................     129,713         2,860
   Toys "R" Us, Inc. (a) .......................      54,169           685
   Tribune Co. .................................      78,955         4,074
   Tupperware Corp. ............................      13,036           226
   Univision Communications, Inc. ..............
         Class A (a) ...........................      81,418         3,232
   V.F. Corp. ..................................      27,888         1,206
   Viacom, Inc. Class B ........................     443,289        19,673
   Visteon Corp. ...............................      29,453           307
   Walt Disney Co. .............................     518,073        12,087
   Wendy's International, Inc. .................      28,567         1,121

                                       II

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   Whirlpool Corp. .............................      18,266   $     1,327
   Yum! Brands, Inc. (a) .......................      74,222         2,553
--------------------------------------------------------------------------
      Total Consumer Discretionary .............                   293,952
==========================================================================
CONSUMER STAPLES - 10.6%
   Adolph Coors Co. Class B ....................       9,244           519
   Alberto Culver Co. Class B ..................      15,639           987
   Albertson's, Inc. ...........................      92,413         2,093
   Altria Group, Inc. ..........................     514,764        28,013
   Anheuser-Busch Cos., Inc. ...................     206,367        10,871
   Archer-Daniels-Midland Co. ..................     164,367         2,502
   Avon Products, Inc. .........................      60,474         4,081
   Brown-Forman Corp. Class B ..................      15,241         1,424
   Campbell Soup Co. ...........................     104,683         2,805
   Clorox Co. ..................................      54,410         2,642
   Coca-Cola Co. ...............................     621,335        31,533
   Coca-Cola Enterprises, Inc. .................     115,700         2,530
   Colgate-Palmolive Co. .......................     135,935         6,804
   ConAgra Foods, Inc. .........................     135,646         3,580
   Costco Wholesale Corp. (a) ..................     115,751         4,304
   CVS Corp. ...................................      99,792         3,604
   General Mills, Inc. .........................      94,364         4,275
   Gillette Co. ................................     256,144         9,408
   H.J. Heinz Co. ..............................      88,820         3,236
   Hershey Foods Corp. .........................      33,504         2,579
   Kellogg Co. .................................     103,129         3,927
   Kimberly-Clark Corp. ........................     127,664         7,544
   Kroger Co. (a) ..............................     188,222         3,484
   McCormick & Co., Inc. .......................      36,800         1,108
   Pepsi Bottling Group, Inc. ..................      66,053         1,597
   PepsiCo, Inc. ...............................     435,010        20,280
   Procter & Gamble Co. ........................     328,711        32,832
   R.J. Reynolds Tobacco Holdings, Inc. ........      21,240         1,235
   Safeway, Inc. (a) ...........................     111,793         2,449
   Sara Lee Corp. ..............................     201,217         4,368
   SuperValu, Inc. .............................      33,960           971
   SYSCO Corp. .................................     163,781         6,098
   UST Corp. ...................................      41,647         1,486
   Wal-Mart Stores, Inc. .......................   1,097,128        58,203
   Walgreen Co. ................................     259,610         9,445
   Winn-Dixie Stores, Inc. .....................      31,710           316
   Wrigley Wm., Jr. Co. ........................      56,716         3,188
--------------------------------------------------------------------------
      Total Consumer Staples ...................                   286,321
==========================================================================
ENERGY - 5.6%
   Amerada Hess Corp. ..........................      22,502   $     1,196
   Anadarko Petroleum Corp. ....................      63,554         3,242
   Apache Corp. ................................      40,965         3,322
   Ashland, Inc. ...............................      17,080           753
   Baker Hughes, Inc. ..........................      84,480         2,717
   BJ Services Co. (a) .........................      40,055         1,438
   Burlington Resources, Inc. ..................      51,128         2,831
   ChevronTexaco Corp. .........................     270,947        23,407
   ConocoPhillips ..............................     172,441        11,307
   Devon Energy Corp. ..........................      58,761         3,365
   EOG Resources, Inc. .........................      28,984         1,338
   ExxonMobil Corp. ............................   1,675,702        68,704
   Halliburton Co. .............................     111,386         2,896
   Kerr-McGee Corp. ............................      26,136         1,215
   Marathon Oil Corp. ..........................      78,234         2,589
   Nabors Industries, Ltd. (a) .................      38,215         1,586
   Noble Corp. (a) .............................      34,523         1,235
   Occidental Petroleum Corp. (a) ..............      98,123         4,145
   Rowan Cos., Inc. (a) ........................      23,639           548
   Schlumberger, Ltd. ..........................     148,207         8,110
   Sunoco, Inc. ................................      19,228           983
   Transocean, Inc. (a) ........................      82,295         1,976
   Unocal Corp. ................................      66,788         2,460
--------------------------------------------------------------------------
      Total Energy .............................                   151,363
==========================================================================
FINANCIALS - 19.8%
   ACE, Ltd. ...................................      70,455         2,918
   AFLAC, Inc. .................................     129,716         4,693
   Allstate Corp. ..............................     178,107         7,662
   Ambac Financial Group, Inc. .................      27,047         1,877
   American Express Co. ........................     325,873        15,717
   American International Group, Inc. ..........     661,083        43,817
   AmSouth Bancorp .............................      88,819         2,176
   AON Corp. ...................................      81,323         1,947
   Apartment Investment &

         Management Co. Class A ................      25,000           862
   Bank of America Corp. .......................     376,578        30,288
   Bank of New York Co., Inc. ..................     195,779         6,484
   Bank One Corp. ..............................     283,162        12,909
   BB&T Corp. ..................................     138,618         5,356
   Bear Stearns Cos., Inc. .....................      25,399         2,031
   Capital One Financial Corp. .................      58,315         3,574
   Charles Schwab Corp. ........................     342,893         4,060

                                                                             III

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   Charter One Financial, Inc. .................      56,017   $     1,935
   Chubb Corp. .................................      48,039         3,271
   Cincinnati Financial Corp. ..................      40,667         1,703
   Citigroup, Inc. .............................   1,307,771        63,479
   Comerica, Inc. ..............................      45,132         2,530
   Countrywide Credit Industries, Inc. .........      46,363         3,517
   Equity Office Properties Trust ..............     102,541         2,938
   Equity Residential ..........................      69,607         2,054
   Fannie Mae ..................................     246,229        18,482
   Federal Home Loan Mortgage Corp. ............     176,146        10,273
   Federated Investors, Inc. Class B ...........      27,400           804
   Fifth Third Bancorp .........................     144,100         8,516
   First Tennessee National Corp. ..............      31,917         1,408
   FleetBoston Financial Corp. .................     267,085        11,658
   Franklin Resources, Inc. ....................      64,244         3,345
   Golden West Financial Corp. .................      38,411         3,964
   Goldman Sachs Group, Inc. ...................     119,900        11,838
   Hartford Financial Services Group, Inc. .....      71,488         4,220
   Huntington Bancshares, Inc. .................      59,354         1,335
   J.P. Morgan Chase & Co. .....................     517,014        18,990
   Janus Capital Group, Inc. ...................      60,619           995
   Jefferson-Pilot Corp. .......................      35,760         1,811
   John Hancock Financial Services, Inc. .......      72,978         2,737
   KeyCorp .....................................     105,809         3,102
   Lehman Brothers Holdings, Inc. ..............      68,718         5,306
   Lincoln National Corp. ......................      45,731         1,846
   Loews Corp. .................................      47,514         2,350
   Marsh & McLennan Cos., Inc. .................     134,136         6,424
   Marshall & Ilsley Corp. .....................      57,992         2,218
   MBIA, Inc. ..................................      36,758         2,177
   MBNA Corp. ..................................     323,402         8,037
   Mellon Financial Corp. ......................     108,723         3,491
   Merrill Lynch & Co., Inc. ...................     239,427        14,042
   MetLife, Inc. ...............................     192,407         6,478
   MGIC Investment Corp. .......................      24,962         1,421
   Moody's Corp. ...............................      37,865         2,293
   Morgan Stanley ..............................     274,443        15,882
   National City Corp. .........................     153,791         5,220
   North Fork Bancorp, Inc. ....................      38,090         1,541
   Northern Trust Corp. ........................      55,540         2,578
   Plum Creek Timber Co., Inc. .................      46,180         1,406
   PNC Financial Services Group, Inc. ..........      70,047         3,834
   Principal Financial Group, Inc. .............      81,550         2,697
   Progressive Corp. ...........................      54,647   $     4,568
   ProLogis ....................................      45,200         1,450
   Providian Financial Corp. (a) ...............      73,473           855
   Prudential Financial, Inc. ..................     136,700         5,710
   Regions Financial Corp. .....................      56,389         2,098
   SAFECO Corp. ................................      36,364         1,416
   Simon Property Group, Inc. ..................      48,263         2,237
   SLM Corp. ...................................     113,942         4,293
   SouthTrust Corp. ............................      83,779         2,742
   St. Paul Cos., Inc. .........................      58,828         2,333
   State Street Corp. (Note 4) .................      84,525         4,402
   SunTrust Banks, Inc. ........................      71,172         5,089
   Synovus Financial Corp. .....................      77,604         2,244
   T. Rowe Price Group, Inc. ...................      31,490         1,493
   Torchmark Corp. .............................      28,776         1,310
   Travelers Property Casualty Corp. ...........
         Class B ...............................     253,956         4,310
   U.S. Bancorp ................................     488,661        14,552
   Union Planters Corp. ........................      49,344         1,554
   UnumProvident Corp. .........................      74,435         1,174
   Wachovia Corp. ..............................     335,326        15,623
   Washington Mutual, Inc. .....................     227,713         9,136
   Wells Fargo Co. .............................     428,811        25,253
   XL Capital, Ltd. Class A ....................      34,632         2,686
   Zions Bancorp ...............................      23,219         1,424
--------------------------------------------------------------------------
      Total Financials .........................                   538,469
==========================================================================
HEALTH CARE - 12.8%
   Abbott Laboratories .........................     396,167        18,461
   Aetna, Inc. .................................      38,532         2,604
   Allergan, Inc. ..............................      33,191         2,549
   AmerisourceBergen Corp. .....................      28,216         1,584
   Amgen, Inc. (a) .............................     326,875        20,201
   Anthem, Inc. (a) ............................      35,700         2,677
   Applera Corp. - Applied Biosystems
         Group .................................      52,567         1,089
   Bausch & Lomb, Inc. .........................      13,825           718
   Baxter International, Inc. ..................     155,626         4,750
   Becton, Dickinson & Co. .....................      64,929         2,671
   Biogen Idec, Inc. (a) .......................      82,673         3,041
   Biomet, Inc. ................................      64,441         2,346
   Boston Scientific Corp. (a) .................     207,396         7,624
   Bristol-Myers Squibb Co. ....................     491,317        14,052

                                       IV

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   C.R. Bard, Inc. .............................      13,097   $     1,064
   Cardinal Health, Inc. .......................     109,566         6,701
   Chiron Corp. (a) ............................      47,844         2,727
   CIGNA Corp. .................................      36,289         2,087
   Eli Lilly & Co. .............................     284,497        20,009
   Express Scripts, Inc. (a) ...................      19,900         1,322
   Forest Laboratories, Inc. (a) ...............      92,506         5,717
   Genzyme Corp. (a) ...........................      57,105         2,818
   Guidant Corp. ...............................      77,964         4,693
   HCA, Inc. ...................................     125,359         5,385
   Health Management Associates, Inc.
         Class A ...............................      62,198         1,493
   Humana, Inc. (a) ............................      40,925           935
   IMS Health, Inc. ............................      60,181         1,496
   Johnson & Johnson ...........................     752,346        38,866
   King Pharmaceuticals, Inc. (a) ..............      63,532           969
   Manor Care, Inc. ............................      23,151           800
   McKesson Corp. ..............................      73,831         2,374
   Medco Health Solutions, Inc. (a) ............      68,172         2,317
   MedImmune, Inc. (a) .........................      62,265         1,582
   Medtronic, Inc. .............................     307,102        14,928
   Merck & Co., Inc. ...........................     563,903        26,052
   Millipore Corp. (a) .........................      11,728           505
   Pfizer, Inc. ................................   1,934,674        68,352
   Quest Diagnostics, Inc. (a) .................      27,000         1,974
   Schering-Plough Corp. .......................     371,824         6,466
   St. Jude Medical, Inc. (a) ..................      43,597         2,675
   Stryker Corp. ...............................      50,404         4,285
   Tenet Healthcare Corp. (a) ..................     119,909         1,925
   UnitedHealth Group, Inc. ....................     148,484         8,639
   Watson Pharmaceuticals, Inc. (a) ............      27,003         1,242
   WellPoint Health Networks, Inc. (a) .........      38,389         3,723
   Wyeth .......................................     337,431        14,324
   Zimmer Holdings, Inc. (a) ...................      61,120         4,303
--------------------------------------------------------------------------
      Total Healthcare .........................                   347,115
==========================================================================
INDUSTRIALS - 10.5%
   3M Co. ......................................     198,884        16,911
   Allied Waste Industries, Inc. (a) ...........      82,667         1,147
   American Power Conversion Corp. (a) .........      50,067         1,224
   American Standard Cos., Inc. (a) ............      18,307         1,844
   Apollo Group, Inc. (a) ......................      44,875         3,051
   Avery Dennison Corp. ........................      28,670         1,606
   Boeing Co. ..................................     213,045   $     8,978
   Burlington Northern Santa Fe Corp. ..........      94,750         3,065
   Caterpillar, Inc. ...........................      87,885         7,296
   Cendant Corp. (a) ...........................     256,322         5,708
   Cintas Corp. ................................      43,082         2,160
   Cooper Industries, Ltd. .....................      23,421         1,357
   Crane Co. ...................................      15,002           461
   CSX Corp. ...................................      54,724         1,967
   Cummins, Inc. ...............................      11,273           552
   Danaher Corp. ...............................      38,813         3,561
   Deere & Co. .................................      60,641         3,945
   Delta Air Lines, Inc. .......................      31,293           370
   Deluxe Corp. ................................      12,720           526
   Dover Corp. .................................      51,413         2,044
   Eaton Corp. .................................      19,039         2,056
   Emerson Electric Co. ........................     106,535         6,898
   Equifax, Inc. ...............................      35,969           881
   FedEx Corp. .................................      75,446         5,093
   Fluor Corp. .................................      20,406           809
   General Dynamics Corp. ......................      50,006         4,520
   General Electric Co. (e) ....................   2,545,623        78,863
   Goodrich Co. ................................      30,855           916
   H&R Block, Inc. .............................      45,910         2,542
   Honeywell International, Inc. ...............     218,242         7,296
   Illinois Tool Works, Inc. ...................      77,964         6,542
   Ingersoll-Rand Co. Class A ..................      44,550         3,024
   ITT Industries, Inc. ........................      23,902         1,774
   Lockheed Martin Corp. .......................     114,071         5,863
   Masco Corp. .................................     116,974         3,206
   Monster Worldwide, Inc. (a) .................      28,492           626
   Navistar International Corp. (a) ............      17,880           856
   Norfolk Southern Corp. ......................      99,661         2,357
   Northrop Grumman Corp. ......................      46,339         4,430
   PACCAR, Inc. ................................      29,647         2,524
   Pall Corp. ..................................      31,474           844
   Parker-Hannifin Corp. .......................      30,023         1,786
   Pitney Bowes, Inc. ..........................      59,839         2,431
   Power-One, Inc. (a) .........................      21,100           229
   R.R. Donnelley & Sons Co. ...................      28,360           855
   Raytheon Co. ................................     106,314         3,194
   Robert Half International, Inc. (a) .........      43,214         1,009
   Rockwell Automation, Inc. ...................      47,820         1,702
   Rockwell Collins, Inc. ......................      44,819         1,346
   Ryder Systems, Inc. .........................      15,680           535

                                                                               V

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   Southwest Airlines Co. ......................     202,140   $     3,263
   Textron, Inc. ...............................      34,275         1,956
   Thomas & Betts Corp. (a) ....................      16,142           369
   Tyco International, Ltd. ....................     506,448        13,421
   Union Pacific Corp. .........................      64,540         4,484
   United Parcel Service, Inc. Class B .........     284,900        21,239
   United Technologies Corp. ...................     119,157        11,292
   W.W. Grainger, Inc. .........................      22,809         1,081
   Waste Management, Inc. ......................     147,279         4,359
--------------------------------------------------------------------------
      Total Industrials ........................                   284,244
==========================================================================
INFORMATION TECHNOLOGY - 17.0%
   ADC Telecommunications, Inc. (a) ............     211,127           627
   Adobe Systems, Inc. .........................      59,571         2,341
   Advanced Micro Devices, Inc. (a) ............      87,384         1,302
   Agilent Technologies, Inc. (a) ..............     120,127         3,513
   Altera Corp. (a) ............................      96,878         2,199
   Analog Devices, Inc. ........................      93,561         4,271
   Andrew Corp. (a) ............................      41,127           473
   Apple Computer, Inc. (a) ....................      91,346         1,952
   Applied Materials, Inc. (a) .................     421,161         9,455
   Applied Micro Circuits Corp. (a) ............      77,142           461
   Autodesk, Inc. ..............................      30,015           738
   Automatic Data Processing, Inc. .............     150,438         5,959
   Avaya, Inc. (a) .............................     105,615         1,367
   BMC Software, Inc. (a) ......................      57,336         1,069
   Broadcom Corp. (a) ..........................      75,746         2,582
   CIENA Corp. (a) .............................     119,488           793
   Cisco Systems, Inc. (a) .....................   1,749,859        42,504
   Citrix Systems, Inc. (a) ....................      41,653           884
   Computer Associates International, Inc. .....     148,144         4,050
   Computer Sciences Corp. (a) .................      47,982         2,122
   Compuware Corp. (a) .........................      95,257           575
   Comverse Technology, Inc. (a) ...............      47,738           840
   Concord EFS, Inc. (a) .......................     120,040         1,781
   Convergys Corp. (a) .........................      36,005           629
   Corning, Inc. (a) ...........................     340,285         3,549
   Dell Inc. (a) ...............................     648,891        22,036
   Electronic Arts, Inc. (a) ...................      76,400         3,650
   Electronic Data Systems Corp. ...............     121,786         2,989
   EMC Corp. (a) ...............................     608,341         7,860
   First Data Corp. ............................     184,502         7,581
   Fiserv, Inc. (a) ............................      49,147         1,942
   Gateway, Inc. (a) ...........................      82,065   $       378
   Hewlett-Packard Co. .........................     772,619        17,747
   Intel Corp. .................................   1,655,903        53,320
   International Business Machines Corp. .......     436,118        40,419
   Intuit, Inc. (a) ............................      50,051         2,648
   Jabil Circuit, Inc. (a) .....................      49,813         1,410
   JDS Uniphase Corp. (a) ......................     362,319         1,323
   KLA Tencor Corp. (a) ........................      49,464         2,902
   Lexmark International Group, Inc.
         Class A (a) ...........................      32,602         2,564
   Linear Technology Corp. .....................      78,875         3,318
   LSI Logic Corp. (a) .........................      96,135           853
   Lucent Technologies, Inc. (a) ...............   1,060,672         3,012
   Maxim Integrated Products, Inc. .............      84,056         4,186
   Mercury Interactive Corp. (a) ...............      21,548         1,048
   Micron Technology, Inc. (a) .................     155,632         2,096
   Microsoft Corp. (e) .........................   2,741,204        75,493
   Molex, Inc. .................................      48,110         1,679
   Motorola, Inc. ..............................     589,298         8,292
   National Semiconductor Corp. (a) ............      46,609         1,837
   NCR Corp. (a) ...............................      23,992           931
   Network Appliance, Inc. (a) .................      87,867         1,804
   Novell, Inc. (a) ............................      93,442           983
   Novellus Systems, Inc. (a) ..................      39,469         1,660
   NVIDIA Corp. (a) ............................      40,351           938
   Oracle Corp. (a) ............................   1,324,338        17,481
   Parametric Technology Corp. (a) .............      59,341           234
   Paychex, Inc. ...............................      95,227         3,543
   PeopleSoft, Inc. (a) ........................      92,323         2,105
   PerkinElmer, Inc. ...........................      32,157           549
   PMC-Sierra, Inc. (a) ........................      44,724           901
   QLogic Corp. (a) ............................      23,845         1,230
   QUALCOMM, Inc. ..............................     202,639        10,928
   Sabre Holdings Corp. Class A ................      38,324           827
   Sanmina-SCI Corp. (a) .......................     128,958         1,626
   Scientific-Atlanta, Inc. ....................      39,868         1,088
   Siebel Systems, Inc. (a) ....................     128,558         1,783
   Solectron Corp. (a) .........................     210,214         1,242
   Sun Microsystems, Inc. (a) ..................     825,388         3,706
   SunGard Data Systems, Inc. (a) ..............      72,350         2,005
   Symantec Corp. (a) ..........................      77,700         2,692
   Symbol Technologies, Inc. ...................      58,485           988
   Tektronix, Inc. (a) .........................      21,029           665
   Tellabs, Inc. (a) ...........................     104,775           883

                                       VI

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
   Teradyne, Inc. (a) ..........................      50,292   $     1,280
   Texas Instruments, Inc. .....................     438,403        12,880
   Thermo Electron Corp. (a) ...................      41,129         1,037
   Unisys Corp. (a) ............................      85,779         1,274
   VERITAS Software Corp. (a) ..................     109,083         4,054
   Waters Corp. (a) ............................      31,157         1,033
   Xerox Corp. (a) .............................     199,842         2,758
   Xilinx, Inc. (a) ............................      86,704         3,359
   Yahoo!, Inc. (a) ............................     166,390         7,516
--------------------------------------------------------------------------
      Total Information Technology .............                   462,602
==========================================================================
MATERIALS - 3.0%
   Air Products & Chemicals, Inc. ..............      58,189         3,074
   Alcoa, Inc. .................................     219,046         8,324
   Allegheny Technologies, Inc. ................      17,729           234
   Ball Corp. ..................................      14,285           851
   Bemis Co., Inc. .............................      13,464           673
   Boise Cascade Corp. .........................      21,519           707
   Dow Chemical Co. ............................     233,099         9,690
   E.I. Du Pont de Nemours & Co. ...............     252,439        11,584
   Eastman Chemical Co. ........................      20,062           793
   Ecolab, Inc. ................................      65,426         1,791
   Engelhard Corp. .............................      33,330           998
   Freeport-McMoRan Copper &
         Gold, Inc. Class B ....................      43,114         1,816
   Georgia-Pacific Group .......................      64,340         1,973
   Great Lakes Chemical Corp. ..................      12,803           348
   Hercules, Inc. (a) ..........................      28,098           343
   International Flavors & Fragrances, Inc. ....      24,704           863
   International Paper Co. .....................     122,756         5,292
   Louisiana Pacific Corp. (a) .................      26,459           473
   MeadWestvaco Corp. ..........................      52,488         1,562
   Monsanto Co. ................................      65,946         1,898
   Newmont Mining Corp. ........................     109,342         5,315
   Nucor Corp. .................................      20,202         1,131
   Pactiv Corp. (a) ............................      40,964           979
   Phelps Dodge Corp. (a) ......................      23,005         1,750
   PPG Industries, Inc. ........................      43,290         2,771
   Praxair, Inc. ...............................      82,120         3,137
   Rohm & Haas Co. .............................      56,696         2,422
   Sealed Air Corp. (a) ........................      21,136         1,144
   Sigma Aldrich Corp. .........................      17,993         1,029
   Temple-Inland, Inc. .........................      14,314   $       897
   United States Steel Corp. ...................      26,002           911
   Vulcan Materials Co. ........................      25,496         1,213
   Weyerhaeuser Co. ............................      55,524         3,554
   Worthington Industries, Inc. ................      21,829           394
--------------------------------------------------------------------------
      Total Materials ..........................                    79,934
==========================================================================
TELECOMMUNICATION SERVICES - 3.3%
   Alltel Corp. ................................      78,798         3,670
   AT&T Corp. ..................................     199,647         4,053
   AT&T Wireless Services, Inc. (a) ............     694,238         5,547
   BellSouth Corp. .............................     468,128        13,248
   CenturyTel, Inc. ............................      36,608         1,194
   Citizens Communications Co. (a) .............      72,077           895
   Nextel Communications, Inc.
         Class A (a) ...........................     278,336         7,810
   Qwest Communications
         International, Inc. (a) ...............     434,922         1,879
   SBC Communications, Inc. ....................     839,004        21,873
   Sprint Corp. (Fon Group) ....................     228,384         3,750
   Sprint Corp. (PCS Group) (a) ................     267,678         1,504
   Verizon Communications, Inc. ................     699,898        24,553
--------------------------------------------------------------------------
      Total Telecommunication Services .........                    89,976
==========================================================================
UTILITIES - 2.7%
   AES Corp. (a) ...............................     155,914         1,472
   Allegheny Energy, Inc. (a) ..................      31,899           407
   Ameren Corp. ................................      41,442         1,906
   American Electric Power Co., Inc. ...........     100,554         3,068
   Calpine Corp. (a) ...........................     114,452           550
   CenterPoint Energy, Inc. ....................      77,193           748
   Cinergy Corp. ...............................      45,958         1,784
   CMS Energy Corp. ............................      36,505           311
   Consolidated Edison, Inc. ...................      57,022         2,452
   Constellation Energy Group, Inc. ............      42,303         1,657
   Dominion Resources, Inc. ....................      82,987         5,297
   DTE Energy Co. ..............................      43,746         1,724
   Duke Energy Corp. ...........................     229,477         4,693
   Dynegy, Inc. Class A ........................      94,930           406
   Edison International (a) ....................      82,662         1,813
   El Paso Corp. ...............................     153,494         1,257
   Entergy Corp. ...............................      58,843         3,362
   Exelon Corp. ................................      82,689         5,487

                                       VII

STATE STREET EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2003

                                                    SHARES     VALUE (000)
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
   FirstEnergy Corp. ...........................      83,512   $     2,940
   FPL Group, Inc. .............................      46,489         3,041
   KeySpan Corp. ...............................      40,206         1,480
   Kinder Morgan, Inc. .........................      31,038         1,834
   NICOR, Inc. .................................      11,213           382
   NiSource, Inc. ..............................      65,967         1,447
   Peoples Energy Corp. ........................       9,331           392
   PG&E Corp. (a) ..............................     106,123         2,947
   Pinnacle West Capital Corp. .................      23,081           924
   PPL Corp. ...................................      45,768         2,002
   Progress Energy, Inc. .......................      61,808         2,797
   Public Service Enterprise Group, Inc. .......      60,722         2,660
   Sempra Energy ...............................      56,689         1,704
   Southern Co. ................................     185,258         5,604
   TECO Energy, Inc. ...........................      50,776           732
   TXU Corp. ...................................      81,548         1,934
   Williams Cos., Inc. .........................     135,837         1,334
   Xcel Energy, Inc. ...........................     100,397         1,705
--------------------------------------------------------------------------
     Total Utilities ...........................                    74,253
--------------------------------------------------------------------------
     TOTAL COMMON STOCK
         (Cost $2,242,328,348) .................               $ 2,608,229
==========================================================================

                                                   PAR AMOUNT  VALUE (000)
--------------------------------------------------------------------------
U. S. GOVERNMENT AND
AGENCY SECURITIES (0.2% OF PORTFOLIO)
   United States Treasury Bill,
         0.87% due 03/11/04 (b) (c) ............        5,910    $ 5,900
--------------------------------------------------------------------------
      TOTAL U.S. GOVERNMENT AND AGENCY
         SECURITIES (Cost $5,900,002) ......................       5,900
==========================================================================

                                                  FACE
                                               AMOUNT (000)   VALUE (000)
-------------------------------------------------------------------------
SHORT TERM INVESTMENTS
(4.6% OF PORTFOLIO)
   AIM Short Term Investment
         Prime Portfolio ....................       53,762    $   53,762
   Federated Money Market
         Obligations Trust ..................          482           482
   State Street Navigator Series
         Lending Prime Portfolio (d) ........       71,147        71,147
------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS
         (Cost $125,390,378) ................                    125,391
========================================================================
TOTAL INVESTMENTS IN SECURITIES
         (COST $2,373,618,729) - 100.9% .....                 $2,739,520
========================================================================
OTHER ASSETS AND LIABILITIES NET - (0.9)% ...                    (24,848)
------------------------------------------------------------------------
NET ASSETS - 100% ...........................                 $2,714,672
========================================================================

                                                 NUMBER      UNREALIZED
                                                   OF       APPRECIATION
SCHEDULE OF FUTURES CONTRACTS                   CONTRACTS       (000)
------------------------------------------------------------------------
S&P 500 Financial Futures Contracts (Long)
         Expiration date 03/2004 ..............       387     $  2,016
------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON OPEN
         FUTURES CONTRACTS PURCHASED ..........               $  2,016
========================================================================

(a)      Non-income producing security.

(b) Security held as collateral in relation to initial margin requirements on futures contracts.

(c)      Rate represents annualized yield at date of purchase.

(d) Security represents investment made with cash collateral received from securities loaned.

(e) All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      VIII

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

(Amounts in thousands)

ASSETS
Unaffiliated investments at market (identified cost $2,299,614) - including
  $78,107 of securities loaned (Note 2) ...................................   $2,663,971
Affiliated investments at market (identified cost $74,005) (Note 4) .......       75,549
Receivables:
   Investment securities sold .............................................       42,495
   Dividends and interest .................................................        3,624
   Daily variation margin on futures contracts ............................          281
----------------------------------------------------------------------------------------
Total Assets ..............................................................    2,785,920
----------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Due upon return of securities loaned ...................................       71,147
   Management fees (Note 4) ...............................................          101
----------------------------------------------------------------------------------------
Total liabilities .........................................................       71,248
----------------------------------------------------------------------------------------
NET ASSETS ................................................................   $2,714,672
========================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital ...........................................................   $2,346,755
Net unrealized appreciation on investments and futures contracts ..........      367,917
----------------------------------------------------------------------------------------
NET ASSETS ................................................................   $2,714,672
========================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       IX

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands)

INVESTMENT INCOME
   Dividend income - unaffiliated issuers ......................   $  39,328
   Dividend income - non-controlled affiliated issuers .........          44
   Interest ....................................................         827
   Security Lending Income (Notes 2 and 4) .....................          82
----------------------------------------------------------------------------
Total investment income ........................................      40,281
----------------------------------------------------------------------------
EXPENSES
   Management fees (Note 4) ....................................       1,017
----------------------------------------------------------------------------
Total expenses .................................................       1,017
----------------------------------------------------------------------------
NET INVESTMENT INCOME ..........................................      39,264
============================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments .................................................    (107,517)
   Futures contracts ...........................................      16,773
----------------------------------------------------------------------------
Net realized loss ..............................................     (90,744)
----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments .................................................     638,263*
   Futures contracts ...........................................       2,832
----------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) ...........     641,095
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ...............................     550,351
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $ 589,615
============================================================================

*Excludes unrealized depreciation of $1,680 on contributed securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        X

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

                                                                              FOR THE            FOR THE
                                                                             YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ................................................      $    39,264         $    34,956
Net realized loss on investments, futures contracts,
   and withdrawals in-kind ...........................................          (90,744)            (70,428)
Net change in unrealized appreciation (depreciation) .................          641,095            (532,213)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations ................          589,615            (567,685)
--------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Proceeds from contributions ..........................................          547,305             557,561
Contributions in-kind ................................................           19,659              41,343
Fair value of withdrawals ............................................         (434,455)           (520,988)
Withdrawals in-kind ..................................................             --              (209,981)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions ......          132,509            (132,065)
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................          722,124            (699,750)
--------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year ....................................................        1,992,548           2,692,298
--------------------------------------------------------------------------------------------------------------
END OF YEAR ..........................................................      $ 2,714,672         $ 1,992,548
==============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       XI

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                                     MARCH 1, 2000
                                                                                                    (INCEPTION DATE)
                                                   FOR THE YEARS ENDED DECEMBER 31,                 TO DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
                                                 2003              2002              2001                2000
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...........................             28.62%           (22.16)%           (11.94)%             (2.41)%(b)
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (thousands) ....    $    2,714,672    $    1,992,548     $    2,692,298     $      2,957,271
Ratios to average net assets:
     Operating expenses ................             0.045%            0.045%             0.045%               0.045%(c)
     Net investment income .............              1.74%             1.57%              1.34%                1.14%(c)
Portfolio turnover rate (a) ............                12%               13%                14%                  18%(b)

----------
(a) The Portfolio turnover rate excludes in-kind security transactions.
(b) Not annualized.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       XII

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

                                 1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31,2003, only the Portfolio and the State Street MSCI(R) EAFE(R) Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions, Investment Income and Expense: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement,

                                      XIII

STATE STREET EQUITY 500 INDEX PORTFOLIO
the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2003, the earned income for the Portfolio and State Street was $81,642 and $27,214, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2003, the value of the securities loaned amounted to $78,107,395. The loans were collateralized with cash of $71,146,646 which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company, and letters of credit from JP Morgan Chase Bank and BNP Paribas in the amounts of $3,321,220 and $5,646,074, respectively.

                           3. SECURITIES TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $406,389,749 and $259,097,959, respectively. The aggregate value of in-kind contributions and withdrawals were $19,659,189 and $0, respectively.

At December 31, 2003, the cost of investments on a federal income tax was $2,575,543,868. The aggregate gross unrealized appreciation and gross unrealized depreciation was $587,116,576 and $423,141,026, respectively, resulting in net appreciation of $163,975,550. The differences between book and tax cost amounts are primarily due to wash sales loss deferrals.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit, and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 index. The market value of each of these investments at December 31, 2003 is listed in the Portfolio of Investments.

During the year the Portfolio had investment transactions executed through State Street Global Markets LLC. For the year ended December 31, 2003, the Portfolio paid brokerage commissions to State Street Global Markets LLC, of $366,175.

                                       XIV

STATE STREET EQUITY 500 INDEX PORTFOLIO

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                         (ERNST & YOUNG LLP)

Boston, Massachusetts
February 6, 2004

                                       XV

STATE STREET EQUITY 500 INDEX PORTFOLIO

INDEPENDENT TRUSTEES:

                                          TERM OF                                         NUMBER OF
                                          OFFICE                                          FUNDS IN
                                          AND                                             FUND
                            POSITION(S)   LENGTH                                          COMPLEX
NAME, ADDRESS AND           HELD WITH     OF TIME            PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
AGE                         PORTFOLIO     SERVED             DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Micheal F. Holland          Trustee and   Term: Indefinite   Chairman, Holland &               14       Trustee, State
Holland & Company, LLC      Chairman of   Elected in 1999    Company L.L.C.                             Street Institutional
375 Park Avenue             the Board                        (investment adviser),                      Investment Trust;
New York, NY 10152                                           1995 to present                            Director of the
Age: 59                                                                                                 Holland Series
                                                                                                        Fund, Inc.; and
                                                                                                        Director, The
                                                                                                        China Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------
William L. Boyan            Trustee       Term: Indefinite   Trustee of Old Mutual             14       Trustee, State
State Street Master Funds                 Elected in 1999    South Africa Master Trust                  Street Institutional
P.O. Box 5049                                                1995 to present                            Investment Trust; and
Boston, MA 02206                                             (investments);                             Trustee, Old Mutual
Age: 67                                                      Chairman, Children's                       South Africa Master
                                                             Hospital, 1984 to present;                 Trust
                                                             Director Boston Plan
                                                             for Excellence, 1994 to
                                                             present (non-profit);
                                                             President and Chief
                                                             Operations Officer, John
                                                             Hancock Mutual Life
                                                             Insurance Company, 1959
                                                             to 1999, Mr Boyan retired
                                                             in 1999.
------------------------------------------------------------------------------------------------------------------------------
Rina K. Spence              Trustee       Term: Indefinite   President of SpenceCare           14       Trustee, State Street
7 Acacia Street                           Elected in 1999    International LLC 1998 to                  Institutional Investment
Cambridge, MA 02138                                          present; Member of the                     Trust; Director of
Age: 55                                                      Advisory Board, Ingenium                   Berkshire Life
                                                             Corp., 2001 to present                     Insurance Company
                                                             (technology company);                      of America; and
                                                             Chief Executive Officer,                   Director, IEmily.com
                                                             IEmily.com, 2000 to 2001                   (company)
                                                             (internet company); Chief
                                                             Executive Officer of
                                                             Consesus Pharmaceutical,
                                                             Inc., 1998 to 1999;
                                                             Founder, President and
                                                             Chief Executive Officer of
                                                             Spence Center for Women's
                                                             Health, 1994 to 1998; and
                                                             Trustee, Eastern
                                                             Enterprise, 1998 to 2000
                                                             (utilities).
------------------------------------------------------------------------------------------------------------------------------
Douglas T. Williams         Trustee       Term: Indefinite   Executive Vice President          14       Trustee, State Street
State Street Master Funds                 Elected in 1999    of Chase Manhattan                         Institutional Investment
P.O. Box 5049                                                Bank, 1987 to 1999.                        Trust
Boston, MA 02206                                             Mr. Williams retired in
Age: 63                                                      1999.
------------------------------------------------------------------------------------------------------------------------------

                                       XVI

STATE STREET EQUITY 500 INDEX PORTFOLIO

OFFICERS:

                                          TERM OF                                         NUMBER OF
                                          OFFICE                                          FUNDS IN
                                          AND                                             FUND
                            POSITION(S)   LENGTH                                          COMPLEX
NAME, ADDRESS AND           HELD WITH     OF TIME            PRINCIPAL OCCUPATION(S)      OVERSEEN BY   OTHER DIRECTORSHIPS
AGE                         PORTFOLIO     SERVED             DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Donald A. Gignac            President     Term: Indefinite   Senior Vice President             --                --
State Street Bank and                     Elected in 2003    of State Street Bank and
 Trust Company                                               Trust Company, 2002 to
2 Avenue de Lafayette                                        present; Vice President
Boston, MA 02111                                             of State Street Bank and
Age: 38                                                      Trust Company, 1993 to
                                                             2002.
------------------------------------------------------------------------------------------------------------------------------
Karen Gillogly              Treasurer     Term: Indefinite   Vice President of State           --                --
State Street Bank and                     Elected in 2003    Street Bank and Trust
 Trust Company                                               Company, 1999 to present;
One Federal Street                                           Audit Senior Manager
Boston, MA 02110                                             Ernst & Young LLP, 1998
Age: 37                                                      to 1999.
------------------------------------------------------------------------------------------------------------------------------
Julie A. Tedesco            Secretary     Term: Indefinite   Vice President and Counsel        --                --
State Street Bank and                     Elected in 2000    of State Street Bank and
 Trust Company                                               Trust Company, 2000 to
One Federal Street                                           present; Counsel of First
Boston, MA 02110                                             Data Investor Services Group,
Age: 46                                                      Inc., 1994 to 2000.

                                      XVII

                       THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

                                TABLE OF CONTENTS

                          ii. Portfolio of Investments

                       xviii. Statement of Assets and Liabilities

                         xix. Statement of Operations

                          xx. Statements of Changes in Net Assets

                         xxi. Financial Highlights

                        xxii. Notes to Financial Statements

                        xxiv. Report of Independent Accountants

                         xxv. Trustees and Officers

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                               SHARES      VALUE
                                              --------   ----------
COMMON STOCKS (93.7% OF PORTFOLIO)
AUSTRALIA - 4.6%
 Alumina, Ltd. ............................     18,634   $   92,241
 Amcor, Ltd. ..............................     12,948       80,582
 AMP, Ltd. ................................     29,195      110,205
 Ansell, Ltd. (a) .........................      1,878        9,127
 Aristocrat Leisure, Ltd. .................      3,923        5,084
 Australia & New Zealand
    Banking Group, Ltd. ...................     28,922      385,270
 Australia Gas Light Co., Ltd. ............      7,067       59,796
 Australian Stock Exchange, Ltd. ..........      1,867       24,026
 BHP Steel, Ltd. ..........................     12,264       51,746
 BHP, Ltd. ................................     60,065      551,670
 Boral, Ltd. ..............................      7,891       30,203
 Brambles Industries, Ltd. ................     15,236       60,612
 Centro Properties Group ..................      9,288       27,852
 Coca-Cola Amatil, Ltd. ...................      7,479       35,106
 Cochlear, Ltd. ...........................        844       13,647
 Coles Myer, Ltd. .........................     17,327       98,696
 Commonwealth Bank of Australia ...........     20,125      446,556
 Commonwealth Property Office Fund ........     17,686       15,324
 Computershare, Ltd. ......................      6,765       16,871
 CSL, Ltd. ................................      2,538       34,134
 CSR, Ltd. ................................     12,666       17,655
 Deutsche Office Trust ....................     12,450       10,318
 Foster's Brewing Group, Ltd. .............     35,886      121,672
 Futuris Corp., Ltd. ......................      7,857        8,821
 Gandel Retail Trust ......................     20,056       20,249
 General Property Trust ...................     32,375       72,935
 Harvey Norman Holdings, Ltd. .............      8,892       19,965
 Iluka Resources, Ltd. ....................      2,757        9,410
 Insurance Australia Group, Ltd. ..........     26,234       84,006
 Investa Property Group ...................     22,050       32,563
 James Hardie Industries NV ...............      7,343       38,064
 John Fairfax Holdings, Ltd. ..............     14,911       39,546
 Leighton Holdings, Ltd. ..................      1,682       14,967
 Lend Lease Corp. .........................      5,805       43,956
 Lion Nathan, Ltd. ........................      3,751       17,070
 Macquarie Bank, Ltd. .....................      3,507       93,962
 Macquarie Goodman Industrial Trust .......     22,532       28,691
 Macquarie Infrastructure Group ...........     29,711       76,112
 Mayne Nickless, Ltd. .....................     10,628       26,105
 Mirvac Group .............................     11,661       37,955
 National Australia Bank, Ltd. ............     24,354      549,568
 Newcrest Mining, Ltd. ....................      5,468   $   53,352
 News Corp., Ltd. .........................     23,076      208,465
 OneSteel, Ltd. ...........................      9,063       13,794
 Orica, Ltd. ..............................      4,627       48,668
 Origin Energy, Ltd. ......................     10,342       37,013
 PaperlinX, Ltd. ..........................      6,922       25,973
 Patrick Corp., Ltd. ......................      2,904       32,011
 Publishing & Broadcasting, Ltd. ..........      1,611       15,197
 QBE Insurance Group, Ltd. ................     10,951       87,461
 Rinker Group Ltd. ........................     14,749       72,788
 Rio Tinto, Ltd. ..........................      4,789      134,228
 Santos, Ltd. .............................      8,708       45,074
 Sonic Healthcare, Ltd. ...................      4,111       21,682
 Southcorp, Ltd. ..........................      8,190       16,661
 Stockland Trust Group ....................     19,471       76,580
 Suncorp-Metway, Ltd. .....................      8,411       78,519
 TAB, Ltd. ................................      8,103       28,206
 TABCORP Holdings, Ltd. ...................      6,955       58,848
 Telstra Corp., Ltd. ......................     35,635      129,413
 Toll Holdings, Ltd. ......................      2,731       16,976
 Transurban Group (a) .....................      7,816       26,265
 Wesfarmers, Ltd. .........................      5,926      118,276
 Westfield Holdings, Ltd. .................      6,585       69,312
 Westfield Trust ..........................     36,466       95,130
 Westfield Trust New (a) ..................      1,192        3,152
 Westpac Banking Corp., Ltd. ..............     29,436      354,635
 WMC Resorces, Ltd. (a) ...................     18,767       79,608
 Woodside Petroleum, Ltd. .................      7,272       81,091
 Woolworths, Ltd. .........................     16,301      144,927
                                              --------   ----------
    Total Australia .......................               5,685,642
                                                         ==========

AUSTRIA - 0.2%
 Bank Austria Creditanstalt (a) ...........        568       29,016
 Bohler-Uddeholm AG .......................         98        6,618
 Erste Bank der Oesterreichischen
    Sparkassen AG .........................        398       49,183
 Flughafen Wien AG ........................        187        8,774
 Immofinanz Immobilien Anlagen AG (a) .....      3,178       25,254
 Mayr-Melnhof Karton AG ...................         66        7,934
 Oesterreichische
    Elektrizitaetswirtschafts AG ..........         81        9,461
 OMV AG ...................................        209       31,129
 RHI AG (a) ...............................        182        3,466
 Telekom Austria AG (a) ...................      3,131       38,703

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES      VALUE
                                              --------   ----------
AUSTRIA - CONTINUED
 VA Technologie AG ........................        139   $    4,490
 Voest-Alpine AG ..........................        279       11,367
 Wienerberger Baustoffindustrie AG ........        497       13,278
                                              --------   ----------
    Total Austria .........................                 238,673
                                                         ==========

BELGIUM - 1.1%
 Agfa Gevaert NV ..........................      2,015       57,441
 Barco NV .................................        157       13,763
 Bekaert SA ...............................        260       16,562
 Cofinimmo ................................         75       10,425
 Colruyt NV ...............................        302       29,103
 Compagnie Maritime Belge SA ..............         49        3,956
 Delhaize Le Lion SA ......................      1,330       68,412
 Dexia ....................................     11,518      198,456
 Electrabel SA ............................        541      170,052
 Exmar NV (a) .............................         49        2,082
 Fortis ...................................     18,625      374,473
 Groupe Bruxelles Lambert SA ..............      1,244       70,093
 Interbrew ................................      2,717       72,517
 KBC Banassurance Holding NV ..............      1,631       76,160
 Mobistar SA (a) ..........................        394       22,115
 Omega Pharma SA ..........................        377       11,983
 S.A. D'leteren NV ........................         41        8,409
 Solvay SA ................................      1,141       98,945
 UCB SA ...................................      1,575       59,380
 Union Miniere SA .........................        389       27,306
                                              --------   ----------
    Total Belgium .........................               1,391,632
                                                         ==========

BERMUDA - 0.0%
 Smartone Telecommunications
    Holdings, Ltd. ........................      3,500        3,584
 Texwinca Holdings, Ltd. ..................      8,000        5,822
                                              --------   ----------
    Total Bermuda .........................                   9,406
                                                         ==========

CANADA - 0.0%
 Alcan Inc. ...............................        613       28,715
                                              --------   ----------
    Total Canada ..........................                  28,715
                                                         ==========

DENMARK - 0.7%
 A/S Dampskibsselskabet
    Svendborg, Series B ...................         17      122,680
 A/S Det Ostasiatiske Kompagni ............        325       14,204
 Bang & Olufsen Holding A/S, Series B .....        125   $    5,230
 Carlsberg A/S, Series B ..................        350       16,127
 Coloplast A/S, Series B ..................        233       19,933
 Danisco A/S ..............................        855       38,020
 Danske Bank ..............................      8,262      193,844
 DSV, Series B ............................        250       11,053
 FLS Industries A/S, Series B, (a) ........        400        4,608
 GN Store Nord A/S (a) ....................      3,981       25,829
 Group 4 Falck A/S ........................      1,198       24,556
 H. Lundbeck A/S ..........................      1,134       18,826
 ISS A/S ..................................        686       33,817
 Kobenhavns Lufthavne A/S .................         75        8,792
 NEG Micon A/S (a) ........................         83        1,350
 NKT Holding A/S ..........................        250        4,542
 Novo Nordisk A/S .........................      4,057      165,286
 Novozymes A/S, Series B ..................        943       34,425
 Tele Danmark A/S .........................      2,103       75,881
 Topdanmark A/S (a) .......................        458       24,517
 Vestas Wind Systems A/S ..................      1,670       27,158
 William Demant A/S (a) ...................        465       15,715
                                              --------   ----------
    Total Denmark .........................                 886,393
                                                         ==========

FINLAND - 1.6%
 Amer Group, Ltd. .........................        400       17,331
 Elisa Communications Oyj (a) .............      2,106       28,158
 Fortum Oyj ...............................      5,712       58,936
 KCI Konecranes International .............         66        2,298
 Kesko Oyj ................................      1,100       19,258
 Kone Corp. ...............................        480       27,548
 Metso Oyj ................................      1,502       18,339
 Nokia Oyj ................................     78,102    1,350,627
 Nokian Renkaat Oyj .......................        154       11,635
 Orion-Yhtyma Oyj, Series B ...............        567       12,173
 Outokumpu Oyj ............................      1,116       15,161
 Pohjola Group PLC, Series B ..............        276        7,380
 Rautaruukki Oyj ..........................      1,000        7,366
 Sampo-Leona Insurance, Series A ..........      4,773       49,368
 Stora Enso Oyj, Series B .................     10,713      144,317
 TietoEnator Oyj ..........................      1,454       39,798
 UPM-Kymmene Oyj ..........................      8,140      155,243
 Uponor Oyj ...............................        600       18,920
 Wartsila Oyj, Series B ...................        500        9,586
                                              --------   ----------
    Total Finland .........................               1,993,442
                                                         ==========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
FRANCE - 9.0%
 Accor SA .................................      3,032   $   137,297
 Air France ...............................      1,396        21,394
 Alcatel SA, Series A .....................     18,761       241,612
 Alstom ...................................      9,810        15,467
 Atos Origin SA (a) .......................        339        21,679
 Autoroutes du Sud de la France (ASF) .....      1,065        35,733
 Aventis SA ...............................     10,670       705,231
 Axa ......................................     22,206       475,322
 BNP Paribas SA ...........................     12,754       803,076
 Bouygues SA ..............................      3,172       110,908
 Business Objects SA ......................        949        33,098
 Cap Gemini SA ............................      1,809        80,342
 Carrefour SA .............................      9,009       494,540
 Casino Guichard-Perrachon SA .............        571        55,530
 CNP Assurances ...........................        444        23,118
 Compagnie de Saint-Gobain ................      4,956       242,611
 Compagnie Generale des
    Establissements Michelin ..............      2,095        96,135
 Credit Agricole SA .......................      5,558       132,710
 Dassault Systemes SA .....................        954        43,512
 Essilor International SA .................      1,475        76,280
 European Aeronautic Defence &
    Space Co. .............................      4,289       101,977
 France Telecom SA ........................     17,007       486,098
 Gecina ...................................        229        33,680
 Groupe Danone ............................      1,905       310,932
 Hermes International .....................        161        31,152
 Imerys ...................................        127        26,736
 Klepierre ................................        284        17,087
 L'Air Liquide SA .........................      1,536       271,241
 L'Oreal SA ...............................      5,323       436,421
 Lafarge SA ...............................      2,650       235,986
 Lagardere S.C.A. .........................      1,928       111,307
 LVMH (Louis Vuitton Moet
    Hennessy) SA ..........................      3,872       281,804
 Pernod-Ricard SA .........................        796        88,506
 Pinault-Printemps-Redoute SA .............      1,035       100,066
 PSA Peugoet Citroen ......................      2,789       142,123
 Publicis SA ..............................      1,503        48,722
 Renault SA ...............................      2,629       181,390
 Sagem SA .................................        287        30,753
 Sanofi-Synthelabo SA .....................      5,769       434,421
 Schneider Electric SA (a) ................      3,289       215,311
 Societe BIC SA ...........................        544        25,141
 Societe Generale .........................      5,167   $   456,218
 Societe Television Francaise 1 ...........      1,778        62,077
 Sodexho Alliance SA ......................      1,467        44,243
 STMicroelectronics NV ....................      9,261       251,149
 Suez SA ..................................     12,351       248,173
 Technip-Coflexip SA ......................        288        31,169
 Thales SA ................................      1,170        39,330
 Thomson Multimedia .......................      3,872        82,392
 Total Fina Elf SA ........................     10,038     1,866,296
 Unibail SA ...............................        646        60,583
 Valeo SA .................................      1,137        45,535
 Veolia Environnement .....................      3,737       100,401
 Vinci SA .................................        998        82,642
 Vivendi Universal SA .....................     14,365       349,159
 Wanadoo (a) ..............................      5,748        47,127
 Zodiac SA ................................        491        14,406
                                              --------   -----------
    Total France ..........................               11,237,349
                                                         ===========
GERMANY - 6.3%
 Adidas-Salomon AG ........................        700        79,730
 Allianz AG ...............................      4,493       567,178
 Altana AG ................................      1,050        63,109
 BASF AG ..................................      8,350       469,529
 Bayer AG .................................     10,150       297,279
 Bayer Hypo-und Vereinsbank AG ............      5,734       132,646
 Beiersdorf AG, Series A ..................        333        40,407
 Commerzbank AG ...........................      7,400       145,144
 Continental AG ...........................      1,953        74,075
 DaimlerChrysler AG .......................     13,306       620,991
 Deutsche Bank AG .........................      8,109       671,999
 Deutsche Boerse AG .......................      1,600        87,487
 Deutsche Lufthansa AG ....................      2,819        47,114
 Deutsche Post AG .........................      5,707       117,696
 Deutsche Telekom AG ......................     38,875       711,498
 Douglas Holding AG .......................        456        12,677
 E.On AG ..................................      9,600       626,518
 Epcos AG .................................        824        18,604
 Fresenius Medical Care AG ................        491        34,930
 Gehe AG ..................................        428        20,758
 HeidelbergCement AG ......................        686        28,996
 Hypo Real Estate Holding AG (a) ..........      2,133        53,244
 Infineon Technologies AG (a) .............      7,312       101,637
 KarstadtQuelle AG ........................        765        18,913
 Linde AG .................................      1,220        65,709
 MAN AG ...................................      1,608        48,779

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
GERMANY - CONTINUED
 Merck KGAA ...............................        720   $    29,997
 Metro AG .................................      2,112        93,106
 MLP AG ...................................        778        15,211
 Muenchener Rueckversich ..................      2,255       273,398
 Puma AG ..................................        300        52,977
 RWE AG ...................................      6,505       257,394
 SAP AG ...................................      3,172       532,734
 Schering AG ..............................      2,432       123,164
 Siemens AG ...............................     12,377       991,345
 Suedzucker AG ............................        700        13,332
 ThyssenKrupp AG ..........................      4,540        89,735
 TUI AG ...................................      1,852        38,614
 Volkswagen AG ............................      3,529       196,525
                                              --------   -----------
    Total Germany .........................                7,864,177
                                                         ===========

GREECE - 0.4%
 Alpha Bank AE ............................      2,154        65,098
 Aluminum of Greece SA ....................         60         1,218
 Bank of Piraeus ..........................      2,084        25,077
 Coca-Cola Hellenic Bottling Co. SA .......      1,065        22,219
 Commercial Bank of Greece ................        990        24,825
 EFG Eurobank Ergasias ....................      2,268        43,941
 Folli-Follie .............................        100         2,901
 Greek Organization of Football
    Prognostics ...........................      2,396        34,695
 Hellenic Duty Free Shops SA ..............        160         3,140
 Hellenic Petroleum SA ....................      1,702        14,942
 Hellenic Technodomiki SA .................      1,236         7,795
 Hellenic Telecommunications
    Organization SA .......................      3,958        52,421
 Intracom SA ..............................      1,513        10,267
 National Bank of Greece SA ...............      2,740        71,541
 Public Power Corp. (PPC) .................      1,495        36,960
 Technical Olympic SA .....................        500         2,674
 Titan Cement Co. .........................        415        17,013
 Viohalco Hellenic Copper and
    Aluminum Industry SA ..................      1,646        10,713
 Vodafone Panafon SA ......................      2,823        22,006
                                              --------   -----------
    Total Greece ..........................                  469,446
                                                         ===========

HONG KONG - 1.3%
 ASM Pacific Technology, Ltd. .............      2,500        10,916
 Bank of East Asia, Ltd. ..................     18,935        58,046
 BOC Hong Kong (Holdings), Ltd. ...........     36,000   $    67,699
 Cathay Pacific Airways ...................     15,000        28,498
 Cheung Kong (Holdings), Ltd. .............     22,000       174,271
 Cheung Kong Infrastructure
    (Holdings), Ltd. ......................      5,000        11,109
 CLP Holdings, Ltd. .......................     26,100       124,050
 Esprit Holdings, Ltd. ....................      9,122        30,314
 Giordano International, Ltd. .............     22,000        10,130
 Hang Lung Properties, Ltd. ...............     13,000        16,661
 Hang Seng Bank, Ltd. .....................     11,100       145,832
 Henderson Land Development Co., Ltd. .....     11,000        48,598
 Hong Kong & China Gas Co., Ltd. ..........     50,183        76,596
 Hong Kong Exchanges & Clearing, Ltd. .....     14,000        30,295
 Hongkong Electric Holdings, Ltd. .........     19,000        75,131
 Hopewell Holdings, Ltd. ..................      9,000        13,737
 Hutchison Whampoa, Ltd. ..................     30,800       226,128
 Hysan Development Co., Ltd. ..............      5,378         8,312
 i-Cable Communications, Ltd. .............      1,700           436
 Johnson Electronic Holdings, Ltd. ........     20,000        25,374
 Li & Fung, Ltd. ..........................     21,000        35,975
 MTR Corp. ................................     17,863        23,583
 New World Development Co., Ltd. ..........     24,028        19,343
 PCCW, Ltd. ...............................     42,133        27,406
 Shangri-La Asia, Ltd. ....................     14,260        13,225
 Sino Land Co., Ltd. ......................     20,441        11,650
 South China Morning Post
    (Holdings), Ltd. ......................      8,533         3,764
 Sun Hung Kai Properties, Ltd. ............     19,000       156,625
 Swire Pacific, Ltd. ......................     13,500        83,117
 Techtronic Industries Co., Ltd. ..........      7,090        19,634
 Television Broadcast, Ltd. ...............      4,000        20,196
 Wharf (Holdings), Ltd. ...................     17,000        47,078
 Yue Yuen Industrial (Holdings) Ltd. ......      6,321        17,342
                                              --------   -----------
    Total Hong Kong .......................                1,661,071
                                                         ===========

IRELAND - 0.8%
 Allied Irish Banks PLC ...................     15,152       242,722
 Bank of Ireland ..........................     17,467       238,387
 CRH PLC ..................................      9,405       193,130
 DCC PLC ..................................      1,496        20,417
 Elan Corp. PLC (a) .......................      6,893        47,472
 Fyffes PLC ...............................      4,473         9,309
 Grafton Group PLC (a) ....................      3,408        23,514
 Greencore Group PLC ......................      1,884         8,436

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
IRELAND - CONTINUED
 Independent News & Media PLC .............      8,958   $    21,243
 Irish Life & Permanent PLC ...............      4,819        77,804
 Kerry Group PLC ..........................      2,325        43,696
 Ryanair Holdings PLC (a) .................      2,713        22,551
 Ryanair Holdings PLC ADR (a) .............        300        15,192
 Waterford Wedgwood PLC ...................      5,806         1,611
                                              --------   -----------
    Total Ireland .........................                  965,484
                                                         ===========

ITALY - 3.6%
 Alleanza Assicurazioni ...................      7,402        81,041
 Assicurazioni Generali SpA ...............     15,182       402,146
 Autogrill SpA (a) ........................      1,872        26,777
 Autostrade SpA (a) .......................      3,234        56,742
 Banca Fideuram SpA .......................      4,656        27,661
 Banca Intesa SpA .........................     14,000        40,086
 Banca Monte dei Paschi di Siena SpA ......     17,509        55,323
 Banca Nazionale del Lavoro (a) ...........     23,673        56,585
 Banca Popolare di Milano .................      6,300        41,242
 Banche Popolari Unite Scrl (a) ...........      5,036        91,217
 Banco Popolare di Verona e
    Novara Scrl ...........................      5,935       100,464
 Benetton Group SpA .......................        631         7,251
 Bulgari SpA ..............................      2,550        23,641
 Capitalia SpA ............................     19,129        55,978
 Enel SpA .................................     38,626       262,606
 Eni ......................................     41,234       778,078
 Fiat SpA .................................      7,010        53,760
 FinecoGroup SpA (a) ......................     20,657        14,565
 Finmeccanica SpA .........................     93,585        73,305
 Gruppo Editoriale L'Espresso SpA .........      2,326        14,493
 Intesabci SpA ............................     56,183       219,686
 Italcementi SpA ..........................      1,250        15,593
 Luxottica Group SpA ......................      2,167        37,447
 Mediaset SpA .............................      9,400       111,690
 Mediobanca SpA ...........................      7,392        80,186
 Mediolanum SpA ...........................      4,062        32,023
 Mondadori (Arnoldo) Editore SpA ..........      2,210        19,820
 Pirelli & Co. SpA ........................     29,005        29,524
 Riunione Adriatica di Sicurta SpA ........      4,779        81,378
 San Paolo - IMI SpA ......................     16,069       209,578
 Seat Pagine Gialle SpA (a) ...............     56,981        54,264
 Snam Rete Gas SpA ........................     13,710        58,105
 Snia SpA .................................      4,500        11,182
 Telecom Italia Media SpA (a) .............     21,613      $ 10,741
 Telecom Italia Mobile SpA ................     60,308       327,860
 Telecom Italia SpA .......................    146,823       435,209
 Telecom Italia SpA (a) ...................     91,914       187,236
 Tiscali SpA (a) ..........................      2,972        20,768
 UniCredito Italiano SpA ..................     59,747       322,549
                                              --------   -----------
    Total Italy ...........................                4,527,797
                                                         ===========

JAPAN - 20.0%
 77 Bank, Ltd. ............................      5,000        28,180
 ACOM Co., Ltd. ...........................      1,150        52,151
 ADERANS Co., Ltd. ........................        600         9,680
 Advantest Corp. ..........................      1,000        79,313
 AEON Co., Ltd. ...........................      3,700       123,943
 Aeon Credit Service Co., Ltd. ............        400        17,057
 Aiful Corp. ..............................        650        47,551
 Ajinomoto Co., Inc. ......................      9,000       103,546
 All Nippon Airways Co., Ltd. (ANA) (a) ...      8,000        19,782
 ALPS Electric Co., Ltd. ..................      3,000        43,893
 Amada Co., Ltd. ..........................      5,000        26,033
 Amano Corp. ..............................      1,000         7,250
 Anritsu Corp. ............................      2,000        13,343
 Aoyama Trading Co., Ltd. .................        600        11,869
 Ariake Japan Co., Ltd. ...................        200         6,364
 Asahi Breweries, Ltd. ....................      5,800        52,875
 Asahi Chemical Industry, Ltd. ............     19,000       103,182
 Asahi Glass Co., Ltd. ....................     12,000        98,535
 Asatsu-Dk, Inc. ..........................        400        10,301
 Autobacs Seven Co., Ltd. .................        300         6,900
 Bandai Co. Ltd. ..........................      1,000        25,194
 Bank of Fukuoka, Ltd. ....................      8,000        33,592
 Bank of Yokohama, Ltd. ...................     15,000        69,702
 Bellsystem24, Inc. .......................         50        10,217
 Benesse Corp. ............................      1,000        24,401
 Bridgestone Corp. ........................     10,000       134,459
 Canon, Inc. ..............................     13,000       605,300
 Capcom Co., Ltd. .........................        600         7,390
 Casio Computer Co., Ltd. .................      3,000        31,744
 Central Glass Co., Ltd. ..................      3,000        18,923
 Central Japan Railway Co. ................         15       129,607
 Chiba Bank, Ltd. .........................      9,000        36,867
 Chubu Electric Power Co. .................     10,100       210,633
 Chugai Pharmaceutical Co., Ltd. ..........      4,100        58,954
 Citizen Watch Co., Ltd. ..................      4,000        36,764

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
JAPAN - CONTINUED
 Coca-Cola West Japan Co., Ltd. ...........        800      $ 15,676
 COMSYS Holdings Corp. ....................      1,000         6,401
 Credit Saison Co., Ltd. ..................      2,100        47,420
 CSK Corp. ................................      1,000        36,111
 DAI Nippon Printing Co., Ltd. ............     10,000       140,431
 Daicel Chemical Industries, Ltd. .........      4,000        16,497
 Daido Life Insurance Co. .................         19        56,555
 Daiichi Pharmaceutical Co., Ltd. .........      3,900        70,271
 Daikin Industries, Ltd. ..................      3,000        69,282
 Daimaru, Inc. ............................      3,000        16,656
 Dainippon Ink & Chemicals, Inc. ..........     10,000        19,035
 Dainippon Screen MFG. Co., Ltd. (a) ......      2,000        13,679
 Daito Trust Construction Co., Ltd. .......      1,500        44,509
 Daiwa House Industry Co., Ltd. ...........      7,000        74,461
 Daiwa Securities Group, Inc. .............     19,000       129,243
 Denki Kagaku Kogyo Kabushiki Kaisha ......      7,000        22,534
 Denso Corp. ..............................      7,700       151,600
 Dentsu, Inc. .............................          4        20,155
 Dowa Mining Co., Ltd. ....................      4,000        21,499
 East Japan Railway Co. ...................         54       254,456
 Ebara Corp. ..............................      4,000        17,393
 Eisai Co., Ltd. ..........................      3,400        91,686
 FamilyMart Co., Ltd. .....................      1,100        25,044
 FANUC, Ltd. ..............................      2,300       137,781
 Fast Retailing Co., Ltd. .................        800        48,596
 Fuji Electric Co., Ltd. ..................      6,000        13,157
 Fuji Photo Film Co., Ltd. ................      7,000       225,996
 Fuji Television Network, Inc. ............          4        21,648
 Fujikura, Ltd. ...........................      5,000        29,486
 Fujisawa Pharmaceutical Co., Ltd. ........      4,000        85,285
 Fujitsu, Ltd. ............................     26,000       153,327
 Furukawa Electric Co., Ltd. ..............     10,000        33,218
 Gunma Bank, Ltd. .........................      6,000        26,817
 Gunze, Ltd. ..............................      2,000         9,051
 Hankyu Department Stores, Inc. ...........      2,000        13,399
 Hino Motors, Ltd. ........................      3,000        21,387
 Hirose Electric Co., Ltd. ................        500        57,385
 Hitachi Cable, Ltd. ......................      3,000        11,253
 Hitachi Chemical Co., Ltd. ...............      1,900        31,912
 Hitachi Software Engineering Co., Ltd. ...        400        10,320
 Hitachi, Ltd. ............................     46,000       277,279
 Hokugin Financial Group, Inc. ............     10,000        13,530
 Honda Motor Co., Ltd. ....................     12,300       546,310
 House Food Corp. .........................      1,000        11,318
 Hoya Corp. ...............................      1,700       156,088
 Isetan Co., Ltd. .........................      2,500        27,526
 Ishihara Sangyo Kaisha, Ltd. .............      3,000         5,990
 Ishikawajima-Harima Heavy
    Industries Co., Ltd. ..................     16,000        22,842
 Ito En, Ltd. .............................        400        17,206
 Ito-Yokado Co., Ltd. .....................      6,000       188,672
 Itochu Corp. .............................     21,000        69,366
 Itochu Techno-Science Corp. ..............        400        12,466
 Jafco Co., Ltd. ..........................        400        31,427
 Japan Airlines System Corp. ..............     11,000        29,047
 Japan Real Estate Investment Corp. .......          4        25,306
 Japan Tobacco, Inc. ......................         11        80,573
 Jfe Holding, Inc. ........................      7,300       199,240
 JGC Corp. ................................      3,000        31,296
 Joyo Bank, Ltd. ..........................     11,000        35,924
 JSR Corp. ................................      3,000        67,043
 Kajima Corp. .............................     16,000        51,955
 Kaken Pharmaceutical Co., Ltd. ...........      1,000         5,020
 Kamigumi Co., Ltd. .......................      3,000        21,219
 Kanebo, Ltd. (a) .........................      5,000         5,039
 Kaneka Corp. .............................      4,000        29,859
 Kansai Electric Power Co. ................     10,800       189,254
 Kao Corp. ................................      9,000       183,074
 Katokichi Co., Ltd. ......................        400         6,543
 Kawasaki Heavy Industries, Ltd. ..........     21,000        25,865
 Kawasaki Kisen Kaisha, Ltd. ..............      8,000        39,787
 Keihin Electric Express Railway Co., Ltd.       7,000        41,084
 Keio Electric Railway Co., Ltd. ..........      8,000        41,579
 Keyence Corp. ............................        500       105,393
 Kikkoman Corp. ...........................      2,000        14,220
 Kinden Corp. .............................      2,000         9,424
 Kinki Nippon Railway Co., Ltd. (a) .......     22,000        66,101
 Kirin Brewery Co., Ltd. ..................     11,000        93,814
 Kokuyo Co., Ltd. .........................        700         7,609
 Komatsu, Ltd. ............................     15,000        95,176
 Komori Corp. .............................      1,000        14,808
 Konami Co., Ltd. .........................      1,200        34,935
 Konica Corp. .............................      6,000        80,676
 Koyo Seiko Co., Ltd. .....................      2,000        20,547
 Kubota Corp. .............................     15,000        61,864
 Kuraray Co., Ltd. ........................      6,000        50,611
 Kurita Water Industries, Ltd. ............      1,800        21,717
 Kyocera Corp. ............................      2,500       166,558
 Kyowa Hakko Kogyo Co., Ltd. ..............      5,000        31,819

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
JAPAN - CONTINUED
 Kyushu Electric Power Co. ................      6,600   $   113,500
 Lawson, Inc. .............................        900        30,736
 Mabuchi Motor Co., Ltd. ..................        500        38,490
 Makita Corp. .............................      2,000        20,024
 Marubeni Corp. ...........................     20,000        38,257
 Marui Co., Ltd. ..........................      5,200        65,503
 Matsumotokiyoshi Co., Ltd. ...............        200         4,488
 Matsumotokiyoshi Co., Ltd. New ...........        200         4,488
 Matsushita Electric Industrial Co., Ltd. .     33,400       461,872
 Matsushita Electric Works, Ltd. ..........      6,000        53,914
 Meiji Milk Products Co., Ltd. ............      3,000        12,877
 Meiji Seika Kaisha, Ltd. .................      4,000        16,124
 Meitec Corp. .............................        400        15,377
 Millea Holdings, Inc. ....................         24       313,521
 Minebea Co., Ltd. ........................      5,000        25,380
 Mitsubishi Chemical Corp. ................     28,000        72,894
 Mitsubishi Corp. .........................     16,000       169,600
 Mitsubishi Electric Corp. ................     26,000       107,959
 Mitsubishi Estate Co., Ltd. ..............     15,000       142,204
 Mitsubishi Gas Chemical Co., Inc. ........      5,000        17,029
 Mitsubishi Heavy Industries, Ltd. ........     45,000       125,128
 Mitsubishi Logistics Corp. ...............      1,000         8,314
 Mitsubishi Materials Corp. (a) ...........     11,000        16,936
 Mitsubishi Rayon Co., Ltd. ...............      8,000        30,008
 Mitsubishi Tokyo Financial Group, Inc. ...         64       499,252
 Mitsui & Co., Ltd. .......................     19,000       153,000
 Mitsui Chemicals, Inc. ...................      9,000        52,487
 Mitsui Engineering &
    Shipbuilding Co., Ltd. ................      8,000        13,213
 Mitsui Fudosan Co., Ltd. .................     11,000        99,356
 Mitsui Mining & Smelting Co., Ltd. .......      8,000        33,218
 Mitsui O.S.K. Lines, Ltd. ................     12,000        58,561
 Mitsui Sumitomo Insurance Co., Ltd. ......     19,400       159,298
 Mitsui Trust Holdings, Inc. ..............      9,300        51,980
 Mitsukoshi, Ltd. .........................      6,000        24,410
 Mitsumi Electric Co., Ltd. ...............      1,100        12,112
 Mizuho Financial Group, Inc. (a) .........         97       294,159
 Murata Manufacturing Co., Ltd. ...........      3,500       189,092
 Namco, Ltd. ..............................        400        11,085
 NEC Corp. ................................     23,000       169,329
 Net One Systems Co., Ltd. ................          3        23,094
 NGK Insulators, Ltd. .....................      4,000        29,859
 NGK Spark Plug Co., Ltd. .................      2,000        16,217
 Nichii Gakkan Co. ........................        220        12,481
 Nichirei Corp. ...........................      5,000        16,189
 Nidec Corp. ..............................        600        57,274
 Nikko Cordial Corp. ......................     21,000       116,982
 Nikon Corp. (a) ..........................      4,000        60,315
 Nintendo Co., Ltd. .......................      1,600       149,296
 Nippon Building Fund Inc. ................          4        25,679
 Nippon Express Co., Ltd. .................     14,000        66,101
 Nippon Kayaku Co., Ltd. ..................      2,000         9,910
 Nippon Meat Packers, Inc. ................      3,000        29,337
 Nippon Mining Holdings, Inc. .............      7,500        26,173
 Nippon Mitsubishi Oil Corp. ..............     21,000       106,989
 Nippon Sanso Corp. .......................      2,000         8,454
 Nippon Sheet Glass Co., Ltd. .............      5,000        14,603
 Nippon Shokubai Co., Ltd. ................      3,000        22,758
 Nippon Steel Corp. .......................     88,000       188,859
 Nippon Telegraph and
    Telephone Corp. .......................         83       400,401
 Nippon Unipac Holding ....................         14        72,240
 Nippon Yusen Kabushiki Kaisha ............     16,000        72,408
 Nishimatsu Construction Co., Ltd. ........      4,000        13,250
 Nissan Chemical Industries, Ltd. .........      3,000        26,733
 Nissan Motor Co., Ltd. ...................     39,400       449,992
 Nisshin Flour Milling Co., Ltd. ..........      3,000        26,705
 Nisshinbo Industries, Inc. ...............      2,000        11,141
 Nissin Food Products Co., Ltd. ...........      1,300        32,388
 Nitto Denko Corp. ........................      2,400       127,648
 Nomura Research Institute, Ltd. ..........        400        39,003
 Nomura Securities Co., Ltd. ..............     28,000       476,813
 NSK, Ltd. ................................      7,000        25,539
 NTN Corp. ................................      6,000        28,609
 NTT Data Corp. ...........................         19        71,802
 NTT DoCoMo, Inc. .........................        278       630,344
 Obayashi Corp. ...........................      8,000        35,756
 OBIC Co., Ltd. ...........................        100        20,118
 Oji Paper Co., Ltd. ......................     12,000        77,484
 Oki Electric Industry Co., Ltd. (a) ......      8,000        31,277
 Okumura Corp. ............................      3,000        12,765
 Olympus Optical Co., Ltd. ................      4,000        86,778
 Omron Corp. ..............................      3,600        73,062
 Onward Kashiyama Co., Ltd. ...............      2,000        24,261
 Oracle Corp., Japan ......................        500        25,893
 Oriental Land Co., Ltd. ..................        800        49,342
 Orix Corp. ...............................      1,200        99,207
 Osaka Gas Co., Ltd. ......................     31,000        83,885
 Pioneer Corp. ............................      2,300        63,525

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
JAPAN - CONTINUED
 Promise Co., Ltd. ........................      1,400   $    61,006
 Q.P. Corp. ...............................      1,600        13,287
 Resona Holdings, Inc. (a) ................     70,000        88,178
 Ricoh Co., Ltd. ..........................     10,000       197,350
 Rohm Co., Ltd. ...........................      1,700       199,235
 Saizeriya Co., Ltd. ......................        100           995
 Sanden Corp. .............................      1,000         6,158
 Sankyo Co., Ltd. .........................      5,700       107,171
 Sankyo Co., Ltd. NPV .....................        800        25,380
 Sanyo Electric Co., Ltd. .................     23,000       120,183
 Sapporo Breweries, Ltd. ..................      5,000        13,763
 Secom Co., Ltd. ..........................      3,000       111,972
 Sega Corp. (a) ...........................      1,600        15,228
 Seiko Epson Corp .........................        900        41,989
 Seino Transportation Co., Ltd. ...........      2,000        16,534
 Sekisui Chemical Co., Ltd. ...............      7,000        35,663
 Sekisui House, Ltd. ......................      8,000        82,635
 Seven-Eleven Japan Co., Ltd. .............      7,000       212,280
 Sharp Corp. ..............................     15,000       236,680
 Shimachu Co., Ltd. .......................        900        17,846
 Shimamura Co., Ltd. ......................        400        27,172
 Shimano, Inc. ............................      1,400        29,001
 Shimizu Corp. ............................      8,000        30,456
 Shin-Etsu Chemical Co., Ltd. .............      5,800       237,044
 Shionogi & Co., Ltd. .....................      5,000        93,123
 Shiseido Co., Ltd. .......................      5,000        60,791
 Shizuoka Bank, Ltd. ......................      9,000        66,511
 Showa Denko K.K. (a) .....................     14,000        31,483
 Showa Shell Sekiyu K.K ...................      2,300        18,693
 Skylark Co., Ltd. ........................      1,300        21,471
 SMC Corp. ................................        900       112,028
 Snow Brand Milk Products Co., Ltd. (a) ...      2,500         7,208
 Softbank Corp. ...........................      3,100        94,877
 Sompo Japan Insurance, Inc. ..............     12,000        98,647
 Sony Corp. ...............................     13,900       481,189
 Stanley Electric Co., Ltd. ...............      2,300        44,532
 Sumitomo Bakelite Co., Ltd. ..............      3,000        19,567
 Sumitomo Chemical Co., Ltd. ..............     18,000        74,237
 Sumitomo Corp. ...........................     11,000        82,010
 Sumitomo Electric Industries, Ltd. .......      9,000        80,452
 Sumitomo Heavy Industries, Ltd. (a) ......      8,000        18,139
 Sumitomo Metal Industries, Ltd. ..........     47,000        46,487
 Sumitomo Metal Mining Co., Ltd. ..........      8,000        59,345
 Sumitomo Mitsui Financial Group, Inc. ....         60       319,679
 Sumitomo Osaka Cement Co., Ltd. ..........      6,000        11,757
 Sumitomo Realty & Development
    Co., Ltd. .............................      5,000        44,042
 Sumitomo Trust & Banking Co., Ltd. .......     15,000        88,178
 Suruga Bank, Ltd. ADR ....................      3,000        19,287
 Suzuken Co., Ltd. ........................        600        19,483
 Taiheiyo Cement Corp. ....................     11,800        33,362
 Taisei Corp. .............................     13,000        47,551
 Taisho Pharmaceutical Co., Ltd. ..........      3,000        53,634
 Taiyo Yuden Co., Ltd. ....................      2,000        26,145
 Takara Shuzo Co., Ltd. ...................      3,000        28,105
 Takashimaya Co., Ltd. ....................      4,000        28,553
 Takeda Chemical Industries, Ltd. .........     13,400       531,399
 Takefuji Corp. ...........................      1,010        47,216
 Takuma Co., Ltd. .........................      1,000         5,459
 TDK Corp. ................................      1,800       129,663
 Teijin, Ltd. .............................     12,000        35,271
 Teikoku Oil Co., Ltd. ....................      3,000        15,088
 Terumo Corp. .............................      2,700        51,269
 THK Co., Ltd. ............................      1,500        30,512
 TIS, Inc. ................................        400        13,511
 Tobu Railway Co., Ltd. ...................     11,000        39,311
 Toda Corp. ...............................      2,000         5,655
 Toho Co., Ltd. ...........................      2,100        26,728
 Tohoku Elecric Power Co., Inc. ...........      6,500       107,777
 Tokyo Broadcasting System, Inc. ..........        700        11,150
 Tokyo Electric Power Co., Inc. ...........     18,300       401,278
 Tokyo Electron, Ltd. .....................      2,300       174,694
 Tokyo Gas Co., Ltd. ......................     41,000       146,142
 Tokyo Style Co., Ltd. ....................      1,000        10,805
 Tokyu Corp. ..............................     15,000        76,981
 TonenGeneral Sekiyu K.K ..................      5,000        41,383
 Toppan Printing Co., Ltd. ................      9,000        93,636
 Toray Industries, Inc. ...................     19,000        79,425
 Toshiba Corp. ............................     44,000       166,688
 Tosoh Corp. ..............................      8,000        26,724
 Tostem Corp. .............................      4,000        77,260
 Toto, Ltd. ...............................      5,000        42,363
 Toyo Seikan Kaisha, Ltd. .................      2,000        27,956
 Toyo Suisan Kaisha, Ltd. .................      1,000        11,113
 Toyobo Co., Ltd. .........................      9,000        19,651
 Toyoda Gosei Co., Ltd. ...................        600        17,300
 Toyota Industries Corp. ..................      2,400        50,947
 Toyota Motor Corp. .......................     42,900     1,449,081
 Trend Micro, Inc. ........................      1,500        40,240

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
JAPAN - CONTINUED
 Ube Industries, Ltd. .....................     11,000   $    22,068
 UFJ Holdings, Inc. (a) ...................         56       269,105
 Uni-Charm Corp. ..........................        700        34,422
 UNY Co., Ltd. ............................      2,000        20,528
 Ushio, Inc. ..............................      2,000        33,200
 USS Co., Ltd. ............................        380        26,877
 Wacoal Corp. .............................      1,000         8,239
 West Japan Railway Co. ...................         17        66,782
 World Co., Ltd. ..........................        700        22,273
 Yakult Honsha Co., Ltd. ..................      2,000        31,259
 Yamada Denki Co., Ltd. ...................      1,100        36,951
 Yamaha Corp. .............................      2,500        49,104
 Yamaha Motor Co., Ltd. ...................      2,000        21,816
 Yamanouchi Pharmaceutical Co., Ltd. ......      5,000       155,361
 Yamato Transport Co., Ltd. ...............      6,000        70,654
 Yamazaki Baking Co., Ltd. ................      2,000        16,590
 Yokogawa Electric Corp. ..................      3,000        43,333
                                              --------   -----------
    Total Japan ...........................               24,934,230
                                                         ===========

LUXEMBOURG - 0.1%
 Arcelor ..................................      5,206        90,750
                                              --------   -----------
    Total Luxembourg ......................                   90,750
                                                         ===========

NETHERLANDS - 5.2%
 ABN AMRO Holding NV ......................     26,065       609,870
 Aegon NV .................................     23,013       340,492
 Akzo Nobel NV ............................      4,655       179,671
 ASM Lithography Holding NV (a) ...........      7,671       152,104
 Corio NV .................................        666        25,790
 DSM NV ...................................      1,407        69,267
 Elsevier NV ..............................     10,259       127,461
 Euronext NV ..............................      1,408        35,644
 Hagemeyer NV .............................      1,028         2,321
 Heineken NV ..............................      3,204       122,009
 IHC Caland NV ............................        454        24,624
 ING Groep NV .............................     29,763       694,144
 Koninklijke (Royal) KPN NV (a) ...........     36,090       278,596
 Koninklijke (Royal) Philips
    Electronics NV ........................     22,351       652,655
 Koninklijke Ahold NV .....................     18,381       140,037
 Koninklijke Numico NV ....................      2,596        71,743
 Oce NV ...................................      1,001        15,341
 Qiagen NV (a) ............................      2,204        27,050
 Rodamco Europe NV ........................        683        39,776
 Royal Dutch Petroleum Co. ................     35,327     1,862,597
 Royal Vendex KBB NV ......................      1,635        22,788
 TNT Post Group NV ........................      5,495       128,711
 Unilever NV ..............................      9,710       635,044
 Vedior NV ................................      1,981        30,984
 VNU NV ...................................      3,864       122,090
 Wereldhave NV ............................        300        22,458
 Wolters Kluwer NV ........................      4,710        73,668
                                              --------   -----------
    Total Netherlands .....................                6,506,934
                                                         ===========
NEW ZEALAND - 0.2%
 Auckland International Airport, Ltd. .....      2,438        11,221
 Carter Holt Harvey, Ltd. .................     13,779        17,008
 Contact Energy, Ltd. .....................      4,649        16,421
 Fisher & Paykel Appliances
    Holdings, Ltd., Series H ..............      2,544         6,414
 Fisher & Paykel Industries, Ltd. .........        806         6,694
 Fletcher Building, Ltd. ..................      6,466        18,000
 Fletcher Challenge Forests, Ltd. (a) .....      1,876         1,675
 Independent Newspapers, Ltd. .............      2,681         9,065
 Sky City Entertainment Group, Ltd. .......      6,568        19,879
 Telecom Corp. of New Zealand, Ltd. .......     25,439        89,690
 Tower, Ltd. ..............................      1,563         1,283
 Warehouse Group, Ltd. ....................      2,607         8,764
                                              --------   -----------
    Total New Zealand .....................                  206,113
                                                         ===========

NORWAY - 0.4%
 Aker Kvaerner ASA (a) ....................        262         4,480
 Den Norsske Bank .........................     11,000        73,413
 Frontline, Ltd. ..........................        541        14,028
 Norsk Hydro ASA ..........................      2,123       130,996
 Norske Skogindustrier ASA ................      1,531        29,226
 Orkla ASA ................................      3,092        69,250
 Schibsted ASA ............................        600        10,327
 Smedvig ASA, Series A ....................        400         3,036
 Statoil ASA ..............................      6,958        78,179
 Storebrand ASA (a) .......................      2,458        15,998
 Tandberg ASA (a) .........................      1,627        11,983
 Telenor ASA ..............................     10,556        69,022
 Tomra Systems ASA ........................      2,801        16,883
                                              --------   -----------
    Total Norway ..........................                  526,821
                                                         ===========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
PORTUGAL - 0.3%
 Banco BPI SA .............................      5,732   $    21,112
 Banco Comercial Portugues SA .............     29,988        66,951
 Banco Espirito Santo SA, Registered ......      1,541        25,269
 Brisa-Auto Estrada de Portugal SA ........      4,119        27,536
 Cimpor-Cimentos de Portugal,
    SGPS SA ...............................      1,595         8,249
 Electridade de Portugal SA ...............     23,120        60,949
 Jeronimo Martins SGPS SA (a) .............        723         9,539
 Portugal Telecom SGPS SA .................     12,918       130,027
 PT Multimedia-Servicos de
    Telecomunicacoes
    e Multimedia SA (a) ...................        281         5,458
 Sonae, S.G.P.S. SA .......................     24,685        20,550
                                              --------   -----------
    Total Portugal ........................                  375,640
                                                         ===========

SINGAPORE - 0.8%
 Allgreen Properties, Ltd. ................      2,000         1,319
 Capitaland, Ltd. .........................     14,000        12,777
 Chartered Semiconductor
    Manufacturing, Ltd. (a) ...............     12,401        12,632
 City Developments, Ltd. ..................      7,487        26,672
 ComfortDelGro Corp., Ltd. (a) ............     26,000        12,477
 Creative Technology, Ltd. ................        600         6,324
 Cycle & Carriage, Ltd. ...................      2,541         8,678
 Datacraft Asia, Ltd. (a) .................      1,000         1,260
 DBS Group Holdings, Ltd. .................     19,000       164,459
 Fraser & Neave, Ltd. .....................      3,082        22,866
 Haw Par Corp., Ltd. ......................      2,746         7,211
 Keppel Corp., Ltd. .......................      9,356        33,605
 Keppel Land, Ltd. ........................      2,000         1,861
 Neptune Orient Lines, Ltd. (a) ...........     18,000        22,894
 Oversea-Chinese Banking Corp., Ltd. ......     16,365       116,597
 Overseas Union Enterprise, Ltd. ..........      2,069         8,467
 Parkway Holdings, Ltd. ...................      7,063         4,055
 SembCorp Industries, Ltd. ................     11,000         8,161
 SembCorp Logistics, Ltd. .................      2,000         2,355
 SembCorp Marine, Ltd. ....................      2,000         1,166
 Singapore Airlines, Ltd. .................      9,394        61,952
 Singapore Exchange, Ltd. .................     12,000        11,941
 Singapore Land, Ltd. .....................      1,000         2,344
 Singapore Pos, Ltd. ......................     24,000         9,822
 Singapore Press Holdings, Ltd. ...........      6,020        66,995
 Singapore Technologies
    Engineering, Ltd. .....................     21,000   $    25,225
 Singapore Telecommunications, Ltd. .......    105,437       121,684
 SMRT Corp., Ltd. .........................      2,000           707
 ST Assembly Test Services, Ltd. (a) ......      6,000         7,490
 United Overseas Bank, Ltd. ...............     20,251       157,400
 United Overseas Land, Ltd. ...............      7,327         8,283
 Venture Manufacturing
    (Singapore), Ltd. .....................      4,000        47,106
 Wing Tai Holdings, Ltd. ..................      5,000         2,444
                                              --------   -----------
    Total Singapore .......................                  999,229
                                                         ===========

SPAIN 3.2%
 Acciona SA ...............................        441        26,839
 Acerinox SA ..............................        647        30,506
 Acesa Infraestructuras SA ................      2,987        45,174
 ACS SA ...................................      1,387        67,705
 Altadis SA, Series A .....................      3,963       112,472
 Amadeus Global Travel
    Distribution SA, Series A .............      2,809        18,247
 Antena 3 Television (a) ..................        217         9,564
 Banco Bilbao Vizcaya Argentaria SA .......     44,708       617,498
 Banco Popular Espanol SA .................      2,360       140,802
 Banco Santander Central Hispano SA .......     63,173       748,226
 Corporacion Mapfre, Compania
    Internacional de Reaseguros SA ........        889        12,593
 Endesa SA ................................     13,291       255,660
 Fomento de Construcciones y
    Contratas SA ..........................        710        26,186
 Gas Natural SDG SA .......................      3,013        70,498
 Grupo Ferrovial SA .......................        890        31,186
 Iberdrola SA .............................     11,324       223,823
 Iberia Lineas Aereas de Espana SA ........      7,108        20,442
 Indra Sistemas SA ........................      1,497        19,203
 Industria de Diseno Textil, SA ...........      3,255        66,102
 Metrovacesa SA ...........................        403        13,801
 NH Hoteles SA (a) ........................      1,070        12,295
 Promotora de Informaciones SA ............        984        14,273
 Repsol YPF SA ............................     13,518       263,608
 Sociedad General de Aguas de
    Barcelona SA ..........................        752        11,221
 Sociedad General de Aguas de
    Barcelona SA New ......................          6            90

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
SPAIN - CONTINUED
 Telefonica Publicidad e
 Informacion SA ...........................      2,634   $    14,452
 Telefonica SA (a) ........................     69,276     1,017,119
 Union Electrica Fenosa SA ................      2,704        50,785
 Vallehermoso SA ..........................      1,544        23,370
 Zeltia SA (a) ............................      2,378        16,797
                                              --------   -----------
    Total Spain ...........................                3,980,537
                                                         ===========

SWEDEN - 1.6%
 Alfa Laval AB ............................        728        11,079
 Assa Abloy AB, Series B ..................      3,716        44,156
 Atlas Copco AB, Series A .................      1,385        49,565
 Atlas Copco AB, Series B .................        800        26,073
 Axfood AB ................................        270         6,248
 Billerud .................................        533         8,037
 Castellum AB .............................        444        10,490
 Drott AB, Series B .......................        800        15,177
 Electrolux AB ............................      3,705        81,357
 Eniro AB .................................      1,771        16,983
 Gambro AB, Series A ......................      1,600        13,231
 Gambro AB, Series B ......................        800         6,615
 Getinge AB ...............................      2,074        19,889
 Hennes & Mauritz AB (H&M),
    Series B ..............................      5,885       139,860
 Hoganas AB, Series B .....................        407         8,711
 Holmen AB, Series B ......................        600        21,306
 Modern Times Group MTG AB (a) ............        475        10,001
 Nobel Biocare Holding AG .................        260        25,367
 Nordea AB ................................     29,150       218,768
 OM Gruppen AB ............................        500         6,219
 Sandvik AB ...............................      2,700        93,061
 Sapa AB ..................................        100         2,453
 SAS AB (a) ...............................        530         5,009
 Securitas AB, Series B ...................      3,716        50,096
 Skandia Forsakrings AB ...................     10,378        37,789
 Skandinaviska Enskilda Banken (SEB),
    Series A ..............................      5,954        87,713
 Skanska AB ...............................      4,900        43,244
 SKF AB, Series A .........................        400        15,510
 SKF AB, Series B .........................        867        33,498
 SSAB Svenskt Stal AB, Series A ...........        800        14,287
 SSAB Svenskt Stal AB, Series B ...........        200         3,433
 Svenska Cellulosa AB (SCA), Series B .....      2,333        95,326
 Svenska Handelsbanken AB, Series A .......      6,851    $  139,966
 Svenska Handelsbanken AB, Series B .......        500         9,902
 Swedish Match AB .........................      4,205        42,954
 Tele2 AB, Series B (a) ...................      1,189        63,455
 Telefonaktiebolaget LM Ericsson,
    New (a) ...............................    181,592       325,565
 Telia AB .................................     20,286       106,007
 Trelleborg AB, Series B ..................        700        11,382
 Volvo AB, Series A .......................      1,100        32,257
 Volvo AB, Series B .......................      2,785        85,153
 WM-Data AB, Series B .....................      2,500         5,385
                                              --------   -----------
    Total Sweden ..........................                2,042,577
                                                         ===========

SWITZERLAND - 7.5%
 ABB, Ltd. (a) ............................     29,619       150,161
 Adecco SA ................................      2,221       142,769
 Ciba Specialty Chemicals AG ..............      1,177        91,077
 Clariant AG ..............................      2,047        30,206
 Compagnie Financiere Richemont AG ........      9,068       217,764
 Credit Suisse Group ......................     20,655       755,722
 Geberit AG ...............................         54        26,547
 Givaudan AG ..............................        125        64,888
 Holcim, Ltd. .............................      2,575       119,927
 Kudelski SA (a) ..........................        639        21,106
 Kuoni Reisen Holding AG, Series B ........         56        18,746
 Logitech International SA (a) ............        668        28,897
 Lonza Group AG ...........................        651        37,426
 Nestle SA ................................      7,003     1,749,688
 Novartis AG ..............................     41,327     1,876,298
 Roche Holding AG .........................        551        76,407
 Roche Holding AG, Bearer .................     12,194     1,229,999
 Serono SA ................................        114        81,300
 SGS Societe Generale de Surveillance
    Holding SA ............................         75        47,059
 Sulzer AG ................................         80        21,540
 Swatch Group AG, Registered ..............        545        65,440
 Swatch Group AG, Series B ................        784        18,701
 Swiss Reinsurance Co. ....................      5,592       377,548
 Swisscom AG ..............................        451       148,784
 Syngenta AG ..............................      1,828       123,123
 Synthes-Stratec, Inc. ....................         76        75,216
 UBS AG ...................................     20,485     1,402,935

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
SWITZERLAND - CONTINUED
 Unaxis Holding AG ........................        204   $    28,907
 Valora Holding AG ........................         65        16,188
 Zurich Financial Services AG .............      2,501       359,958
                                              --------   -----------
    Total Switzerland .....................                9,404,325
                                                         ===========

UNITED KINGDOM - 24.8%
 3i Group PLC .............................      9,576       105,855
 Aegis Group PLC ..........................     18,691        33,041
 Aggreko PLC ..............................      2,794         7,728
 Alliance Unichem PLC .....................      3,822        35,510
 AMEC PLC .................................      4,638        21,587
 Amvescap PLC .............................     11,193        81,301
 ARM Holdings PLC (a) .....................     16,012        36,833
 Associates British Ports Holdings PLC ....      5,518        44,352
 AstraZeneca Group PLC ....................     27,751     1,331,383
 Aviva PLC ................................     36,904       323,877
 BAA PLC ..................................     16,763       148,916
 BAE Systems PLC ..........................     50,169       151,105
 Balfour Beatty PLC .......................      7,213        28,213
 Barclays PLC (a) .........................    106,532       950,205
 Barratt Developments PLC .................      3,436        33,400
 BBA Group PLC ............................      6,776        30,265
 Berkeley Group PLC .......................      1,545        24,339
 BG Group PLC .............................     57,826       296,836
 BHP Billiton PLC .........................     40,322       352,251
 BOC Group PLC ............................      7,794       119,084
 Boots Group PLC ..........................     12,642       156,381
 BP Amoco PLC (a) .........................    358,962     2,910,961
 BPB PLC ..................................      8,147        50,608
 Brambles Industries PLC ..................     10,961        39,930
 British Airways PLC (a) ..................      8,435        35,107
 British America Tobacco PLC ..............     25,817       355,866
 British Land Co. PLC .....................      7,837        81,932
 British Sky Broadcasting PLC (a) .........     20,562       258,768
 BT Group PLC .............................    140,987       475,121
 Bunzl PLC ................................      7,452        56,929
 Cable & Wireless PLC .....................     37,996        90,805
 Cadbury Schweppes PLC ....................     33,676       247,320
 Canary Wharf Group PLC ...................      7,170        34,367
 Capita Group PLC .........................     11,103        48,299
 Carlton Communications PLC ...............     10,931        45,007
 Carnival PLC .............................      2,835       114,240
 Cattles PLC ..............................      5,578        33,376
 Celltech Group PLC (a) ...................      4,748   $    32,129
 Centrica PLC .............................     69,491       262,483
 Close Brothers Group PLC .................      2,471        32,468
 Cobham PLC ...............................      1,870        39,066
 Compass Group PLC ........................     36,021       245,036
 Daily Mail & General Trust ...............      5,087        60,012
 Davis Service Group PLC ..................      2,522        16,840
 De La Rue PLC ............................      2,663        13,217
 Diageo PLC ...............................     50,418       663,380
 Dixons Group PLC .........................     31,830        79,203
 Electrocomponents PLC ....................      6,817        39,661
 EMAP PLC .................................      4,065        62,364
 EMI Group PLC ............................     12,358        35,120
 Enterprise Inns PLC ......................      2,829        51,352
 Exel PLC .................................      4,855        64,184
 FirstGroup PLC ...........................      6,486        31,756
 FKI PLC ..................................      8,127        15,567
 Friends Provident PLC ....................     26,157        61,809
 George Wimpey PLC ........................      5,822        38,901
 GKN PLC ..................................     12,048        57,586
 GlaxoSmithKline PLC ......................     96,824     2,218,619
 Granada Compass PLC ......................     43,380        94,741
 Great Portland Estates PLC ...............      2,783        11,683
 Great Universal Stores PLC ...............     16,534       228,943
        Hammerson PLC .....................      4,605        53,378
 Hanson PLC ...............................     12,174        89,407
 Hays PLC .................................     27,104        58,224
 HBOS PLC .................................     62,027       803,358
 HHG PLC (a) ..............................     24,920        18,025
 Hilton Group PLC .........................     26,907       108,257
 HSBC Holdings PLC (a) ....................    176,547     2,774,882
 IMI PLC ..................................      5,500        33,205
 Imperial Chemical Industries PLC .........     19,420        69,182
 Imperial Tobacco Group PLC ...............     11,914       234,606
 Intercontinental Hotels Group PLC (a) ....     12,076       114,359
 International Power PLC (a) ..............     18,232        40,308
 Invensys PLC .............................     49,950        16,319
 J Sainsbury PLC ..........................     22,768       127,471
 Johnson Matthey PLC ......................      3,509        61,623
 Kelda Group PLC ..........................      6,520        54,741
 Kesa Electricals PLC .....................      7,558        34,806
 Kidde PLC ................................     11,305        21,553
 Kingfisher PLC ...........................     38,354       191,217
 Land Securities Group PLC ................      7,296       129,565

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
UNITED KINGDOM - CONTINUED
 Legal & General Group PLC ................    107,625   $   193,147
 Liberty International PLC ................      4,139        50,569
 Lloyds TSB Group PLC .....................     90,469       725,550
 Logica PLC ...............................     12,478        57,240
 Man Group PLC ............................      4,643       121,434
 Marks & Spencer Group PLC ................     37,592       194,484
 MFI Furniture Group PLC ..................      9,602        25,955
 Misys PLC ................................      9,463        35,871
 Mitchells & Butlers PLC ..................     13,107        52,793
 National Grid Group PLC ..................     50,221       359,838
 Next PLC .................................      4,499        90,445
 Novar PLC ................................      6,747        16,668
 Nycomed Amersham PLC .....................     11,502       157,619
 Pearson PLC ..............................     13,147       146,388
 Peninsular & Oriental Steam
    Navigation Co. ........................     11,547        47,543
 Persimmon PLC ............................      4,255        40,904
 Pilkington PLC ...........................     14,209        24,355
 Provident Financial PLC ..................      4,202        48,932
 Prudential PLC ...........................     32,762       276,970
 Rank Group PLC ...........................      9,325        46,616
 Reckitt Benckiser PLC ....................      9,903       224,080
 Reed International PLC ...................     21,031       175,913
 Rentokil Initial PLC .....................     28,854        98,141
 Reuters Group PLC ........................     24,309       102,264
 Rexam PLC ................................      8,699        66,611
 Rio Tinto PLC ............................     17,330       478,690
 RMC Group PLC ............................      3,984        49,745
 Rolls-Royce Group PLC ....................     25,902        82,188
 Royal & Sun Alliance Insurance
    Group PLC .............................     50,068        79,098
 Royal Bank of Scotland Group PLC .........     45,414     1,338,164
 SABMiller PLC ............................     12,521       129,780
 Safeway PLC ..............................     17,464        88,787
 Sage Group PLC ...........................     20,147        63,386
 Schroders PLC ............................      1,707        19,313
 Scottish & Newcastle PLC .................     12,566        85,087
 Scottish & Southern Energy PLC ...........     14,071       169,523
 ScottishPower PLC ........................     30,698       204,566
 Securicor PLC ............................      5,778         9,852
 Serco Group PLC ..........................      6,511        20,048
 Severn Trent PLC .........................      5,392        72,297
 Shell Transport & Trading Co. PLC ........    157,144     1,168,849
 Signet Group PLC .........................     25,245        46,548
 Slough Estates PLC .......................      6,989       $54,956
 Smith & Nephew PLC .......................     15,256       128,155
 Smiths Group PLC .........................      8,755       103,597
 SSL International PLC ....................      2,218        13,103
 Stagecoach Holdings PLC ..................     19,209        26,994
 Tate & Lyle PLC ..........................      5,899        32,895
 Taylor Woodrow PLC .......................      8,273        39,542
 Tesco PLC ................................    118,675       547,580
 TI Automotive, Ltd., Class A (a) .........      4,947             0
 Tomkins PLC ..............................     12,424        59,494
 Unilever PLC .............................     45,553       424,655
 United Business Media PLC ................      4,926        43,210
 United Utilities PLC .....................      9,205        81,650
 United Utilities PLC, Class A ............      4,530        24,693
 Vodafone Group PLC .......................  1,107,346     2,745,509
 Whitbread PLC ............................      4,715        60,688
 William Hill PLC .........................      6,610        50,526
 Wolseley PLC .............................      9,080       128,411
 WPP Group PLC ............................     19,518       191,647
 Yell Group PLC ...........................      7,613        41,567
                                             ---------   -----------
    Total United Kingdom ..................               30,966,827
                                                         ===========
    Total Common Stocks
       (Cost $96,433,268) .................              116,993,210
                                                         ===========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

                                               SHARES       VALUE
                                              --------   -----------
PREFERRED STOCKS (0.5% OF PORTFOLIO)
AUSTRALIA - 0.2%
 News Corp., Ltd. .........................     32,868   $   247,644
                                              --------   -----------
    Total Australia .......................                  247,644
                                                         ===========

GERMANY - 0.2%
 Fresenius Medical Care AG ................        388        19,552
 Henkel KGAA ..............................        848        66,317
 Porsche AG ...............................        117        69,438
 ProSieben Sat.1 Media AG .................      1,199        20,039
 RWE AG ...................................        460        16,217
 Volkswagen AG ............................      1,600        58,022
 Wella AG .................................        200        17,722
                                              --------   -----------
    Total Germany .........................                  267,307
                                                         ===========

NEW ZEALAND - 0.0%
 Fletcher Challenge Forests, Ltd. (a) .....      3,372         3,011
                                              --------   -----------
    Total New Zealand .....................                    3,011
                                                         ===========

SWITZERLAND - 0.1%
 Schindler Holding AG (a) .................         97        23,686
                                              --------   -----------
    Total Switzerland .....................                   23,686
                                                         ===========
    Total Preferred Stocks
        (Cost $436,983) ...................                  541,648
                                                         ===========

RIGHTS (0.0% OF PORTFOLIO)
IRELAND - 0.0%
 Waterford Wedgewood PLC (a) ..............      1,583           439
                                              --------   -----------
    Total Ireland .........................                      439
                                                         ===========
    Total Rights (Cost $354) ..............                      439
                                                         ===========

WARRANTS (0.0% OF PORTFOLIO)
FRANCE - 0.0%
 Alstom (a) ...............................      3,716           141
                                              --------   -----------
    Total France ..........................                      141
                                                         ===========

HONG KONG - 0.0%
 Hopewell Highway (a) .....................        500            97
                                              --------   -----------
    Total Hong Kong .......................                       97
                                                         ===========
    Total Warrants (Cost $0) ..............                      238
                                                         ===========

                                              FACE AMOUNT      VALUE
                                              -----------   ------------
SHORT TERM INVESTMENTS (18.6% OF PORTFOLIO)
UNITED STATES - 18.6%
 AIM Short Term Investment
    Prime Portfolio (c) ...................    1,801,791    $  1,801,791
 AIM Treasury Fund (c) ....................    1,234,426       1,234,426
 Federated Money Market Obligations
    Trust (c) .............................    1,913,997       1,913,997
 State Street Navigator Series Lending
    Prime Portfolio (b) (Note 4) ..........   18,284,032      18,284,032
                                              ----------    ------------
    Total Short Term Investments
       (Cost $23,234,246) .................                   23,234,246
                                                            ============
TOTAL INVESTMENTS
 (COST $120,104,851) - 112.8% .............                 $140,769,781
                                                            ============
OTHER ASSETS AND
LIABILITIES (NET) - (12.8)% ...............                  (15,944,279)
                                                            ============
NET ASSETS - 100% .........................                 $124,825,502
                                                            ============

(a)  Non-income producing security.

(b) Security represents investment made with cash collateral from securities loaned.

(c) All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

Abbreviations:
ADR - American Depository Receipts
NPV - No Par Value
NV - Non-voting

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:

Financials ...........................   25.20%
Consumer Discretionary ...............   12.50%
Health Care ..........................    8.70%
Industrials ..........................    8.30%
Consumer Staples .....................    7.90%
Energy ...............................    7.90%
Telecommunication Services ...........    7.50%
Materials ............................    6.50%
Information Technology ...............    5.30%
Utilities ............................    4.30%
Cash, receivables, and other assets,
  less liabilities ...................    5.90%
                                        ------
                                        100.00%
                                        ======

SCHEDULE OF FUTURES CONTRACTS (LONG)

                                                                               UNREALIZED
                                              NUMBER OF CONTRACTS     APPRECIATION/(DEPRECIATION)
                                              -------------------     ---------------------------
SPI 200 Index Futures
  Expiration date 3/2004                               5                       $   6,820
DAX Index Futures
  Expiration date 3/2004                               6                          54,824
CAC 40 Euro Futures
  Expiration date 3/2004                              19                          28,254
Hang Seng Index Futures
  Expiration date 1/2004                               4                           3,570
TOPIX Index Futures
  Expiration date 3/2004                              17                          90,684
Financial Time Stock Exchange
  100 Index Futures
  Expiration date 3/2004                              15                          57,875
IBEX 35 Index Futures
  Expiration date 1/2004                               6                          29,904
MIB 30 Index Futures
  Expiration date 3/2004                               2                         (14,040)
OMX Index Futures
  Expiration date 1/2004                              90                          54,438
                                              ----------                       ---------
TOTAL UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED              $ 312,329
                                                                               =========

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

DECEMBER 31, 2003

FORWARD FOREIGN CURRENCY CONTRACTS

                                                         UNREALIZED
                                                        APPRECIATION/
                                                       (DEPRECIATION)
                                                       --------------
BOUGHT AUSTRALIAN DOLLAR
  Local Contract amount - 706,000
  USD Face value - 503,378
  USD Current value - 528,191
  Settlement Date - 02/23/04
  Unrealized Gain....................................    $  24,813

SOLD AUSTRALIAN DOLLAR
  Local Contract amount - 290,000
  USD Face value - 212,091
  USD Current value - 216,962
  Settlement Date - 02/23/2004
  Unrealized Loss....................................       (4,871)

BOUGHT EURO
  Local Contract amount - 3,036,000
  USD Face value - 3,616,255
  USD Current value - 3,819,515
  Settlement Date - 02/23/2004
  Unrealized Gain....................................      203,260

SOLD EURO
  Local Contract amount - 1,454,000
  USD Face value - 1,772,547
  USD Current value - 1,829,240
  Settlement Date - 02/23/2004
  Unrealized Loss....................................      (56,693)

BOUGHT POUND STERLING
  Local Contract amount - 1,185,000
  USD Face value - 2,013,170
  USD Current value - 2,106,504
  Settlement Date - 02/23/2004
  Unrealized Gain....................................       93,334

SOLD POUND STERLING
  Local Contract amount - 725,000
  USD Face value - 1,256,257
  USD Current value - 1,288,790
  Settlement Date - 02/23/2004
  Unrealized Loss....................................      (32,533)

BOUGHT HONG KONG DOLLAR
  Local Contract amount - 2,696,000
  USD Face value - 345,500
  USD Current value - 347,781
  Settlement Date - 02/23/2004
  Unrealized Loss....................................    $    (719)

BOUGHT JAPANESE YEN
  Local Contract amount - 268,000,000
  USD Face value - 2,486,316
  USD Current value - 2,505,818
  Settlement Date - 02/23/2004
  Unrealized Loss....................................       19,502

SOLD JAPANESE YEN
  Local Contract amount - 122,000,000
  USD Face value - 1,130,463
  USD Current value - 1,140,708
  Settlement Date - 02/23/2004
  Unrealized Loss....................................      (10,245)

SOLD SWEDISH KRONA
  Local Contract amount - 5,405,000
  USD Face value - 713,720
  USD Current value - 749,493
  Settlement Date - 02/23/2004
  Unrealized Gain....................................       35,773

                                                         ---------
NET UNREALIZED APPRECIATION ON OPEN FORWARD
  FOREIGN CURRENCY EXCHANGE CONTRACTS................    $ 271,621
                                                         ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      XVII

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Unaffiliated investments at market (identified cost $101,820,819) - including
  $17,417,790 of securities on loan (Note 2)....................................     $122,485,749
Affiliated investments at market (identified cost $18,284,032) (Note 4) ........       18,284,032
Cash*...........................................................................        1,558,315
Foreign currency at market (cost $351,877)......................................          366,229
Unrealized appreciation on forward foreign currency exchange contracts .........          271,621
Receivables
  Daily variation margin on futures contracts...................................           19,667
  Dividends and interest........................................................          139,188
                                                                                      -----------
     Total assets...............................................................      143,124,801
                                                                                      ===========
LIABILITIES
Payables
  Due upon return of securities loaned..........................................       18,284,032
  Management fees (Note 4)......................................................           15,267
                                                                                      -----------
     Total liabilities..........................................................       18,299,299
                                                                                      ===========
NET ASSETS......................................................................     $124,825,502
                                                                                      ===========
COMPOSITION OF NET ASSETS:
Paid-in capital.................................................................     $103,558,126
Net unrealized appreciation on investments, foreign currency translation,
  and future contracts..........................................................       21,267,376
                                                                                      -----------
NET ASSETS......................................................................     $124,825,502
                                                                                      ===========

* Includes restricted cash of $1,557,907 held as collateral in relation to initial margin requirements on futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $352,140)............            $  1,661,333
  Dividends (non-cash).............................................                 355,826
  Interest.........................................................                  59,371
  Security lending income (Notes 2 and 4)..........................                 126,039
                                                                                -----------
Total investment income............................................               2,202,569
                                                                                -----------
EXPENSES
  Management fees (Note 4).........................................                 140,417
                                                                                -----------
Total expenses.....................................................                 140,417
                                                                                -----------
NET INVESTMENT INCOME..............................................               2,062,152
                                                                                ===========
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
  Investments and foreign currency transactions....................              (8,765,042)
  Futures contracts................................................               1,290,262
                                                                                -----------
Net realized loss .................................................              (7,474,780)
                                                                                -----------
Net change in unrealized appreciation (depreciation) on:
  Investments and foreign currency translation.....................              37,657,926
  Futures contracts................................................                 346,369
                                                                                -----------
Net change in unrealized appreciation (depreciation)...............              38,004,295
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN...................................              30,529,515
                                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................            $ 32,591,667
                                                                                ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       XIX

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE               FOR THE
                                                                       YEAR ENDED            YEAR ENDED
                                                                   DECEMBER 31, 2003      DECEMBER 31, 2002
                                                                   -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income......................................          $   2,062,152          $   1,205,368
Net realized loss on investments and future contracts......             (7,474,780)            (3,561,046)
Net change in unrealized appreciation (depreciation).......             38,004,295             (7,378,466)
                                                                      ------------           ------------
  Net increase (decrease) in net assets from operations....             32,591,667             (9,734,144)
                                                                      ------------           ------------
CAPITAL TRANSACTIONS
Proceeds from contributions................................            104,752,849             69,280,296
Contributions in-kind......................................                     --             21,837,789
Fair value of withdrawals..................................            (91,872,233)           (62,601,360)
                                                                      ------------           ------------
Net increase in net assets from capital transactions.......             12,880,616             28,516,725
                                                                      ------------           ------------
TOTAL INCREASE IN NET ASSETS...............................             45,472,283             18,782,581
                                                                      ------------           ------------
NET ASSETS
Beginning of year..........................................             79,353,219             60,570,638
                                                                      ------------           ------------
END OF PERIOD..............................................          $ 124,825,502          $  79,353,219
                                                                      ============           ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                         NOVEMBER 13, 2000
                                                      YEAR ENDED DECEMBER 31,             (INCEPTION DATE)
                                            ------------------------------------------     TO DECEMBER 31,
                                                2003           2002           2001              2000
                                            -----------    ------------   ------------   ------------------
TOTAL RETURN............................          37.59%        (16.05)%       (21.88)%             (0.80)% (B)
                                             ----------     ----------     ----------          ----------
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)...    $   124,826    $    79,353    $    60,571         $    87,620
Ratios to average net assets:
  Operating expenses....................           0.15%          0.15%          0.15%               0.15% (c)
  Net investment income.................           2.20%          1.85%          1.49%               0.81% (c)
Portfolio turnover rate (a).............             26%            13%            31%                  8% (b)

------------------------
(a) The Portfolio turnover rate for the year ended 2002 and period ended 2000, excludes in-kind security transactions.

(b) Not Annualized.

(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       XXI

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

                                1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: The State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At December 31, 2003, only the Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. Pursuant to the Trust's Declaration of the Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Portfolio attempts to hold the MSCI EAFE Index constituents in their approximate bench mark weights.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) IDC (International Data Corporation) spot rate. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investment for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's average daily ownership percentage.

Federal Income Taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI(R) EAFE Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open future contracts in accordance with Securities and Exchange Commission (the "SEC") requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with the SEC requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2003, the earned income for the Portfolio and State Street was $126,039 and $42,013, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2003, the value of the securities loaned amounted to $17,417,790. The loans were collateralized with cash of $18,284,032 which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the "Prime Portfolio"), an affiliated investment company, and U.S. Treasury Notes, 7.875% due 11/15/04, par value of $3,331 and market value $3,557.

                           3. SECURITIES TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $35,758,051 and $22,661,445 respectively.

At December 31, 2003, the cost of investments computed on a tax basis was $129,612,848. The aggregate gross unrealized appreciation and gross unrealized depreciation was $14,014,843 and $2,857,910, respectively, resulting in net unrealized appreciation of $11,136,933. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. As compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. The market value of this investment, at value, at December 31, 2003 is listed in the Portfolio of Investments.

                               5. SUBSEQUENT EVENT

One of the partners in the portfolio has given notice of its intention to liquidate all assets in its feeder fund. This will be accomplished through a cash withdrawal, effective February 25, 2004. The partner held a 50.2% ownership interest in the net assets of the portfolio at December 3, 2003.

                                      XXIII

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street MSCI(R) EAFE(R) Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts and schedule of forward foreign currency contracts, of the State Street MSCI(R) EAFE(R) Index Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI(R) EAFE(R) Index Portfolio of State Street Master Funds at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           (ERNST & YOUNG LLP)

Boston, Massachusetts
February 6, 2004

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

INDEPENDENT TRUSTEES:

                                                  TERM OF                                        NUMBER OF
                                                  OFFICE                                         FUNDS IN
                                                   AND                                             FUND
                            POSITION(S)           LENGTH                                         COMPLEX
NAME, ADDRESS AND            HELD WITH            OF TIME             PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
      AGE                    PORTFOLIO            SERVED              DURING PAST FIVE YEARS      TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Micheal F. Holland          Trustee and    Term: Indefinite          Chairman, Holland &           14          Trustee, State
Holland & Company, LLC      Chairman of    Elected in 1999           Company L.L.C.                            Street Institutional
375 Park Avenue             the Board                               (investment adviser),                      Investment Trust;
New York, NY  10152                                                  1995 to present                           Director of the
Age: 59                                                                                                        Holland Series Fund,
                                                                                                               Inc.; and Director,
                                                                                                               The China Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
William L. Boyan            Trustee        Term: Indefinite          Trustee of Old Mutual         14          Trustee, State
State Street Master Funds                  Elected in 1999           South Africa Master                       Street Institutional
P.O. Box 5049                                                        Trust 1995 to present                     Investment Trust;
Boston, MA  02206                                                    (investments);                            and Trustee, Old
Age: 67                                                              Chairman, Children's                      Mutual South Africa
                                                                     Hospital, 1984 to                         Master Trust
                                                                     present; Director
                                                                     Boston Plan for
                                                                     Excellence, 1994 to
                                                                     present (non-profit);
                                                                     President and Chief
                                                                     Operations Officer,
                                                                     John Hancock Mutual
                                                                     Life Insurance Company,
                                                                     1959 to 1999, Mr Boyan
                                                                     retired in 1999.
-----------------------------------------------------------------------------------------------------------------------------------
Rina K. Spence              Trustee        Term: Indefinite          President of SpenceCare       14          Trustee, State
7 Acacia Street                            Elected in 1999           International LLC 1998 to                 Street Institutional
Cambridge, MA  02138                                                 present; Member of the                    Investment Trust;
Age: 55                                                              Advisory Board,                           Director of
                                                                     Ingenium Corp., 2001 to                   Berkshire Life
                                                                     present (technology                       Insurance Company of
                                                                     company); Chief                           America; and
                                                                     Executive Officer,                        Director, IEmily.com
                                                                     IEmily.com, 2000 to                       (company)
                                                                     2001 (internet
                                                                     company); Chief
                                                                     Executive Officer of
                                                                     Consesus
                                                                     Pharmaceutical, Inc.,
                                                                     1998 to 1999; Founder,
                                                                     President and Chief
                                                                     Executive Officer of
                                                                     Spence Center for
                                                                     Women's Health, 1994 to
                                                                     1998; and Trustee,
                                                                     Eastern Enterprise,
                                                                     1998 to 2000
                                                                     (utilities).
-----------------------------------------------------------------------------------------------------------------------------------
Douglas T. Williams         Trustee        Term: Indefinite          Executive Vice President      14          Trustee, State
State Street Master Funds                  Elected in 1999           of Chase Manhattan                        Street Institutional
P.O. Box 5049                                                        Bank, 1987 to 1999.                       Investment Trust
Boston, MA  02206                                                    Mr. Williams retired in
Age: 63                                                              1999.
-----------------------------------------------------------------------------------------------------------------------------------

                                      XXV

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

OFFICERS:

                                                      TERM OF                                    NUMBER OF
                                                      OFFICE                                     FUNDS IN
                                                       AND                                         FUND
                            POSITION(S)               LENGTH                                     COMPLEX
NAME, ADDRESS AND            HELD WITH                OF TIME         PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
      AGE                    PORTFOLIO                SERVED          DURING PAST FIVE YEARS      TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Donald A. Gignac           President       Term: Indefinite          Senior Vice President          --                  --
State Street Bank and                      Elected in 2003           of State Street Bank
 Trust Company                                                       and Trust Company, 2002
2 Avenue de Lafayette                                                to present; Vice
Boston, MA 02111                                                     President of State
Age: 38                                                              Street Bank and Trust
                                                                     Company, 1993 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Karen Gillogly             Treasurer       Term: Indefinite          Vice President of State        --                  --
State Street Bank and                      Elected in 2003           Street Bank and Trust
 Trust Company                                                       Company, 1999 to
One Federal Street                                                   present; Audit Senior
Boston, MA 02110                                                     Manager Ernst & Young
Age: 37                                                              LLP, 1998 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
Julie A. Tedesco           Secretary       Term: Indefinite          Vice President and             --                  --
State Street Bank and                      Elected in 2000           Counsel of State Street
 Trust Company                                                       Bank and Trust Company,
One Federal Street                                                   2000 to present;
Boston, MA  02110                                                    Counsel of First Data
Age: 46                                                              Investor Services
                                                                     Group, Inc., 1994 to
                                                                     2000.

APPENDIX C
NASDAQ-100 INDEX TRACKING STOCK(SM)

TOP TEN HOLDINGS AT DECEMBER 31, 2003

                                             PERCENTAGE
                                          OF MARKET VALUE
                                          ---------------
Microsoft Corp.................                8.67%
Intel Corp.....................                6.23%
Cisco System, Inc. Corp........                5.07%
QUALCOMM, Inc..................                4.40%
Nextel Communications Inc......                3.25%
Amgen, Inc.....................                3.14%
Dell, Inc......................                2.71%
Comcast Corp...................                2.64%
EBay Inc.......................                2.63%
Oracle Corp....................                2.43%

------------------------
The Nasdaq-100 Index Tracking Stock(SM) is an exchange traded fund that trades on the American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements which are publicly available and may be obtained on the SEC EDGAR System or the American Stock Exchange website.

                                        a

PRIVACY POLICY

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY

In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT

The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include...

    -    your name and address

    -    Social Security Number

    -    investment objectives and experience

    -    financial circumstances

    -    employment

    -    account balance and account transactions.

INFORMATION WE DISCLOSE

We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED

We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED

We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompt 3. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

                                 Homestead Funds, Inc.
                                 c/o NFDS
                                 P.O. Box 219486
                                 Kansas City, MO 64121-9486
                                 1-800-258-3030

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation

ITEM 2.  CODE OF ETHICS.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds' website at www.homesteadfunds.com or without charge, upon request, by calling Hope Saxton at 1-800-258-3030, prompt 3.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of Homestead Funds, Inc. has determined that the Board's Audit Committee does not have an "audit committee financial expert" as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
         Fiscal Year 2002  $94,000
         Fiscal Year 2003  $98,700

(b)      Audit-Related Fees
         Fiscal Year 2002 $0
         Fiscal Year 2003 $0

(c)      Tax Fees
         Fiscal Year 2002  $10,500(1)
         Fiscal Year 2003  $11,000(1)

(d)      All Other Fees
         Fiscal Year 2002  $0
         Fiscal Year 2003  $8,000(2)

         (1)These fees were for (i) the preparation and execution of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Stock Index Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

         (2)These fees were for assistance with the calculation of the tax basis of securities transferred from the Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio.

(e) (1)  Not applicable.

    (2)  Percentages of Services Approved by the Audit Committee

         Audit-Related Fees:      Not Applicable
         Tax Fees:                100%
         All Other Fees:          100%

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Homestead Funds, Inc.'s financial statements for the period ending December 31, 2003 were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      Homestead Funds, Inc.'s Aggregate Non-Audit Fees

                                      2002             2003
                                      ----             ----
Homestead Funds, Inc.               $10,500           $19,000

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)   Not required with this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(b) A certification by the registrant's principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Homestead Funds, Inc.

         By   /s/ Peter R. Morris
              ---------------------
              Peter R. Morris
              President

         Date March 1, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By   /s/ Peter R. Morris
              ---------------------
              Peter R. Morris
              President

         Date March 1, 2004

         By   /s/ Sheri Cooper
              ---------------------
              Sheri Cooper
              Treasurer

         Date March 1, 2004